Registration Nos. 333-45343
                                                                      811-08625

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        SERIES IDENTIFIER NO. S000004302
                         CLASS IDENTIFIER NO. C000012028

                                    FORM N-6


REGISTRATION STATEMENT UNDER SECURITIES ACT OF 1933                    [  ]
     Pre-Effective Amendment No.                                       [  ]
     Post-Effective Amendment No. 11                                   [ X]

                                     And/or


REGISTRATION STATEMENT UNDER THE INVESTMENT ACT OF 1940                [  ]
     Amendment No. 6                                                   [ X]


         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                           USAA LIFE INSURANCE COMPANY
                               (Name of Depositor)

                            9800 Fredericksburg Road
                          San Antonio, Texas 78288-4501
         (Address of Depositor's Principal Executive Offices) (Zip Code)

                  Depositor's Telephone Number: (210) 498-8000

Name and Address of Agent for Service: Please send copies of all communications
Mark S. Howard, Esq.                   to:
USAA Life Insurance Company          Diane E. Ambler, Esq.
9800 Fredericksburg Road             Kirkpatrick & Lockhart Nicholson Graham LLP
San Atonio, Texas  78288-4501        1601 K Street
                                     Washington, D.C. 20030

It is proposed that this filing will become effective (check appropriate box)


[  ]   immediately upon filing pursuant to paragraph (b) of Rule 485
[X ]   on May 1, 2006 pursuant to paragraph (b) of Rule 485
[  ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485
[  ]   on May 1, 2006 pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title and Amount of Securities Being Registered:
     An Indefinite Amount of Interests in the Life Insurance Separate Account of USAA Life Insurance Company Under Variable Universal Life Insurance Policies.

                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                   PROSPECTUS


                                   MAY 1, 2006



Offered by:       USAA LIFE INSURANCE COMPANY

                  Telephone:  Toll-Free 1-800-531-2923

USAA LIfe Insurance Company (USAA Life) is offering a variable universal life insurance policy (Policy). This prospectus contains information about the Policy that you should know before investing.

The Policy offers:

o  Life Insurance protection guaranteed by USAA Life
   (See PAYMENT OF POLICY BENEFITS.)
o  Flexible premium payments (See PREMIUM PAYMENTS.)
o 17 investment options (See INVESTMENT OPTIONS and the Fund prospectuses for a description of the Funds)

USAA LIFE INVESTMENT TRUST            FIDELITY(R) VARIABLE INSURANCE PRODUCTS
     --------------------------       ---------------------------------------
USAA Life Growth and Income Fund      Fidelity VIP Contrafund(R) Portfolio,
USAA Life Aggressive Growth Fund      Initial class
USAA Life World Growth Fund           Fidelity VIP Equity-Income Portfolio,
USAA Life Diversified Assets Fund     Initial Class
USAA Life Income Fund


VANGUARD(R) VARIABLE INSURANCE FUND   DWS VARIABLE SERIES I
-----------------------------------   ------------------
Vanguard Diversified Value Portfolio  DWS Variable Series I
Vanguard Equity Index Portfolio       DWS Capital Growth VIP Portfolio,
Vanguard Mid-Cap Index Portfolio      Class A Shares
Vanguard Small Company Growth Portfolio
Vanguard International Portfolio      THE ALGER AMERICAN FUND
Vanguard REIT Index Portfolio         -----------------------
Vanguard High Yield Bond Portfolio    Alger American Growth Portfolio,
Vanguard Money Market                 Class O Shares


PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. YOUR PROSPECTUS AND POLICY MAY REFLECT VARIATIONS REQUIRED BY THE LAWS OF YOUR STATE. DEFINED TERMS USED IN THIS PROSPECTUS APPEAR AT THE END OF THIS BOOKLET. FOR MORE INFORMATION, THE CONTENTS OF THE SAI APPEAR ON PAGE 42 OF THIS PROSPECTUS.

FREE COPIES OF THE PROSPECTUS, ANNUAL REPORT OR SEMI-ANNUAL REPORT FOR EACH OF THE FUNDS ARE AVAILABLE BY CALLING 1-800-531-2923.

IMPORTANT NOTICES:
 o THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.
 o YOU MAY CANCEL THE POLICY WITHIN 10 DAYS AFTER RECEIVING IT, OR SUCH LONGER PERIOD AS THE LAWS OF YOUR STATE MAY REQUIRE.


NOT FDIC INSURED            MAY LOSE VALUE                    NO BANK GUARANTEE

                                  VUL Policy-1

TABLE OF CONTENTS

POLICY SUMMARY.............................................................3
   POLICY BENEFITS.........................................................3
      TYPE OF LIFE INSURANCE...............................................3
      PURCHASING A POLICY..................................................3
      INSURANCE PROTECTION OFFERED BY THE POLICY...........................3
      PERSONALIZED ILLUSTRATIONS...........................................3
      FREE LOOK/RIGHT TO EXAMINE...........................................3
      FLEXIBLE PREMIUM PAYMENTS............................................4
      INVESTMENT OPTIONS...................................................4
      ALLOCATING CASH VALUE................................................4
      TRACKING CASH VALUE..................................................4
      ACCESSING YOUR CASH VALUE............................................5
   POLICY RISKS............................................................5
      CASH VALUE AND INVESTMENT EXPERIENCE.................................5
      TRANSACTION RISKS....................................................5
      RISKS OF INVESTMENT OPTIONS..........................................6
      LAPSE RISK...........................................................6
      TAX RISKS............................................................6
   FEE TABLES..............................................................6
      TRANSACTION FEES.....................................................6
      PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES..................7
      OPTIONAL RIDER CHARGES...............................................7
      TOTAL ANNUAL FUND OPERATING EXPENSES.................................8
POLICY INFORMATION........................................................10
      WHO MAY PURCHASE A POLICY AND HOW TO PURCHASE A POLICY..............10
      EFFECTIVE DATE......................................................10
      PREMIUM PAYMENTS....................................................10
      INVESTMENT OPTIONS..................................................11
      POLICY LAPSE AND REINSTATEMENT......................................19
      CHARGES AND DEDUCTIONS..............................................20
      DEATH BENEFIT.......................................................22
      OPTIONAL INSURANCE BENEFITS.........................................24
      PAYMENT OF POLICY BENEFITS..........................................25
      CASH VALUE..........................................................26
      LOANS...............................................................28
      SURRENDERS..........................................................29
      TELEPHONE TRANSACTIONS..............................................30
      DOLLAR COST AVERAGING PROGRAM.......................................30
      AUTOMATIC ASSET REBALANCING.........................................31
      POSTPONEMENT OF PAYMENTS............................................31
MORE POLICY INFORMATION...................................................31
OTHER INFORMATION.........................................................34
DEFINITIONS...............................................................39
STATEMENT OF ADDITIONAL INFORMATION.......................................42

                                  VUL Policy-2

POLICY SUMMARY

This summary describes the Policy's benefits and risks. Please read the remainder of this prospectus for further details. The glossary at the end of the prospectus defines certain terms used in this prospectus.

POLICY BENEFITS

TYPE OF LIFE INSURANCE
The Policy is a FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY. Flexible Premium gives you the flexibility to vary the amount and frequency of your premium payments, within certain limits. The Policy is called variable life insurance because your Cash Value, your cost of insurance charges, and your life insurance (death) benefits can vary according to your investment in one or more Variable Fund Accounts. Your investment experience in the Variable Fund Accounts may be positive or negative. THE POLICY HAS NO MINIMUM GUARANTEED CASH VALUE, WHICH MEANS YOU BEAR THE ENTIRE INVESTMENT RISK THAT YOUR CASH VALUE COULD DECLINE TO ZERO.

PURCHASING A POLICY Call us at 1-800-531-2923. USAA Life's licensed insurance representatives can help you complete an application and guide you through the underwriting process, which normally involves a medical exam.

o We will issue you a Policy, provided you meet our requirements for insurability.
o The minimum amount of insurance available is $100,000 ($25,000 if the Insured is less than 18 years of age).
o We will not issue a Policy that insures a person older than age 80.
o We reserve the right to reject an application for any reason.
o Insurance coverage under your Policy begins on its Effective Date.

INSURANCE PROTECTION OFFERED BY THE POLICY
The Policy offers insurance protection under either a level death benefit option or an increasing death benefit option as shown below.

OPTION A (LEVEL DEATH BENEFIT)              OPTION B (INCREASING DEATH BENEFIT)
------------------------------              -----------------------------------
Death Benefit Greater of:                   Death Benefit Greater of:
o Your Policy's Specified Amount, or        o Your Policy's Specified Amount
o The Minimum Amount Insured                  PLUS the Cash Value, or
                                            o The Minimum Amount Insured

See Death Benefit for more detailed information. As long as the Policy remains in effect, under either option, the death benefit will never be less than the Policy's Specified Amount, less any Indebtedness and any due and unpaid Monthly Deductions.

In addition, you can add optional insurance death benefits to a Policy by rider. (See Other Policy Benefits - Optional Insurance Benefits).

PERSONALIZED ILLUSTRATIONS
Upon request and at no charge, we will provide a personalized illustration showing the Insured's age, sex and risk class. If applicable and requested, an illustration for a Policy not affected by sex of the Insured will be provided. To receive a personalized illustration, please contact us at 1-800-292-8556.

FREE LOOK/RIGHT TO EXAMINE
You may cancel the Policy within 10 days after receiving it, or later, as required by law. Should you elect to cancel the Policy, return it to us with your written request for cancellation and we will refund the greater of:

o your premium payments, or
o the value of the Variable Fund Accounts


                                  VUL Policy-3
as of the date of receipt of your request, plus any premium charge, monthly deduction, and mortality and expense charge that we deducted.

Initial Net Premium Payments allocated to any of the Variable Fund Accounts will be invested in the Vanguard Money Market Portfolio Variable Fund Account during the 10-day "Free Look" period plus 5 calendar days. If you live in California and if you are age 60 or older, you have additional options during the Free Look period and should contact us for more information.

FLEXIBLE PREMIUM PAYMENTS
Within certain limits, you have the flexibility to determine the amount and timing of your premium payments to reflect your changing financial conditions or objectives. We generally require a minimum initial premium to issue a Policy, but we do not impose a minimum on your subsequent premium payments. You must maintain sufficient Cash Value to keep your Policy in effect, which may require you to make additional unscheduled premium payments.

You can request a periodic premium schedule to suit your needs when applying for a Policy and we will bill you for these amounts, if you wish. You are not required to follow this schedule.

INVESTMENT OPTIONS

SEPARATE ACCOUNT
The Separate Account is a segregated asset account of USAA Life that supports Policy variable life insurance benefits. The Separate Account consists of 17 Variable Fund Accounts, each of which invests in a corresponding Fund.

INVESTMENT CHOICES
Through the Separate Account, you may invest in up to 17 Variable Fund Accounts, each of which invests exclusively in a corresponding Fund of:


o        the USAA Life Investment Trust (Trust),
o        the Vanguard(R) Variable Insurance Fund (Vanguard Fund),
o        the Fidelity(R) Variable Insurance Products (Fidelity Funds),
o        the DWS Variable Series I (formerly named Scudder), or
o        the Alger American Fund (Alger Fund).


TRANSFERS AMONG INVESTMENT OPTIONS
You may transfer value among the Variable Fund Accounts up to 18 times per Policy Year without charge. Transfers under the Dollar Cost Averaging Program and Automatic Asset Rebalancing are free and do not count against the limit.

o Additional transfers in a Policy Year are subject to a $25 transfer charge.
o You may authorize transfers by telephone or by written notice.
o Transfers must be at least $250, or the remaining value in the Variable Fund Account, if less.
o We reserve the right at any time, without prior notice, to terminate, suspend or modify these transfer privileges.


ALLOCATING PREMIUM PAYMENTS

o Specify on your Policy application how much of your Net Premium Payment to apply to each Variable Fund Account.
o After the Free Look Period, we will allocate your Net Premium Payments in accordance with these instructions until you direct otherwise.
o Change future allocations at any time by telephone or by written notice.
o Allocations can be as small as 1/10th of one percent.

TRACKING CASH VALUE
We will mail your periodic reports regarding your Policy and the Separate Account. In addition, log on to USAA.COM or call the USAA TOUCHLINE(R) at 1-800-531-5433 to find information about:

                                  VUL POlicy-4

o Policy details
o Variable Fund Account summaries
o Financial activity

You will need a USAA Member Number and USAA PIN to access usaa.com or USAA TOUCHLINE(R) information. You can also use your SociaL Security Number to access USAA TOUCHLINE(R) information.

ACCESSING YOUR CASH VALUE
Access your Cash Value through full or partial surrenders or Policy loans.

FULL SURRENDER
At any time while your Policy is in force, you may request to surrender the Policy and receive the Policy's Cash Surrender Value. Cash Surrender Value is the Policy Cash Value less the Surrender Charge, if any, payable on full surrender of your Policy. A full surrender may have tax consequences. (See TAX MATTERS.) A full surrender terminates the Policy.

PARTIAL SURRENDER

At any time while your policy is in force, you may request to withdraw part of the Policy's Cash Surrender Value. An administrative charge equal to the lesser of $25 or 2% of the amount withdrawn will apply. Your Policy's remaining Cash Value, after a partial surrender, may not be less than an amount equal to the then current surrender charge for a full surrender. A partial surrender will reduce your death benefit and may have tax consequences. (See TAX MATTERS.)


LOAN

You may borrow from your Policy at any time after the first Policy Year. The Policy is used as security for the loan. The maximum loan amount is 85% of the Cash Surrender Value that would be available for a full surrender. We charge you interest, in advance, at a maximum annual interest rate of 6% (4.5% for preferred loans). Lower rates may be available. If loans are not repaid, they will reduce the Policy's death benefit. A loan may have tax consequences. (See TAX MATTERS.)


POLICY RISKS

The Policy is a long-term investment designed to provide significant life insurance benefits. You should consider the Policy in conjunction with other insurance you own. It may be to your advantage to replace existing insurance with the Policy. The Policy should be purchased only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy Cash Value in the near future. THE POLICY IS DESIGNED TO MEET LONG-TERM FINANCIAL GOALS. IT IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

CASH VALUE AND INVESTMENT EXPERIENCE
o Your Policy Cash Value may change daily to reflect the investment experience of the Variable Fund Accounts.
o Your Policy Cash Value also will reflect the amount and frequency of premium payments, partial surrenders of Cash Value, Policy loans and the charges and deductions connected with the Policy.
o Your Policy has no minimum guaranteed Cash Value, which means you bear the entire investment risk that your Cash Value could decline to zero.
  (See CASH VALUE.)

TRANSACTION RISKS
There are risks associated with surrenders, withdrawals, and loans. These risks arise from the charges associated with those transactions, as well as their effect on the Policy. You should consider the following carefully:

o A surrender charge applies for 10 Policy Years after the Policy Date.
  It is possible you will receive no net Cash Surrender Value if you surrender your Policy in the first few Policy years.
o You should not purchase the Policy if you intend to surrender all or part of the policy account value in the near future.

                                  VUL Policy-5

o You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time.

RISKS OF INVESTMENT OPTIONS
A COMPREHENSIVE DISCUSSION OF THE RISKS OF EACH FUND MAY BE FOUND IN EACH FUND PROSPECTUS. PLEASE REFER TO THE FUNDS' PROSPECTUSES FOR MORE INFORMATION.

LAPSE RISK
If the Cash Value can no longer cover the Policy's Monthly Deduction and any loan interest due, the Policy will lapse and a grace period will begin, unless you have paid enough premiums to qualify for the Guaranteed Death Benefit. (See GUARANTEED DEATH Benefit.) During the grace period, you must pay the necessary premium. If you do not pay the necessary premium before the grace period ends, the Policy will terminate without value, ending all insurance coverage, including any benefits provided by rider.

If partial surrenders, loans, and charges reduce the Cash Value to too low an amount and/or if the investment experience in your selected Variable Fund Accounts is unfavorable, there is a risk that the Policy could lapse.

After termination, you may reinstate the Policy within 5 years, subject to certain conditions.

TAX RISKS
WE DO NOT INTEND THIS DISCUSSION TO BE TAX ADVICE. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR BEFORE PURCHASING A POLICY. (SEE TAX MATTERS.)

This Policy is intended to meet the definition of a "life insurance contract" under federal tax law. The Policy death benefit should be fully excludable from the Beneficiary's gross income if paid due to the death of the Insured. Any earnings on your investment in a Variable Fund Account should not be taxable to you while the Policy is in effect unless you receive a full or partial surrender of the Policy's Cash Value.

Federal tax law limits premium payments relative to your Policy's Specified Amount in order for the Policy to meet the definition of life insurance. If the premiums you pay exceed these limits, the Policy will be treated as a modified endowment contract (MEC) and federal tax law may impose penalties on amounts you take out of your Policy, whether as withdrawals, surrenders, or loans. We monitor your premium payments to help assure that you do not exceed permitted amounts or inadvertently incur any tax penalties due to excess premium payments.

FEE TABLES

The following tables describe the fees and charges that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and charges that you will pay at the time you buy the Policy, surrender the Policy, or transfer Cash Value between investment options.

-------------------------------------------------------------------------------
                                TRANSACTION FEES
-------------------------------------------------------------------------------
CHARGE                  WHEN CHARGE IS DEDUCTED            AMOUNT DEDUCTED
---------------------- -------------------------- -----------------------------
Maximum Charge Imposed  Each premium payment until        3% of premium paid
on Premiums             the amounts paid totals 10
                        Annual Target Premium
                        Payments(1)
_---------------------- ------------------------- -----------------------------
Maximum Deferred Sales  On surrender of Policy        Maximum of 50% of Annual
Charge                                                Target Premium Payment(2)
----------------------- ------------------------- -----------------------------
Partial Surrender       On partial surrender of       Lesser of $25 or 2% of
                        Policy                        amount withdrawn
----------------------- ------------------------- -----------------------------
Transfer Fees           Applied, after the 18th       $25 per transfer(3)
                        transfer in each Policy
                        Year, to each transfer.
----------------------- -------------------------- ----------------------------
1 An increase or decrease in the Policy's Specified Amount will result in a new
  Annual Target Premium Payment.
2 Declines by 5% each Policy Year to 0% after the 10th Policy Year.
3 We reserve the right at any time, and without prior notice, to terminate, suspend or modify transfer privileges under the Policy.

                                  VUL Policy-6

The next table describes the fee and charges that you will pay periodically during the time that you own the Policy, not including Fund operating expenses.

-------------------------------------------------------------------------------
               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
-------------------------------------------------------------------------------
CHARGE                  WHEN CHARGE IS DEDUCTED           AMOUNT DEDUCTED

----------------------- ----------------------------- -------------------------
Cost of Insurance(4)    Policy's Effective Date,
(per $1,000 of net      and each Monthly Anniversary
amount at risk)         thereafter
----------------------- ----------------------------- -------------------------
o Minimum and Maximum                                 $0.03 - $83.33 per $1,000
  Charge                                              of Net Amount at Risk
----------------------- ----------------------------- -------------------------
o Charge for 33 year old
  male in preferred risk                              $.061 per $1,000 of Net
  class in the first                                  Amount at Risk
  policy year
----------------------- ----------------------------- -------------------------
Maintenance Charge      Policy's Effective Date, and             $5
                        each Monthly Anniversary
                        thereafter
----------------------- ----------------------------- -------------------------
                                                      Annualized rate of .75% of
Mortality and Expense   Daily                         average net assets of each
Charge(5)                                             Variable Fund Account
----------------------- ----------------------------- -------------------------
                        Policy's Effective Date,and              $10
Administrative Charge   each Monthly Anniversary
                        thereafter during the first
                        Policy Year
----------------------- ----------------------------- -------------------------
Federal Income Tax Charge                                        None(6)
----------------------- ----------------------------- -------------------------
                        At the commencement of the
Loan Interest           loan and at the beginning of
                        each Policy Year thereafter so
                        long as the loan is outstanding
----------------------- ----------------------------- -------------------------
                        Policy Years 1 - 10 and each
Maximum Loan Interest   year after that until the              6% annually
Rate                    Insured is age 55
----------------------- ----------------------------- -------------------------
Maximum Loan Interest   Policy Year 11 and thereafter        4.5% annually
Rate (insured is age 55 if the Insured is age 55 or
or older)               older
----------------------- ----------------------------- -------------------------
                           OPTIONAL RIDER CHARGES(7)
----------------------- ----------------------------- -------------------------
RIDER                   WHEN RIDER CHARGE IS DEDUCTED      AMOUNT DEDUCTED
----------------------- ----------------------------- -------------------------
                        Later of the Policy's         Annualized rate of $.84
Accidental Death        Effective Date or the rider's per $1,000 Coverage
Benefit Rider           effective date, and each
                        Monthly Anniversary thereafter
----------------------- ----------------------------- -------------------------
                        Later of the Policy's Effective Anualized rate of $6.00
Children Term Life      Date or the rider's effective   per $1,000 coverage
Insurance Rider         date, and each Monthly
                        Anniversary thereafter
----------------------- ----------------------------- -------------------------
4 The cost of insurance charge for an Insured depends on the age, sex, and risk class of the Insured. (SEE CALCULATING YOUR COST OF INSURANCE.) The cost of insurance coverage shown in the table may not be representative of the charge that a particular Policy Owner will pay. The actual charge will be determined by an underwriting review of the Insured's health and circumstances. On request, we will provide a personalized illustration which will include the cost of insurance charge for the insured.
5 We deduct the Mortality and Expense Charge on a daily basis at an annual rate of .75% of the average net assets of each Variable Fund Account.
6 Currently, we make no charge for federal income taxes that may be attributable to the Separate Account. We may, however, make such a charge in the future, should it be necessary. We also may make charges for other taxes, if any, attributable to the Separate Account.
7 Riders offer additional benefits to go with your Policy. Not all riders are available in all states.

                                  VUL Policy-7

-------------------------------------------------------------------------------
                         OPTIONAL RIDER CHARGES (CONT'D)
-------------------------------------------------------------------------------
----------------------- ----------------------------- -------------------------
RIDER                   WHEN RIDER CHARGE IS DEDUCTED      AMOUNT DEDUCTED
----------------------- ----------------------------- -------------------------
Extended Maturity Date          Not applicable                   None
Rider
----------------------- ----------------------------- -------------------------
Terminal Illness Rider          Not applicable                   None
----------------------- ----------------------------- --------------------------
                        Later of the Policy's Effective
Waiver of Monthly       Date or the rider's effective
Deduction Rider(8)      date, and each Monthly
                        Anniversary thereafter
----------------------- ----------------------------- -------------------------
o Minimum and Maximum                                 $0.05 - $0.277 per $1 of
  Charge                                              of Monthly Deduction
----------------------- ----------------------------- -------------------------
o Charge for 33 year old
  male in preferred risk                             $0.059 per $1 of Monthly
  class in the first                                  Deduction
  policy year
----------------------- ----------------------------- -------------------------
8 The Waiver of Monthly Deduction charge for an Insured depends on the age of the Insured. The charge shown in the table may not be representative of the charge that a particular Policy Owner will pay. On request, we will provide a personalized illustration which will include the Waiver of Monthly
  Deduction rider.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time that you own the Policy. More detail concerning Fund fees and expenses is contained in the prospectus for each Fund.

------------------------------------------ ------------------ -----------------
TOTAL ANNUAL FUND OPERATING EXPENSES            MINIMUM             MAXIMUM
------------------------------------------ ------------------ -----------------
Expenses that are deducted from Fund assets,
including management fees and other              .14%                 1.41%
expenses(9)
------------------------------------------ ------------------ -----------------
9 The maximum actual total Fund operating expense was .95% as the result of an agreement that caps expenses for the USAA Life Investment Trust. The agreement may be terminated at any time by USAA Life Investment Trust. For additional information, please see footnote 11 below.

The next table shows the operating expenses (before and after contractual waiver or reimbursement) charged by each Fund for the fiscal year ended December 31, 2005.

                                  VUL Policy-8

                             FUND OPERATING EXPENSES
-------------------------- ------------------ --------------- -----------------
VARIABLE FUND ACCOUNT        MANAGEMENT          OTHER             TOTAL FUND
                             FEES                EXPENSES     OPERATING EXPENSES
-------------------------------------------------------------------------------
USAA LIFE
INVESTMENT TRUST(10)
-------------------------- ------------------ --------------- -----------------
Growth and Income(11)            .20                 .32               .52
-------------------------- ------------------ --------------- -----------------
Aggressive Growth(11)            .50                 .73              1.23
-------------------------- ------------------ --------------- -----------------
World Growth(11)                 .35                1.06              1.41
-------------------------- ------------------ --------------- -----------------
Diversified Assets(11)           .20                 .41               .61
-------------------------- ------------------ --------------- -----------------
Income(11)                       .20                 .57               .77
-------------------------- ------------------ --------------- -----------------
VANGUARD(R) VARIABLE
INSURANCE FUND
-------------------------- ------------------ --------------- -----------------
Diversified Value Portfolio      .38                 .03               .41
-------------------------- ------------------ --------------- -----------------
Equity Index Portfolio           .11                 .03               .14
-------------------------- ------------------ --------------- -----------------
Mid-Cap Index Portfolio          .20                 .04               .24
-------------------------- ------------------ --------------- -----------------
Small Company Growth Portfolio   .37                 .03               .40
-------------------------- ------------------ --------------- -----------------
International Portfolio          .36                 .05               .41
-------------------------- ------------------ --------------- -----------------
REIT Index Portfolio             .28                 .03               .31
-------------------------- ------------------ --------------- -----------------
High Yield Bond Portfolio        .21                 .04               .25
-------------------------- ------------------ --------------- -----------------
Money Market Portfolio           .12                 .03               .15
-------------------------- ------------------ --------------- -----------------
FIDELITY(R) VARIABLE
INSURANCE PRODUCTS(12)
-------------------------- ------------------ --------------- -----------------

Contrafund(R) Portfolio,
Initial Class(12)               .57                 .09                .66
-------------------------- ------------------ --------------- -----------------
Equity-Income Portfolio,
Initial Class(12)               .47                 .09                .56
-------------------------- ------------------ --------------- -----------------
DWS VARIABLE
SERIES 1(13)                    .46                 .04                .50
DWS Capital Growth VIP Portfolio,
Class A Shares
-------------------------- ------------------ ---------------- ----------------
ALGER AMERICAN                  .85                 .06                .91
FUND(14)
Growth Portfolio, Class O Shares
-------------------------------------------------------------------------------
10 Through a commission recapture program, a portion of the brokerage commissions that the Funds pay may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Funds. In addition, through arrangements with the Fund custodian, realized credits, if any, generated from cash balances in the Funds'bank accounts are used to reduce the Funds' expenses. The Total Fund Operating Expenses reflect total operating expenses of the Funds before reductions of any expenses paid indirectly. These offsets may be discontinued at any time. Including these reductions, the total fund operating expenses would have been as follows:
   Growth and Income                0.50
   Aggressive Growth                1.21
   World Growth                     1.40
   Diversified Assets               0.60
   Income                           0.77(+)
   (+) Expenses paid indirectly did not impact the Income Fund expense ratio.
11 Pursuant to an Administrative Services Agreement, USAA Life and USAA Life
   Investment trust have agreed to cap fund expenses, including, but not limited to administrative expenses and investment advisory expenses, as follows:
   0.95% of the monthly average net assets of the USAA LIFE AGGRESSIVE GROWTH FUND and the USAA LIFE WORLD GROWTH FUND, 0.75% of the monthly average net assets of the USAA LIFE DIVERSIFIED ASSETS FUND, 0.60% of the monthly average net assets of the USAA LIFE GROWTH AND INCOME FUND, and 0.65%

                                  VUL Policy-9
   of the monthly average net assets of the USAA LIFE INCOME FUND, before reductions of any expenses paid indirectly. The agreement may be terminated at any time by USAA Life Investment Trust or upon 60 days written notice by USAA Life. With this cap, the Funds' Total Fund Operating Expense After Reimbursement were as follows:
 FUND               TOTAL ANNUAL       AMOUNT OF       TOTAL FUND OPERATING
                OPERATING EXPENSES  REIMBURSEMENT   EXPENSES AFTER REIMBURSEMENT
 Growth & Income        .52               0                     .52
 Aggressive Growth     1.23             .28                     .95
 World Growth          1.41             .46                     .95
 Diversified Assets     .61               0                     .61
 Income                 .77             .12                     .65
12 A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund expenses. In addition, through arrangements with the Fund custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund custodian expenses. Including these reductions, the total class operating expenses would have been 0.64% for VIP Contrafund(R) and 0.55% for EQUITY-INCOME. These offsets may be discontinued at any time.
13 Pursuant to their respective agreements with DWS Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the Capital Growth Portfolio to 0.49%.
14 Alger Management or its affiliates reimburses USAA Life for the cost of administrative services that we provide to the Fund it manages as an investment choice under the Policies. Compensation is paid out of fee earnings, based on a percentage of the Fund's average net assets attributable to a Policy.



POLICY INFORMATION

WHO MAY PURCHASE A POLICY AND HOW TO PURCHASE A POLICY
o Complete an application and submit it, with your initial premium payment
  (if required), to our Home Office.
o You are required to provide us with satisfactory evidence of your insurability as part of the underwriting process.
o During the underwriting process, you will be asked to complete a medical examination in order to assign you to an underwriting risk class used to determine your cost of insurance charges.
o After completion of the underwriting process, we will notify you of our decision regarding your application.
o We will not issue a Policy to insure a person older than age 80.

EFFECTIVE DATE
o If the first premium is submitted with the application, the Effective Date will ordinarily be the date the application is approved and the Policy is issued.
o Insurance coverage begins on the Policy's Effective Date which is shown on the Policy Information Page.
o You must pay the first premium before the Policy becomes effective.

PREMIUM PAYMENTS

METHODS OF PAYMENT
o We accept premium payments by check or money order drawn on a U.S. bank in U.S. dollars and made payable to USAA Life Insurance Company or USAA Life.
o We accept premium payments made by bank draft, wire, or exchange in U.S. dollars from another insurance company.
o Premium payments must be sent directly to our Home Office.
o You may use our Automatic Payment Plan to have monthly premium payments automatically deducted from your bank account.

AMOUNT AND FREQUENCY OF PAYMENTS
o As long as you maintain sufficient Cash Value, you have flexibility to determine the amount and frequency of premium payments.
o INITIAL PREMIUM PAYMENT - To issue a Policy, you are required to provide us with an initial premium payment equal to at least one full Planned Periodic Premium Payment specified in your Policy. (If you select the Automatic Payment Plan, your initial premium payment would equal 2 monthly payments under the Plan.)
o MINIMUM AND MAXIMUM PREMIUM PAYMENTS - Except for the initial premium payment, we do not require any minimum premium. However, you must maintain enough Cash Value to cover policy charges or the Policy will

                                 VUL Policly-10
  lapse. In addition, for the Policy to qualify as a life insurance contract for federal tax purposes, the total amount of your premium payments may not exceed the maximum amount allowed by federal tax law, unless necessary to prevent lapse. If a premium payment would cause you to exceed that maximum amount, we will refund the excess premium payment to you. (See TAX MATTERS.)

PREMIUM ALLOCATION
On your application, you must specify the allocation of Net Premium Payments to each selected Variable Fund Account. You can specify allocations in increments as small as 1/10th of one percent. The total amount of your allocations must equal 100%. During the application process, we will hold your initial premium payment in our general account (without interest). If a policy is not issued, we will return your premium.

Once your application is in good order, we will credit your initial net premium to the Policy as of the date the Policy is issued. There is a Free Look period during which we will allocate your initial Net Premium Payment and any subsequent Net Premium received during the Free Look period to the Vanguard Money Market Portfolio Variable Fund Account. The Net Premium will remain in the Vanguard Money Market Portfolio Variable Fund Account for the Free Look period plus five days. On the Valuation Date immediately following the end of that period, we will allocate the initial Net Premium Payment, together with any subsequent Net Premium Payments that have been made, plus any earnings, among the Variable Fund Accounts in the percentages directed on the application. We will allocate these amounts at the Accumulation Unit Value next computed on that date. (See CALCULATING YOUR VALUE IN THE VARIABLE FUND ACCOUNTS.) You may change your fund allocations at any time by telephone or by written notice. There are no charges or fees for changing your allocation instructions. The allocation change will become effective with the first premium payment we receive on or following the Date of Receipt of your request. (See TRANSFER OF VALUE.)

PLANNED PERIODIC PREMIUM PAYMENTS
You may choose to make planned periodic premium payments. For convenience, we will also set up a schedule of premium payments and will send you premium notices at quarterly, semiannual or annual intervals. To facilitate planned periodic premium payments, we also will accept monthly premium payments through our Automatic Payment Plan. You are not obligated to follow the schedule of planned periodic premium payments, and failing to do so will not itself cause your Policy to lapse. Conversely, following the schedule will not guarantee that your Policy will remain in effect, unless you have made enough premium payments to qualify for the Guaranteed Death Benefit. (See GUARANTEED DEATH BENEFIT.)

ANNUAL TARGET PREMIUM PAYMENT
We will use the Annual Target Premium Payment specified in your Policy to determine whether we will deduct a premium charge from your premium payments or a surrender charge if you fully surrender. (See PREMIUM CHARGE and SURRENDER CHARGE under CHARGES AND Deductions.) We also will use the Annual Target Premium Payment to determine whether the Guaranteed Death Benefit applies. (See GUARANTEED DEATH BENEFIT under LAPSE AND REINSTATEMENT.) We determine the Annual Target Premium Payment actuarially based on the age, sex, and risk class of the Insured, and the insurance benefits contained in the Policy.

INVESTMENT OPTIONS

Currently, you may invest in up to 17 Funds through the Separate Account. You can invest in a Fund by allocating Net Premium Payments to the corresponding Variable Fund Account. The Funds are managed by professional money managers as shown in the chart below that provides a brief description of each Fund. For more information, including a discussion of potential investment and other risks, please refer to the prospectuses for the Funds.

ADDITIONS OR CHANGES TO INVESTMENT OPTIONS
In the future, additional Funds may be made available as investment options through corresponding Variable Fund Accounts. For example, we may add Funds if we believe investment or marketing conditions warrant. We reserve the right, subject to compliance with applicable law, to change the Funds available as investment options. For example, we may eliminate or merge one or more Funds or substitute the shares of a Fund for those of another Fund. We may do so, in our sole discretion, if we determine further investment in any Fund would be inconsistent with the purposes of the Policies. We will give you written notice of the addition, elimination, merger, or substitution of any Fund to the extent required by law.

                                 VUL Policy-11

In the event of a substitution or other change, we may, by appropriate endorsement, make any changes in your Policy and any future policies as may be necessary or appropriate to reflect the substitution or change, operate the Separate Account as a management company, deregister it with the SEC in the event such registration is no longer required, or combine it with other USAA Life separate accounts.

VOTING PRIVILEGES
Based on our present view of the law, we will vote the shares of the Funds we hold directly or indirectly through the Separate Account in accordance with instructions received from Owners entitled to give such instructions. We will determine the persons entitled to give voting instructions and the number of shares a person has a right to instruct based on Variable Fund Account Values as of the record date of the meeting. We will vote shares attributable to Policies for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine, based on SEC rules or other authority, that we may vote such shares ourselves in our own discretion.



                                 VUL Policy-12

----------------------------------------------- ------------------------------------------------- ---------------------------------
INVESTMENT OBJECTIVE                                    PRINCIPAL INVESTMENT STRATEGIES                   INVESTOR PROFILE
& INVESTMENT ADVISER
----------------------------------------------- ------------------------------------------------- ---------------------------------
                                                             EQUITY INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME                      o   Normally invests at least 80% of total        May be appropriate for
PORTFOLIO, INITIAL CLASS                            assets in income-producing equity             investors who are willing to
                                                    securities, which tends to lead to            ride out stock market
OBJECTIVE:                                          investments in large cap value stocks.        fluctuations in pursuit of
Reasonable income. The fund will also           o   Potentially invests in other types of         potentially above-average
consider the potential for capital                  equity securities and debt securities,        long-term returns.  Designed
appreciation.  The Fund's goal is to achieve        including lower-quality debt securities.      for those who want some income
a yield which exceeds the composite yield on    o   Invests in domestic and foreign               from equity and bond
the securities comprising the S&P 500(R) Index      issuers.                                      securities, but also want to be
                                                o   Uses fundamental analysis of each             invested in the stock market
ADVISER:                                            issuer's financial condition and industry     for its long-term growth
Fidelity Management & Research                      position and market and economic conditions   potential.
Company                                             to select investments.
82 Devonshire Street
Boston, Massachusetts  02109
-----------------------------------------------------------------------------------------------------------------------------------
                                                       MULTI-CAP CORE FUND
-----------------------------------------------------------------------------------------------------------------------------------
USAA LIFE GROWTH AND INCOME                     o   Invests primarily in equity securities        Designed for the investor
FUND                                                that show the best potential for total        seeking to benefit from
                                                    return through a combination of capital       long-term growth of capital and
OBJECTIVE:                                          appreciation and income.  The term equity     return.  Because the Fund
Primary:      Capital growth                        securities is generally used to include       emphasizes investments in
Secondary:    Current Income                        common stocks, and securities that carry      common stocks, its value will
                                                    the right to buy common stocks.               fluctuate based on market
ADVISER:                                        o   Investments in convertible securities         conditions.  Consequently, the
USAA Investment Management                          is limited to 5% of assets.  May invest in    Fund should not be relied upon
Company                                             nonconvertible debt securities and            for short-term financial needs
9800 Fredericksburg Road                            preferred stock.                              or short-term investment in the
San Antonio, Texas 78288                        o   While most of the Fund's assets will          stock market.
                                                    be invested in U.S. securities, up to 20%
SUBADVISER:                                         of the Fund's total assets may be invested
Wellington Management Company, LLP                  in foreign securities purchased in either
75 State Street                                     foreign or U.S. markets.  These foreign
Boston, Massachusetts  02109                        holdings may include securities issued in
                                                    emerging markets as well as securities
                                                    issued in established markets.
----------------------------------------------- ------------------------------------------------- ---------------------------------
                                                       MULTI-CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------
VANGUARD DIVERSIFIED VALUE                      o   Invests primarily in common stocks of         May be suitable investment for
PORTFOLIO                                           large and medium-size companies whose         you if: (1) you wish to add a
                                                    stocks are considered by the adviser to be    stock fund to your existing
OBJECTIVE:                                          undervalued and out of favor with             holdings, which could include
Long-term growth of capital and a moderate          investors.  Such value stocks typically       other stock investments as well
level of dividend income                            have above-average dividend yields and/or     as bond and money market
                                                    below-average prices in relation to such      investments; (2) you want a
ADVISER:                                            financial measures as earnings, book value,   stock fund employing a value
Barrow, Hanley, Mewhinney &                         and cash flow.                                approach in seeking long-term
Strauss, Inc.                                                                                     growth in capital as well as
One McKinney Plaza                                                                                moderate level of dividend
3232 McKinney Ave, 15h Floor                                                                      income.
Dallas, Texas 75204
----------------------------------------------- ------------------------------------------------- ---------------------------------

                                                                     VUL Policy-13

----------------------------------------------- ------------------------------------------------- ---------------------------------
INVESTMENT OBJECTIVE                                   PRINCIPAL INVESTMENT STRATEGIES                   INVESTOR PROFILE
& INVESTMENT ADVISER
----------------------------------------------- ------------------------------------------------- ---------------------------------
                                                      LARGE-CAP GROWTH FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
ALGER AMERICAN GROWTH PORTFOLIO, CLASS O        o   Invests primarily in equity                   May be appropriate for
SHARES*                                             securities, such as common or preferred       investors seeking long-term
                                                    stocks, which are listed on U.S. exchanges    capital appreciation.
OBJECTIVE:                                          or in the over-the-counter market.
Long-term capital appreciation                  o   The Fund invests primarily in growth
                                                    stocks.
ADVISER:                                        o   Under normal circumstances, the Fund
Fred Alger Management, Inc.                         invests primarily in the equity securities
111 Fifth Avenue                                    of large companies with a market
New York, New York  10003                           capitalization of $1 billion or greater.

*The Alger American Fund offers both Class O
and Class S shares.  The classes differ only
in that Class S shares are subject to
distribution and shareholder servicing fees,
while Class O shares are not.  Only Class O
shares are available under the Policy.
----------------------------------------------- ------------------------------------------------- ---------------------------------

DWS VS I CAPITAL GROWTH VIP PORTFOLIO,          o   Invests at least 65% of total assets          May be appropriate for
CLASS A SHARES                                      in common stocks of U.S. companies.           investors seeking long-term
OBJECTIVE:                                      o   Although the Fund can invest in               growth.
Maximize long-term capital growth through a         companies of any size, it generally focuses
broad and flexible investment program.              on established companies that are similar
                                                    in size to the companies in the S&P 500
ADVISER:                                            Index.  The Fund intends to invest
Deutsche Investment Management Americas, Inc.       primarily in companies whose market
345 Park Avenue                                     capitalizations fall within the normal
New York, New York 10154                            range of the Index.

----------------------------------------------- ------------------------------------------------- ---------------------------------
USAA LIFE AGGRESSIVE GROWTH                     o   Invests primarily in equity securities        Designed for the investor
FUND                                                of large companies that are selected for      seeking to benefit from
                                                    their growth potential.  The term equity      long-term growth of capital.
OBJECTIVE:                                          securities is generally used to include       Generally, this Fund is
Appreciation of capital                             common stocks, convertible securities, and    expected to have a greater
                                                    securities that carry the right to buy        potential for long-term capital
ADVISER:                                            common stocks.                                appreciation than growth and
USAA Investment Management Company              o   While most of the Fund assets will be         income funds, but is also
9800 Fredericksburg Road                            invested in U.S. securities, up to 20% of     significantly more volatile.
San Antonio, Texas 78288                            the Fund total assets may be invested in
                                                    foreign securities purchased in either
SUBADVISER:                                         foreign or U.S. markets.
Marsico Capital Management, LLC
1200 17th Street, Suite 1300
Denver, Colorado 80202
----------------------------------------------- ------------------------------------------------- ---------------------------------
                                                                     VUL Policy-14

----------------------------------------------- ------------------------------------------------- ---------------------------------
INVESTMENT OBJECTIVE                                   PRINCIPAL INVESTMENT STRATEGIES                   INVESTOR PROFILE
& INVESTMENT ADVISER
----------------------------------------------- ------------------------------------------------- ---------------------------------
                                                            LARGE-CAP CORE FUND
----------------------------------------------- ------------------------------------------------- ---------------------------------
FIDELITY VIP CONTRAFUND(R)                      o   Normally invests primarily in common          May be appropriate for
PORTFOLIO, INITIAL CLASS                            stocks.                                       investors who are willing to
                                                o   Invests in securities of companies            ride out stock market
OBJECTIVE:                                          whose value it believes is not fully          fluctuations in pursuit of
Long-term capital appreciation                      recognized by the public.                     potentially above-average
                                                o   Invests in domestic and foreign               long-term returns.
ADVISER:                                            issuers.
--------
Fidelity Management & Research Company          o   Invests in either growth stocks or
82 Devonshire Street                                value stocks or both.
Boston, Massachusetts  02109                    o   Uses fundamental analysis of each
                                                    issuer's financial condition and industry
                                                    position and market and economic conditions
                                                    to select investments.
----------------------------------------------- ------------------------------------------------- ---------------------------------
                                                         S&P 500 INDEX OBJECTIVE FUND
-----------------------------------------------------------------------------------------------------------------------------------
VANGUARD EQUITY INDEX PORTFOLIO                 o   Employs a passively managed- or               May be a suitable investment
                                                    index-approach, by holding all of the         for you if: (1) you wish to add
OBJECTIVE:                                          stocks in the Standard & Poor's 500           a low-cost,
Long-term growth of capital and income by           Composite Stock Price Index in roughly the    large-capitalization stock
attempting to match the performance of a            same proportion to their weighting in the     index fund to your existing
broad-based market index of stocks of large         index.                                        holdings, which could include
U.S. companies.                                                                                   other stock investments as well
                                                                                                  as bond and money market
ADVISER:                                                                                          investments; (2) you want the
The Vanguard Group                                                                                potential for long-term capital
P. O. Box 2600                                                                                    appreciation, with a moderate
Valley Forge, Pennsylvania 19482                                                                  level of dividend income.

-----------------------------------------------------------------------------------------------------------------------------------
                                                            MID-CAP CORE FUND
-----------------------------------------------------------------------------------------------------------------------------------
VANGUARD MID-CAP INDEX                          o   Employs a passively managed-or                May be suitable investment for
PORTFOLIO                                           index-approach by holding the stocks in the   you if: (1) you wish to add a
                                                    Standard & Poor's MidCap 400 Index in         low-cost, mid-capitalization
OBJECTIVE:                                          roughly the same proportion to their          stock index fund to your
Long-term growth of capital by attempting to        weighting in the Index.                       existing holdings, which could
match the performance of a broad-based market                                                     include other stock investments
index of stocks of medium-size U.S. companies.                                                    as well as bond and money
                                                                                                  market investments; (2) you
ADVISER:                                                                                          want the potential for
The Vanguard Group                                                                                long-term capital appreciation.
P. O. Box 2600
Valley Forge, Pennsylvania  19482
----------------------------------------------- ------------------------------------------------- ---------------------------------
                                                                     VUL Policy-15

----------------------------------------------- ------------------------------------------------- ---------------------------------
INVESTMENT OBJECTIVE                                    PRINCIPAL INVESTMENT STRATEGIES                   INVESTOR PROFILE
& INVESTMENT ADVISER
----------------------------------------------- ------------------------------------------------- ---------------------------------
                                                            SMALL-CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
VANGUARD SMALL COMPANY                          o   Invest mainly in the stocks of smaller        May be suitable investment for
GROWTH PORTFOLIO                                    companies (which, at the time of purchase,    you if: (1) you wish to add a
                                                    typically have a market value of less than    small-capitalization growth
OBJECTIVE:                                          $1-$2 billion).  These companies are          stock fund to your existing
Long-term growth of capital                         considered by the Fund's advisers to have     holdings, which could include
                                                    above-average prospects for growth, but       other stock investments as well
ADVISERS:                                           often provide little or no dividend income.   as bond and money market
Granahan Investment Management, Inc.                                                              investments; (2) you are
275 Wyman Street                                                                                  seeking growth of capital over
Waltham, Massachusetts 02154                                                                      the long-term at least five
                                                                                                  years; (3) you are not looking
Grantham, Mayo, Van Otterloo & Co. LLC                                                            for dividend income; (4) you
40 Rowes Wharf                                                                                    are willing to assume the
Boston, Massachusetts 02110                                                                       above-average risk associated
                                                                                                  with investing in small cap
                                                                                                  growth stocks.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                BALANCED FUND
----------------------------------------------- ------------------------------------------------- ---------------------------------
USAA LIFE DIVERSIFIED ASSETS FUND               o   Invests in a diversified program              Designed for the investor
                                                    within one mutual fund by allocating the      seeking the benefits of both
OBJECTIVE:                                          Fund's assets, under normal market            long-term capital appreciation
Long-term capital growth, consistent with           conditions, in the following target ranges:   and current return.  Generally,
preservation of capital and balanced by             50-70% for equity securities and 30-50% for   the Fund is expected to have
current income                                      debt securities and money market              less exposure to equity
                                                    instruments.  The ranges allow for a          securities than growth funds.
ADVISER:                                            variance within the investment categories.
USAA Investment Management                      o   The equity securities will consist
Company                                             significantly of domestic common stocks
9800 Fredericksburg Road                            and, to a much lesser extent, may include
San Antonio, Texas 78288                            shares of real estate investments trust
                                                    (REITs).
SUBADVISER:                                     o   While most of the Fund's assets will
(Equity Portion)                                    be invested in U.S. securities, up to 20%
Wellington Management Company, LLP                  of the Fund's total assets may be invested
75 State Street                                     in foreign or U.S. markets.  These foreign
Boston, Massachusetts  02109                        holdings may include securities issued in
                                                    emerging markets as well as securities
                                                    issued in established markets.
                                                o   The fixed income component will be
                                                    made up of the same types of debt
                                                    securities and money market instruments in
                                                    which the USAA Life Income Fund may invest.
----------------------------------------------- ------------------------------------------------- ---------------------------------
                                                                     VUL-Policy-16

----------------------------------------------- ------------------------------------------------- ---------------------------------
INVESTMENT OBJECTIVE                                     PRINCIPAL INVESTMENT STRATEGIES                   INVESTOR PROFILE
& INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  GLOBAL FUND
-----------------------------------------------------------------------------------------------------------------------------------
USAA LIFE WORLD GROWTH FUND                     o   Invests primarily in equity securities        Designed for the investor
                                                    of both foreign (including emerging market)   seeking to diversify by
OBJECTIVE:                                          and domestic issuers.  The term equity        investing in securities of both
Long-term capital appreciation                      securities is generally used to include       domestic and foreign issuers
                                                    common stocks, securities convertible into    and who is prepared to bear the
ADVISER:                                            common stocks, and securities that carry      risks of such investments.
USAA Investment Management Company                  the right to buy common stocks.               Because of the Fund's emphasis
9800 Fredericksburg Road                        o   May not invest more than 25% of total         on equity securities and
San Antonio, Texas 78288                            assets in one industry.                       securities of foreign issuers,
                                                o   Under normal market conditions, the           the Fund should not be relied
SUBADVISER:                                         Fund's investments will be diversified in     upon as a balanced investment
MFS Investment Management                           at least three countries, one of which is     program.
500 Boylston Street                                 the United States.
Boston, Massachusetts 02116
----------------------------------------------- ------------------------------------------------- ---------------------------------
                                                                INTERNATIONAL FUND
-----------------------------------------------------------------------------------------------------------------------------------
VANGUARD INTERNATIONAL PORTFOLIO                o   Invests in the stocks of seasoned             May be suitable investment for
                                                    companies located outside of the United       you if: (1) you wish to add an
OBJECTIVE:                                          States.                                       international stock fund to
Long-term growth of capital                     o   In selecting stocks, Schroder                 your existing holdings, which
                                                    evaluates foreign markets around the          could include other stock
ADVISER 1:                                          world.  Within markets regarded as having     investments as well as bond and
Schroder Investment Management                      favorable investment climates, this adviser   money market investments; (2)
North America, Inc.                                 selects companies with above-average growth   you are seeking growth of
875 3rd Avenue                                      potential whose stocks sell at reasonable     capital over the long-term at
New York, New York 10022                            prices.                                       least five years; (3) you are
                                                o   Baillie Gifford uses a fundamental            not looking for income; (4) you
SUBADVISER:                                         approach to identify quality growth           are willing to assume the
Schroder Investment Management                      companies and considers sustainable           additional risks (including
North America, Limited                              earnings and free cash flow growth to be      currency and country risk)
31 Gresham Street                                   critical factors in evaluating a company's    associated with international
London EC2V 7QA, England                            prospects.  Companies are screened first      stocks.
                                                    for quality and then for value.  Baillie
ADVISER 2:                                          Gifford looks for companies with attractive
Baillie Gifford Overseas Ltd                        industry backgrounds, strong competitive
1 Rutland Court, Edinburgh, EH3                     positions within those industries, high
8EY, Scotland                                       quality earnings and a positive approach
                                                    towards shareholders.  The main fundamental
                                                    factors considered when analyzing companies
                                                    in this bottom-up analysis are: earnings
                                                    growth, cash flow growth, profitability,
                                                    debt and interest coverage, and valuation.
----------------------------------------------- ------------------------------------------------- ---------------------------------

                                                                     VUL Policy-17

----------------------------------------------- ------------------------------------------------- ---------------------------------
INVESTMENT OBJECTIVE                                     PRINCIPAL INVESTMENT  STRATEGIES                  INVESTOR PROFILE
& INVESTMENT ADVISER
----------------------------------------------- ------------------------------------------------- ---------------------------------
                                                            INVESTMENT GRADE BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
USAA LIFE INCOME FUND                           o   Invests primarily in U.S.                     Designed primarily for the
                                                    dollar-denominated debt and                   investor seeking to benefit
OBJECTIVE:                                          income-producing securities that have been    from returns higher than those
Maximum current income without undue risk to        selected for their high yields relative to    available in a money market
principal                                           the risk involved.                            fund.  An investor in this Fund
                                                o   Debt securities must be                       should also be willing to
ADVISER:                                            investment-grade at the time of purchase.     accept principal fluctuations.
USAA Investment Management Company                                                                The Fund should not be relied
9800 Fredericksburg Road                                                                          upon as a balanced investment
San Antonio, Texas 78288                                                                          program.
----------------------------------------------- ------------------------------------------------- ---------------------------------
                                                               HIGH YIELD BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
VANGUARD HIGH YIELD BOND                        o   Invests primarily in a diversified            May be a suitable investment
PORTFOLIO                                           group of high-yielding, higher-risk           for you if: (1) you are seeking
                                                    corporate bonds with medium- and              a high level of income and are
OBJECTIVE:                                          lower-range credit-quality ratings,           willing to take substantial
High level of income                                commonly known as junk bonds.                 risks in pursuit of higher
                                                o   The Fund emphasizes higher grades of          returns; (2) you have a
ADVISER:                                            credit quality within the high-yield bond     long-term investment horizon-
Wellington Management Company, LLP                  universe.  The Funds invests at least 80%     more than five years.
75 State Street                                     of its assets in corporate bonds that are
Boston, Massachusetts  02109                        rated below Baa by Moody's Investors
                                                    Service, Inc. or below BBB by Standard &
                                                    Poor's Corporation.
                                                o   The Fund may not invest more than 20%
                                                    of its assets in any of the following taken
                                                    as a whole: securities with credit ratings
                                                    lower than B or that are unrated,
                                                    convertible securities, and preferred
                                                    stocks.
                                                o   The adviser may consider a security's
                                                    potential for capital appreciation only
                                                    when it is consistent with the objective of
                                                    high and sustainable current income.
----------------------------------------------- ------------------------------------------------- ---------------------------------

                                                                     VUL Policy-18

----------------------------------------------- ------------------------------------------------- ---------------------------------
INVESTMENT OBJECTIVE                                      PRINCIPAL INVESTMENT STRATEGIES                   INVESTOR PROFILE
& INVESTMENT ADVISER
----------------------------------------------- ------------------------------------------------- ---------------------------------
                                                                  REAL ESTATE FUND
-----------------------------------------------------------------------------------------------------------------------------------
VANGUARD REIT INDEX PORTFOLIO                   o   Invests in the stocks of real estate          May be a suitable investment
                                                    investment trusts (REITs), which own office   for you if: (1) you are looking
OBJECTIVE:                                          buildings, hotels, shopping centers, and      for a simple way to gain
High level of income and moderate long-term         other properties.                             indirect exposure to the real
growth of capital                               o   The Fund employs a passively                  estate market to further
                                                    managed-or index-approach, by holding a mix   diversify your existing
ADVISER:                                            of securities that seeks to match the         holdings, which could include
The Vanguard Group                                  performance of the Morgan Stanley REIT        other stock, bond, and money
P. O. Box 2600                                      Index, a benchmark of U.S. REITs.  Holdings   market investments. (2) you
Valley Forge, Pennsylvania 19482                    of the Index, and thus of the Fund, are       want a stock fund that offers
                                                    weighted according to each stock's market     the potential for above-average
                                                    capitalization.                               dividend income.
                                                o   The Fund holds each stock found in the        (Historically, the securities
                                                    Index in approximately the same proportion    that make up the Index have
                                                    as represented in the Index itself.  For      provided higher dividend income
                                                    example, if a specific stock represented 2%   that those in the S&P 500
                                                    of the Morgan Stanley REIT Index, the Fund    Index.) (3) you are seeking
                                                    would invest 2% in that stock.                modest growth of capital over
                                                                                                  the long term - at least five
                                                                                                  years.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
VANGUARD MONEY MARKET                           o   Invests more than 25% of its assets in        May be a suitable investment
PORTFOLIO                                           high-quality, short-term money market         for you if: (1) you wish to add
                                                    instruments issued by companies in the        a money market fund to your
OBJECTIVE:                                          financial services industry.  The Fund also   existing holdings, which might
Income while maintaining liquidity and a            invests in high-quality money market          also include stock and bond
stable share price of $1                            instruments issued by non-financial           investments; (2) you are
                                                    corporations, such as securities backed by    seeking income and stability of
ADVISER:                                            the full faith and credit of the U.S.         principal.
The Vanguard Group                                  government, securities issued by U.S.
P. O. Box 2600                                      agencies, or obligations issued by
Valley Forge, Pennsylvania 19482                    corporations and financial institutions.
----------------------------------------------- ------------------------------------------------- ---------------------------------

POLICY LAPSE AND REINSTATEMENT

LAPSE
Your Policy will lapse if your Policy Cash Value is insufficient to pay the Monthly Deduction and any loan interest due, unless you have paid enough premiums to qualify for the Guaranteed Death Benefit. (See GUARANTEED DEATH BENEFIT.)

GRACE PERIOD
You have a 61-day grace period to provide sufficient payment to keep your Policy in force. The grace period will begin on any Monthly Anniversary when your Policy Cash Value is insufficient to cover the Monthly Deduction for the following month and any loan interest due. We will notify you and any assignee of record of the date the grace period expires and of the premium payment necessary to continue the Policy in effect. During the grace period, you must submit enough premium to cover three Monthly Deductions and any loan interest due. If you do not pay the necessary premium within the grace period, the Policy will lapse, terminating all insurance, including benefits provided by rider. If the Insured dies during the grace period, we will pay your Beneficiary the death benefit, less any due and unpaid Monthly Deductions and any loan interest due through the month of death. During the grace period, or at lapse, we will not refund any Cash Value remaining in the Policy at the beginning of the grace period.

GUARANTEED DEATH BENEFIT
During the first five Policy years, your Policy will qualify for the Guaranteed Death Benefit if specified minimum premium payments have been paid. Guaranteed Death Benefit means that we guarantee that your Policy will not lapse, even if the Cash Value is insufficient to pay for the monthly deduction and any loan

                                 VUL Policy-19
interest then due. The determination will be made at each Monthly Anniversary, at which time premium payments must total the Annual Target Premium payment specified in your Policy, adjusted to reflect the number of Monthly Anniversaries since the Policy's Effective Date.

For example, if

o Annual Target Premium is $2,000.
o The policy has been in force for 3.5 years.
o There are no partial surrenders and no loans.
o The Cash Value at 3.5 years is insufficient to pay the Monthly Deduction.

To qualify for the Guaranteed Death Benefit, premium payments must equal the Annual Target Premiums. Here, $2,000 x 3.5 years = $7,000 premium. If $7,000 total premiums have been paid, then the policy will not lapse because the Guaranteed Death Benefit applies.

The Guaranteed Death Benefit is only available during the first five policy years. We will declare a new Annual Target Premium payment if the Specified Amount is increased or decreased within this period. We will use the new Annual Target Premium Payment in the Guaranteed Death Benefit calculation.

REINSTATEMENT

You may reinstate a lapsed Policy within five years from the date of lapse and before the Policy's Maturity Date if you meet all of the following requirements:
o Provide a completed written application for reinstatement.
o Give proof of insurability satisfactory to USAA Life.
o Make payment of premium sufficient to pay the estimated Monthly Deductions for at least the three Policy months beginning with the effective date of reinstatement.
o Make payment of, or agreement to reinstate, any Policy Indebtedness.

The Effective Date of the reinstatement will be the Monthly Anniversary on or before we approve your request. Upon reinstatement, the death benefit will be the Specified Amount in effect at lapse, less any reinstated Indebtedness.

Your Policy's initial reinstated Cash Value will be calculated as follows:

o Net reinstated premium,
o MINUS the monthly deduction for the month following the Effective Date of reinstatement,
o PLUS (if applicable) any reinstated indebtedness,
o PLUS any interest earnings credited to the loan collateral held in the general account.

An advantage of reinstating a lapsed Policy is that we will not deduct the first-year Administrative Charge again if it has already been paid. A possible disadvantage of reinstatement is that you must pay or reinstate any Policy Indebtedness. A Policy cannot be reinstated once it has been fully surrendered.

CHARGES AND DEDUCTIONS

PREMIUM CHARGE
o We deduct a 3% premium charge from each premium as compensation for selling expenses and taxes.
o We deduct the premium charge from all of your premium payments until the gross amount of premium payments exceeds the sum of the Annual Target Premium payments payable over ten years. (See ANNUAL TARGET PREMIUM PAYMENT.)
o If you increase or decrease the Specified Amount, we will declare a new Annual Target Premium Payment for you and use it to determine whether the premium charge applies.

The amount remaining after we deduct the premium charge is the Net Premium Payment and is the amount we allocate to the Variable Fund Accounts you select.

                                 VUL Policiy-20

EXAMPLE: Annual Target Premium payment is $2,000.
-------- $2,000 x 10 years = $20,000.
         We would no longer deduct the premium charge once you have paid in premiums of $20,000.

MONTHLY DEDUCTIONS FROM CASH VALUE
On your Policy's Effective Date, and each Monthly Anniversary thereafter, we will deduct certain monthly charges from your Policy's Cash Value. (See DEDUCTION OF CHARGES.) The Monthly Deduction includes the following items, each as described below.
o Cost of insurance charge.
o Charge for optional insurance benefits provided by rider.
o Administrative charge.
o Maintenance charge.

COST OF INSURANCE CHARGES. (See CALCULATING YOUR COST OF INSURANCE for a more detailed discussion of the factors that affect the net amount at risk and how the cost of insurance charge is calculated.) Monthly cost of insurance charges depend on a number of variables, including:
o Specified Amount of insurance coverage;
o Death Benefit Option you select;
o Cost of insurance RATE; and
o Investment experience of your value in the Variable Fund Accounts.

CHARGES FOR OPTIONAL INSURANCE BENEFITS. Monthly Deductions include charges for any optional insurance benefits added to the Policy by rider. (See OPTIONAL INSURANCE BENEFITS.)

ADMINISTRATIVE CHARGES (FIRST POLICY YEAR ONLY). During the first 12 Policy months only, we deduct a monthly Administrative Charge of $10 for start-up administrative expenses we incur in issuing your Policy. These expenses include the cost of processing your application, conducting a medical examination, determining insurability and risk class, and establishing Policy records. The investment advisers or other affiliates of certain Funds may reimburse USAA Life for the cost of administrative services provided to the Funds as investment options under the Policies. Compensation is paid out of fee earnings, based on a percentage of a Fund's average net assets attributable to a Policy.

MAINTENANCE CHARGE. The Monthly Deduction includes a recurring Maintenance Charge of $5. This charge compensates us for the recurring administrative expenses related to the maintenance of your Policy and of the Separate Account. These expenses include premium notices and collection, record keeping, processing death benefit claims, Policy changes, reporting, and overhead costs. USAA Life guarantees that this charge will not increase during the life of the Policy.

SEPARATE ACCOUNT CHARGES
We deduct certain charges on a daily basis as a percentage of the value of each Variable Fund Account of the Separate Account. These charges reduce your Policy Cash Value.

     MORTALITY AND EXPENSE CHARGE. We assess a daily charge of .00204% (equal to .75% annual rate) against the values of each Variable Fund Account for mortality and expense risks that USAA Life assumes under the Policies. We guarantee that this charge will not increase during the life of your Policy. The mortality risk that USAA Life assumes is that Insureds may live for a shorter period of time than we estimate and thus a greater amount of death benefits than expected will be payable. The expense risk we assume is that expenses incurred in issuing and administering the Policies will be greater than we estimate.

     FEDERAL INCOME TAX CHARGE. Currently, we make no charge against the Variable Fund Accounts for federal income tax that may be attributable to the Separate Account. We may, however, make such a charge in the future, should it be necessary. We also may make charges for other taxes, if any, attributable to the Separate Account or any Variable Fund Account.

                                 VUL Policy-21

TRANSFER CHARGES
For each transfer between Variable Fund Accounts in excess of 18 per Policy Year, we assess a $25 charge. We reserve the right, at any time, and without prior notice, to terminate, suspend, or modify these transfer privileges.

SURRENDER CHARGES

     PARTIAL SURRENDER CHARGE. For each partial surrender, we assess a charge equal to the lesser of $25 or 2% of the amount withdrawn. This charge is an administrative processing fee.

     FULL SURRENDER CHARGE. For full surrenders prior to the end of the 10th Policy Year, we assess the surrender charge described below. The surrender charge compensates USAA Life for the expenses it incurs in distributing the Policies. The amount of the surrender charge will equal a percentage of the Annual Target Premium Payment specified in your Policy, regardless of the amount of premiums you actually pay. The surrender charge depends on when you surrender. As shown in the table below, the surrender charge declines each Policy Year to 0% after the 10th Policy Year.


-------------------------------------------------------------------------------
SURRENDER CHARGE AS A % OF ANNUAL TARGET PREMIUM PAYMENT
              1      2      3     4     5     6     7     8     9    10    11+
POLICY YEAR
             50%    45%    40%    35%  30%   25%   20%   15%   10%    5%    0
APPLICABLE %
-------------------------------------------------------------------------------

Example:
o Annual Target Premium payment is $2,000,
o Full surrender during the first Policy Year

      Surrender charge = 50% x $2,000 or $1,000 surrender charge

If you increase or decrease your Policy's Specified Amount within the first 10 Policy Years, we will set a new Annual Target Premium Payment for you. We will use the new Annual Target Premium Payment to determine the surrender charge. (See CHANGING YOUR POLICY'S SPECIFIED AMOUNT.) We will not impose a surrender charge at the time you decrease your Policy's Specified Amount.

OTHER CHARGES
The Variable Fund Accounts purchase shares of the Funds at the Net Asset Value
(NAV) of the shares. The NAV reflects the investment management fees and other expenses already deducted from each Fund's assets. These fees and other expenses appear in the Fee Tables. Please refer to the prospectuses for the Funds for more information on these fees and expenses.

DEDUCTION OF CHARGES
We will deduct the Monthly Deduction, any partial surrender charge, and any transfer charge from your value in each Variable Fund Account in the same proportion as each Variable Fund Account's value has to the total Policy Cash Value. Alternatively, you may specify in advance the Variable Fund Account(s) from which you want the partial surrender charge and transfer charge deducted.

DEATH BENEFIT

The Policy offers two Death Benefit Options, Option A and Option B, which you select on your Policy application. Under either option, we will reduce the amount of death benefit we pay by the amount of any outstanding Indebtedness and any due and unpaid Monthly Deductions. (See PAYMENT OF POLICY BENEFITS.) Partial surrenders and related surrender charges also will reduce the amount of your death benefit. (See CHANGING YOUR POLICY'S SPECIFIED AMOUNT.) The death benefit increases by any applicable optional insurance benefits provided by rider. (See OPTIONAL INSURANCE BENEFITS.)

                                 VUL Policy-22

------------ --------------------------------------- --------------------------
                    OPTION A                          OPTION B
                    (LEVEL DEATH BENEFIT)            (INCREASING DEATH BENEFIT)
------------ --------------------------------------- --------------------------
DEATH        Greater of:                              Greater of:
BENEFIT      o Your Policy's Specified Amount, or     o Your Policy's Specified
             o The Minimum Amount Insured               Amount PLUS your Cash
                                                        Value, or
                                                      o The Minimum Amount
                                                        Insured
------------ --------------------------------------- --------------------------
PURPOSE      Emphasizes Cash Value Growth             Emphasizes Death Benefit
                                                      Growth
------------ --------------------------------------- --------------------------
IMPACT       Cost of Insurance will generally be      Death Benefit generally
             lower than for same Specified Amount      greater than for same
             in Option B                              Specified Amount in
                                                      Option A
------------ --------------------------------------- --------------------------

     EXAMPLE OF OPTION A AND OPTION B:
  o  Insured less than 40 years old
  o  Policy's Specified Amount is $100,000
  o  No loans or outstanding Monthly Deductions
  o  Policy Cash Value is $25,000

--------------------------------------- ---------------------------------------
           OPTION A                                   OPTION B
--------------------------------------- --------------------------------------
Death Benefit greater of $100,000 or    Death Benefit greater of $125,000
Minimum Amount Insured*                 ($100,000 Specified Amount plus $25,000
                                        Cash Value)or the Minimum Amount
                                        Insured*
--------------------------------------- ---------------------------------------
*The Minimum Amount Insured is calculated by multiplying Cash Value by a specific percentage based on the Insured's age. (See CALCULATING YOUR COST OF INSURANCE.)

CHANGING DEATH BENEFIT OPTION
After the Death Benefit Option you selected on your application has been in effect for one Policy Year, you may change it by sending written notice to USAA Life. The new Death Benefit Option also must remain in effect for one Policy Year before we allow another change. There is no charge or fee for changing the Death Benefit Option. The change will become effective on the Monthly Anniversary on or following the date we approve the change. A change in Death Benefit Option will affect your cost of insurance. (See CALCULATING YOUR COST OF INSURANCE.) We will recalculate the maximum premium limitation following a change in Death Benefit Option. (See MINIMUM AMOUNT INSURED under CALCULATING YOUR COST OF INSURANCE.)

OPTION A TO OPTION B
 o Option B Specified Amount equals prior Option A Specified Amount MINUS Policy's Cash Value as of the date we receive written notice of the requested change. (The result of this is that the death benefit before and after the change will remain the same.)
 o We will not allow the change if it would result in a Specified Amount that is less than the minimum Specified Amount of $50,000 ($25,000 for Insureds under 18 years of age).
 o If you want the Option B Specified Amount to be the same as the prior Option A Specified Amount, you must provide proof of insurability.

OPTION B TO OPTION A
 o Option A Specified Amount equals prior Option B Specified Amount PLUS Policy's Cash Value next determined on the Date of Receipt of written notice. (The result of this is that the death benefit before and after the change will remain the same.)
 o This change does not require proof of insurability, unless you also want to make changes in your Policy's Specified Amount or add optional benefits by rider.

CHANGING POLICY'S SPECIFIED AMOUNT
You may increase or decrease your Policy's Specified Amount, within certain limits. A change in Specified Amount:
o May increase or decrease your cost of insurance charges (See CALCULATING YOUR COST OF INSURANCE.)
o May have tax consequences (See TAX MATTERS.)
o Does not necessarily require changes in planned periodic premiums (See PLANNED PERIODIC PREMIUM PAYMENTS.)
o Will require us to set a new Annual Target Premium Payment for the new Specified Amount (See ANNUAL TARGET PREMIUM PAYMENT.)

                                 VUL Policy-23

Whether the premium charge applies is determined using the new Annual Target Premium Payment. (See PREMIUM CHARGE.) We will recalculate the maximum premium limitation following an increase or decrease in Specified Amount. (See PREMIUM PAYMENTS and TAX MATTERS.)

Any increase to your Policy's Specified Amount must be at least $25,000, unless such increase is in conjunction with a change in Death Benefit Option or to satisfy federal tax law requirements. For any increase, you must apply in writing and we will require satisfactory proof of insurability. An increase will become effective on the Monthly Anniversary on or following the date we approve the increase. Your free look rights to cancel your Policy do not apply to increases in Specified Amounts.

You may not reduce your Policy's Specified Amount to less than $50,000. There are exceptions for reductions resulting from a surrender of Cash Value under Option A and if the Insured is under 18 years of age. We will not allow a reduction that would cause your Policy not to qualify as a life insurance contract for federal tax law purposes. You must request a reduction in writing. To determine the cost of insurance charge, we will apply any decrease in Specified Amount against the most recent increase in Specified Amount. The decrease will become effective on the Monthly anniversary on or following the Date of Receipt of your written notice to USAA Life.

OPTIONAL INSURANCE BENEFITS

You may add one or more of the following optional insurance benefits to your Policy by rider, subject to certain underwriting or issue requirements. Each rider's description in this prospectus is subject to the specific terms and conditions of the rider. We will deduct the cost of any optional insurance benefits as part of the Monthly Deduction. (See MONTHLY DEDUCTIONS.) The cost for each rider, if any, is shown in the fee table under Option Rider Charges. (See FEE TABLES.) NOT ALL RIDERS ARE AVAILABLE IN ALL STATES.

ACCELERATED BENEFIT FOR TERMINAL ILLNESS RIDER. This rider provides for an early benefit payment to you upon receipt of proof that the Insured is terminally ill (as defined in the rider). The maximum amount you may receive under the rider prior to the Insured's death is the lesser of (1) 50% of the then current death benefit payable under the Policy (excluding additional benefits payable under other riders), or (2) $250,000. We will deduct the amount of any Indebtedness from the amount of the early payment. We treat the early payment as a lien against Policy values. We reduce the death benefit by the amount of the lien and any Policy loans, plus accrued interest. We will continue to take Monthly Deductions after the early payment. The Owner's access to the Cash Value of the Policy through Policy loans, partial surrenders, or full surrender is limited to any excess of the Cash Value over the amount of the lien. We charge interest on the amount of the early payment and any unpaid Monthly Deductions. We require premium payments to be made for cost of insurance that are still required to be made after the early payment. If such payment is not paid when due, we will pay the premium on behalf of the Owner and add that amount to the early payment amount to be deducted from the death benefit. If the amount of the early payment plus accrued interest and required unpaid cost of insurance premiums ever exceed the amount of the death benefit, we will terminate the Policy and no additional insurance benefits will be payable. There is no charge for this rider.

ACCIDENTAL DEATH BENEFIT RIDER. This rider provides an additional life insurance benefit if the Insured's death results from accidental bodily injury (as defined in the rider). You can select an additional life insurance benefit up to a maximum of $200,000, or the Specified Amount, whichever is less. There is a charge for this rider.

CHILDREN TERM LIFE INSURANCE RIDER. This rider provides level term life insurance on the lives of the Insured's children (as defined
in the rider).    There is a charge for this rider.

EXTENDED MATURITY RIDER. This rider permits you to extend your Policy's Maturity Date up to 10 years beyond what it otherwise would be (I.E., the Monthly Anniversary following the Insured's 100th birthday). The death benefit during the extended maturity period will be your Policy's Cash Value less any Indebtedness. Also during this period, the Policy's Cash Value will continue to accrue in the same manner as described in the Policy, and any Policy loans in effect will continue to accrue interest. We will not deduct cost of insurance charges or accept additional premium payments during this period. We will assess the Maintenance Charge during this period. Extension of the Maturity
Date is subject to all of the terms and conditions of the Policy, except where they are

                                 VUL Policy-24
inconsistent with the rider. Extending the maturity date of your Policy beyond the Insured's age 100 may result in the current taxation of any increases in your Policy's Cash Value that result from investment experience in the Variable Fund Accounts. You should consult a qualified tax advisor before making such an extension. There is no charge for this rider.

WAIVER OF MONTHLY DEDUCTION RIDER. This rider waives your Monthly Deduction during periods of total and permanent disability of the Insured, but only if the Insured has been totally and permanently disabled (as defined in the rider) for at least six consecutive months. We will not deduct the amount of any Monthly Deduction waived under this rider from the Cash Value proceeds payable upon maturity of your Policy, or the death benefit proceeds payable if the Insured dies before the Policy matures. If Option A is in effect when we approve a claim under the rider, we will change your Death Benefit Option from Option A to Option B as of the Monthly Anniversary after the disability began. While we are paying benefits under the rider, you may not increase your Policy's Specified Amount. Please note that the rider does not apply to interest under your Policy loans. As a result, it is possible that your Policy could lapse for nonpayment of loan interest. The premium for this rider varies based upon the age of the Insured.

If you would like further information about the optional insurance benefits available under your Policy, please contact us at 1-800-531-2923. Please note that adding or deleting riders, or increasing or decreasing coverage under the riders, can have tax consequences. (See TAX MATTERS.) You should consult a qualified tax advisor.

PAYMENT OF POLICY BENEFITS

BENEFITS AT MATURITY
All Policies will mature on the Monthly Anniversary following the Insured's 100th birthday, unless extended by rider. If the Insured is living at maturity, we will pay the Cash Value of your Policy (less any Indebtedness and any due and unpaid Monthly Deductions). We may postpone payments in certain circumstances. (See POSTPONEMENT OF PAYMENTS.)

PAYMENT AT DEATH
As long as your Policy has not terminated due to lapse, maturity, or full surrender, we will pay your Policy's death benefit to your Beneficiary. We will usually pay the death benefit within seven days after we receive due proof of death at our Home Office and all other requirements necessary to make payment. We will determine the Cash Value portion of the death benefit as of the Valuation Date immediately following the date of death. We will pay the death benefit in cash or under one or more of the payment options you have selected in advance. If you have not selected a payment option, your Beneficiary may select the payment option. We may postpone payment of the death benefit in certain circumstances. (See POSTPONEMENT OF PAYMENTS.)

We will reduce the death benefit by any Indebtedness and any due and unpaid Monthly Deductions. These proceeds will be increased by any applicable additional optional insurance death benefits provided by rider.

DEATH BENEFIT PAYMENT OPTIONS
We will pay the death benefit in a lump sum or under one of the payment options below. During the Insured's lifetime, you may select a payment option. If the Insured dies and you have not chosen a payment option, your Beneficiary can choose a payment option. If you have selected a payment option before the Insured's death, your Beneficiary may not change that option after the Insured's death. Proceeds applied under a payment option will no longer vary by the investment experience of the Variable Fund Accounts.

The nature and timing of your choice of payment option may have tax consequences to you or your Beneficiary. You should consult your tax advisor.

INTEREST ONLY OPTION. The Policy's principal amount may be left on deposit with USAA Life for a mutually determined period, not to exceed 30 years. We will make interest payments at mutually determined regular intervals. The principal amount will earn interest at a minimum rate of 3% compounded annually. At the end of the fixed period, we will pay the principal amount.

                                VUL Policy-25

INSTALLMENTS FOR A FIXED PERIOD OPTION. Under this option, we will pay the principal amount plus interest in installments for a specified number of years (not more than 30 ), as mutually agreed upon. The amount of the installments will not be less than that shown in the Table of Guaranteed Payments contained in your Policy.

INSTALLMENTS OF A FIXED AMOUNT OPTION. Under this option, we will pay the principal amount plus interest in installments, as mutually agreed upon, until the amount applied, together with interest on the unpaid balance, is paid in full.

OTHER OPTIONS. We will apply the principal amount under any other option mutually agreed upon.

Any arrangements involving more than one payment option, or involving a Beneficiary that is not a natural person (E.G., a corporation) or who is a fiduciary (E.G., a trustee) are subject to our approval. In addition, the details of the arrangements are subject to our rules in effect at the time the arrangements take effect.

The Beneficiary may designate a successor payee as to any amount that we would otherwise pay to the Beneficiary's estate. Amounts applied under these payment options will not be subject to the claims of creditors or to legal process, to the extent permitted by law.

CASH VALUE

Your Policy's Cash Value will vary:
o on a daily basis with the investment experience of the Variable Fund Accounts to which you have allocated your Net Premium Payments;
o to reflect the effect of various Policy transactions, such as additional premium payments, partial surrenders, and Policy loans; and
o to reflect applicable charges and deductions.

YOUR POLICY DOES NOT PROVIDE A MINIMUM GUARANTEED CASH VALUE, WHICH MEANS YOU BEAR THE ENTIRE INVESTMENT RISK THAT YOUR CASH VALUE COULD FALL TO ZERO.

On your Policy Effective Date, your Cash Value will equal your Net Premium Payments, less the Monthly Deduction for the following Policy month. Thereafter, your Cash Value on any Valuation Date will equal the sum of:
o your Policy value in each Variable Fund Account;
o plus, if applicable, any value held in our general account to secure any Policy loan;
o plus any interest earnings credited on the value held in the general account;
o less the amount of any outstanding Indebtedness;
o less any Monthly Deductions, transfer charges, and partial surrender charges applied through that date.

On each Monthly Anniversary, the Monthly Deduction will reduce your Policy's Cash Value.

CALCULATING YOUR VALUE IN THE VARIABLE FUND ACCOUNTS
When you invest in a Variable Fund Account, you are purchasing units of interest or Accumulation Units (units) of that Account. You purchase units at their price next determined on any given Valuation Date following the receipt of your payment. Therefore, on any given Valuation Date, you can calculate the value of your investment in a Variable Fund Account by multiplying (1) the number of units of each Variable Fund Account credited to your Policy by (2) the price of the units on that Date.

We determine the number of units to credit to you by dividing (1) the Net Premium Payment you allocate to a Variable Fund Account by (2) that Variable Fund Account price per unit or unit value next computed on the Date of Receipt of the premium payment. Certain transactions will affect the number of units in a Variable Fund Account credited to you. Net Premium Payments will increase the number of full or fractional units. Loans, partial or full surrenders, partial surrender charges, transfer charges, and Monthly Deductions involve redemption of full or fractional units and will decrease the number of units. In addition, Transfer of Value among Variable Fund Accounts will decrease the number of units in the Variable Fund Accounts from which

                               VUL Policy-26
value is transferred and increase the number of units in the Variable Fund Accounts to which value is transferred.

Each Variable Fund Account's units are valued separately. We calculate the value of an Accumulation Unit (Accumulation Unit Value [AUV]) for each Variable Fund Account on any Valuation Date by adjusting the unit value from the previous Valuation Date for:
 o the investment performance of the corresponding Fund;
 o any dividends or distributions paid by that Fund; and
 o the Separate Account charges that we assess.(See SEPARATE ACCOUNT CHARGES.)

Log on to USAA.COM to access information about your Policy details, Variable Fund Account summaries, and financial activity information. You may also find out information about your Cash Value, including the value and number of units of each Variable Fund Account credited to your Policy, by calling us at 1-800-531-4265.

TRANSFER OF VALUE
Except during the first thirty days after your Policy becomes effective, you may transfer all or part of the value in any Variable Fund Account to any other Variable Fund Account of the Separate Account, up to 18 times per Policy Year, without charge. Each transfer thereafter is subject to a $25 charge.

EXCESSIVE SHORT-TERM TRADING
We have adopted policies and procedures to restrict frequent and/or disruptive transfers among the Variable Fund Accounts. Abusive transfer activity may occur in variable annuity contracts because these products value their variable investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result some Policy Owners may seek to frequently transfer into and out of the Variable Fund Accounts in reaction to market news or to exploit some perceived pricing inefficiency. Such frequent transfer activity, often called "market timing" or "arbitrage trading" may increase the brokerage and administrative costs of the underlying Funds. In addition, such transfer activity, due to its frequency or size, may also be disruptive to Fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. Accordingly, frequent and/or disruptive transfer activity may adversely affect the long-term performance of the Funds, which may in turn adversely affect Policy Owners.

Although there is no assurance that we can deter all frequent and/or disruptive transfers, we have adopted policies and procedures which are designed to deter such transfers without needlessly penalizing BONA FIDE investors. Even though we seek to identify and prevent frequent and/or disruptive transfer activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in restricting frequent and/or disruptive transfer activity and avoiding harm to long-term investors. There is a risk some Policy Owners may be able to engage in such activity undetected and other Policy Owners may bear the costs or harms that result from such trading activity.

To deter frequent and/or disruptive trading activity, we currently limit the number of free transfer requests that can be made during a Policy year to a maximum of 18.


In addition, orders for the purchase of Fund shares are subject to acceptance by the Fund. Therefore, we reserve the right to reject, without prior notice, any premium payment or transfer request if, in our judgment, the payment or transfer or series of transfers would have a negative impact on a Variable Fund Account's operations, if a Fund would reject our purchase order, or if the investment in a Fund is not accepted for any reason.

We also reserve the right at any time and without prior notice to terminate, suspend, or modify your transfer privileges.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than ours.

                               VUL Policy-27

In addition, some Funds may, in the future, assess (or reserve the right to assess) a short-term trading fee in connection with transfers from a Variable Fund Account that occur within a short time after the date of allocation to the Variable Fund Account. Any short-term trading fees paid would be retained by the underlying Fund, not by USAA Life, and would be part of the underlying Fund's assets. CURRENTLY, NONE OF THE UNDERLYING FUNDS OFFERED AS INVESTMENT OPTIONS UNDER THE CONTRACT ASSESS A SHORT-TERM TRADING FEE. Should this change, we will provide you with proper notice.

RIGHT TO LIMIT TRANSFERS
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Variable Fund Accounts. In addition to monitoring this transfer activity, we rely on the underlying Funds to bring any potentially disruptive transfer activity to our attention. Purchases and sales pursuant to automatic investment or withdrawal plans are not considered to be "market timing." While we discourage "market timing" in the Policy, the deterrence and detection of harmful transfer activity involves judgments that are inherently subjective. We do not accommodate "market timing" in any of the Variable Fund Accounts and there are no arrangements in place to permit any Policy Owner to engage in frequent and/or disruptive transfers. We apply the policy and procedures uniformly to all Policy Owners.

We reserve the right to classify a Policy Owner as a "frequent trader" due to the size of any one transfer, the timing of the transfer, or due to a history of frequent transfers by the Policy Owner. Policy Owners classified as a "frequent trader" may have their transfer privileges curtailed. To this end, we reserve the right to take action at any time to restrict excessive and/or disruptive transfers, including, but not limited to:

 o Requiring Policy Owners to submit transfer requests in writing via the U.S. Postal System, First Class Mail;
 o Prohibiting Policy Owners from submitting transfer requests by overnight mail, facsimile transmissions, the telephone, our website or any other type of electronic medium;
 o Prohibiting transfer instructions from third parties; or
 o Terminating the Policy Owner's transfer privilege entirely.

We monitor transfer activity to enforce our procedures uniformly. However, those who engage in such activities may employ a variety of techniques to avoid detection. Despite our efforts to prevent frequent and/or disruptive transfers, there can be no assurance that we will be able to identify all those who employ such strategies, or that we will be able to curtail their transfer activity in every instance. As a result the Variable Fund Accounts may reflect lower performance and higher expenses across all Policies. In addition, we cannot guarantee that the underlying Funds will not be harmed by transfer activity related to other insurance companies that invest in the Funds.

LOANS

After your first Policy Year, you may borrow money from USAA Life by using your Policy as the sole security for the loan. The amount that you may borrow is the loan value. The maximum loan value is 85% of your Cash Surrender Value.

You may request a loan by telephone or by Notice to Us, but you must obtain the written consent of all assignees and irrevocable Beneficiaries, if any, before we can make the loan.

We will usually pay you the loan proceeds within seven days after the Date of Receipt of your loan request, unless a postponement of payments is in effect. (See POSTPONEMENT OF PAYMENTS.)

LOAN COLLATERAL When you take a loan, we will transfer an amount equal to the loan from your value in the Variable Fund Accounts to our general account. We make this transfer of loan collateral to secure your loan. You may specify the Variable Fund Accounts from which you want us to withdraw the loan collateral. If you do not so specify, we will withdraw the loan collateral from the Variable Fund Accounts in the same proportion as each Account's value has to the total Policy Cash Value. While a loan is outstanding, we will credit the loan collateral with interest on a daily basis at an effective annual rate of 4%.

                                 VUL Policy-28

LOAN INTEREST
You are charged interest on the loan at a maximum annual rate of 6% payable in advance. We have the option of charging less. For Policies that have been in effect more than ten Policy Years and if the Insured is age 55 or older, we charge a preferred loan interest rate of 4.5%. We have the option of charging less for a preferred loan. The entire amount of interest on your loan balance for each Policy Year is payable in advance at the commencement of the loan and at the beginning of each Policy Year thereafter. We will automatically deduct the interest from your Variable Fund Account(s) in the same proportion as each Account's value has to the total Policy Cash Value on the date the loan starts. Similarly, we will deduct interest from your Variable Fund Account(s) at the beginning of each Policy Year in the same proportion as each Account's value has to the total Policy Cash Value as of that date. If there is insufficient value in your Variable Fund Account(s) to pay the interest in advance, your policy will enter its grace period.

Because interest is paid in advance, loan repayments during a Policy Year may result in an overpayment of interest. We will credit any overpayment of interest to you on the date of any loan repayment.

REPAYMENT OF INDEBTEDNESS
You may repay your Indebtedness (I.E., loans and any unpaid interest) in full or in part at any time before the Insured's death and while the Policy is in effect. If not repaid, we will deduct the Indebtedness from any death benefit, maturity benefit, or full surrender proceeds. You may not repay loans and unpaid loan interest in existence at the end of the grace period until the Policy is reinstated.

You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment. You may direct how you want your loan repayment to be allocated among the Variable Fund Accounts. If you do not specify an allocation, we will allocate your loan repayment to the Variable Fund Accounts in the same proportion as Net Premium Payments are being allocated.

EFFECT OF POLICY LOANS
A loan will reduce the value of the Variable Fund Accounts from which it is deducted. Thus, the amount loaned will not share in the investment experience of the Variable Fund Accounts. A loan, whether repaid or not, will have a permanent effect on the Cash Value of the Policy.

We will determine loan values as of the Date of Receipt of the loan request. A Policy loan may increase the chance that your Policy may lapse and may result in adverse tax consequences. For situations where a Policy loan may be treated as a taxable distribution, see TAX MATTERS.

SURRENDERS

You may fully or partially surrender your Policy for all or part of its Cash Value to the extent described below. We will usually pay full or partial surrenders of Cash Value within seven days after we receive your written request at our Home Office. We will determine the Cash Value of the surrendered amount as of the Date of Receipt of your request for surrender. There may be tax consequences in connection with a full or partial surrender. (See TAX MATTERS.) You must obtain the written consent of all assignees or irrevocable Beneficiaries, if any, before we will process any request for surrender.

We will effect any surrenders using the Variable Fund Account unit values next computed on the Date of Receipt of your Notice to Us or, in the case of partial surrenders, your Notice to Us or telephone request. In certain circumstances, we may postpone the payment of surrenders. (See POSTPONEMENT OF PAYMENTS.)

                                 VUL Policy-29

FULL SURRENDERS
At any time before the Insured's death and while the Policy is still in effect, you may surrender your Policy for its entire Cash Surrender Value by sending Notice to Us. We may require the return of the Policy. We also may assess a surrender charge. (See SURRENDER CHARGES.) We sometimes refer to the net amount you would receive as the Policy's Cash Surrender Value. We will terminate your Policy and all insurance on the Date of Receipt of your Notice to Us.

PARTIAL SURRENDERS
After your first Policy Year and while your Policy is still in effect, but before the Insured's death, you may surrender a portion of your Policy for cash. We will assess an administrative processing fee equal to the lesser of $25 or 2% of the amount withdrawn. You may direct how you would like us to withdraw a partial surrender and the administrative processing fee from your current value in the Variable Fund Accounts. If you do not specify a withdrawal allocation, we will withdraw the partial surrender and the administrative processing fee from the Variable Fund Accounts in the same proportion as each Account's value has to the total Policy Cash Value. (See SURRENDER CHARGES AND DEDUCTION OF CHARGES.) You may request a partial surrender by telephone or by Notice to Us.

Your Policy's remaining Cash Value after a partial surrender may not be less than an amount equal to the then current surrender charge for a full surrender.

Partial surrenders and related surrender charges reduce your Policy's death benefit on a dollar for dollar basis. If the Death Benefit is the Minimum Amount Insured, your death benefit will be reduced by a multiple of the amount surrendered. Under Death Benefit Option A, we will reduce the Specified Amount and the Cash Value by the amount of the partial surrender. Under Death Benefit Option B, we will reduce only the Cash Value portion of the death benefit by the amount of the partial surrender.

TELEPHONE TRANSACTIONS
You may submit requests by telephone to change your premium payment allocation, request partial surrenders, request loans, and request Transfer of Value among Variable Fund Accounts. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and only if we do not will we be liable for any losses because of unauthorized or fraudulent instructions. We will obtain information prior to any discussion regarding your Policy including, but not limited to your:

 o USAA number or Policy number,
 o name, and
 o Social Security number.

In addition, we will record all telephone communications with you and will send confirmations of all transactions to your address. Your Policy automatically authorizes you to make telephone transactions, subject to our right to modify, suspend, or discontinue this telephone transaction privilege at any time without prior notice. When filling out your Policy application, you may decline the option of utilizing the telephone transaction privilege.

DOLLAR COST AVERAGING PROGRAM
The Dollar Cost Averaging Program enables you to make regular, equal investments over time into one or more of the Variable Fund Accounts, by transferring a fixed dollar amount at regular intervals from one or more other Variable Fund Accounts under the Policy.

To begin the Dollar Cost Averaging Program, you must have at least $5,000 in the Variable Fund Account from which you intend to transfer value. The minimum amount you may transfer is $100, or the remaining value of the Account, if less. The transfers must be scheduled to occur over a period of at least 12 months at monthly, quarterly, or semiannual intervals, as you elect.

You may select this Program by submitting a written request to our Home Office or by making a request by telephone. You may cancel your participation in this Program in the same manner.

                                 VUL Policy-30

We will process transfers under the Dollar Cost Averaging Program to be effective at the Accumulation Unit Values (AUV) at the end of the Valuation Period that includes the date of the transfer. No charges apply to transfers made under the Dollar Cost Averaging Program. Also, transfers under this Program do not count against your limit on free transfers.

We reserve the right to suspend, terminate, or modify the Dollar Cost Averaging Program upon providing you written notice 30 days in advance. Should we suspend or terminate the Program, the suspension or cancellation will not affect any Policy for which the Dollar Cost Averaging Program is already in effect. You may not participate in Dollar Cost Averaging at the same time you participate in Automatic Rebalancing.

AUTOMATIC ASSET REBALANCING USAA Life offers an automatic asset rebalancing service for funds in the Policy. While the Policy is in force, you may choose to automatically reallocate your cash value among the Variable Fund Accounts of the Policy to return your assets to your specified allocations. The Cash Value eligible for rebalancing will be the Cash Value minus outstanding loans and accrued loan interest. You must tell us:

 (a) the percentage you want invested in each Variable Fund Account, if you want to change your existing allocation percentages (whole percentages only);
 (b) how often you want the rebalancing to occur (monthly, quarterly, semiannually or annually); and
 (c) the selected date for rebalancing (1st to the 28th of the month). The selected date may not be a Monthly Anniversary. Rebalancing is completed on the same day of each month. If the New York Stock Exchange is not open on your selected date in a particular month, rebalancing will occur at the close of the Valuation Period that includes the date selected.

While your rebalancing program is in effect, we will transfer amounts among each Variable Fund Account so that the percentage of the eligible Cash Value that you specify is invested in each option at the end of each rebalancing date. Your entire eligible Cash Value must be included in the rebalancing program.

-------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional and/or financial adviser before electing the program.
-------------------------------------------------------------------------------

You may elect the rebalancing program at any time. You may change your allocation instructions or cancel the program at any time. Transfers under a rebalancing program do not count toward your limit of 18 transfers per Policy Year. You may not participate in Dollar Cost Averaging at the same time you participate in Automatic Rebalancing.

Currently there is no charge for this program. We reserve the right to suspend, terminate, or modify the offering of the program at any time.

POSTPONEMENT OF PAYMENTS
We may postpone payments of partial surrenders, full surrenders, Policy loans, maturity benefits, death benefits, and Variable Fund Account transfers beyond seven days whenever:

 o the New York Stock Exchange is closed,
 o the SEC, by order, permits postponement for the protection of Policy Owners, or
 o the SEC requires trading to be restricted or declares an emergency.

We reserve the right to defer payment of any partial surrenders, full surrenders, Policy loans or refunds that would be derived from a premium payment made by a check until the check has cleared the banking system.


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Log on to USAA.COM for policy details, fund account summaries, and financial activity information.
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                                 VUL Policy-31

MORE POLICY INFORMATION

OWNERS AND BENEFICIARIES

OWNERS
If you are the Owner of the Policy, the rights and privileges of the Policy during the lifetime of the Insured belong to you. Generally, the Owner is also the Insured, unless a different Owner is designated in the application or at a later date.

     SUCCESSOR OWNER. As Owner, you may designate a successor Owner. If you die without designating a successor Owner, ownership of the Policy will pass to your estate.

     CHANGE OF OWNERSHIP. As Owner, you may change ownership of your Policy, at any time, during the Insured's lifetime, by submitting Notice to Us. The change will take effect on the Date of Receipt of the request. A change of ownership is subject to the rights of an assignee of record and those of any irrevocable Beneficiary. We are not responsible for any payments made or actions taken before we receive your Notice to Us.

     COLLATERAL ASSIGNMENT. As Owner, you may assign the Policy as collateral security by submitting a Notice to Us. You will need to obtain the written consent of any irrevocable Beneficiaries and assignees of record before we recognize any assignment; however, a collateral assignment takes precedence over the interest of a revocable Beneficiary. The assignment will take effect as of the date we receive your Notice to Us. We are not responsible for the validity or effect of any collateral assignment, nor are we responsible for any payment or other action taken before we receive the Notice to Us. We are not bound by an assignment until we receive it at our Home Office.

We will pay any death benefit payable to an assignee in one lump sum. We will pay any remaining proceeds to the designated Beneficiary or Beneficiaries. A collateral assignee is not an Owner. A collateral assignment is not a transfer of ownership, unless it is an absolute assignment. All collateral assignees of record must consent to any full surrender, partial surrender, loan or payment from a Policy under an Accelerated Benefits for Terminal Illness Rider. There may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the Beneficiary. Therefore, you should consult a qualified tax advisor prior to making an assignment.

BENEFICIARIES
You may name one or more Beneficiaries in your Policy application. You may classify Beneficiaries as primary, contingent, revocable, or irrevocable. If no primary Beneficiary survives the Insured, we will pay the Policy proceeds to the contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless you direct otherwise. A Beneficiary must survive the Insured in order to receive his or her share of the death benefit proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the remaining Beneficiaries of the same class who survive the Insured. If no Beneficiary survives the Insured, we will pay the proceeds to you, if you are alive, or, if not, to your estate.

     CHANGE OF BENEFICIARY. You may change the Beneficiary while the Insured is living, by submitting a Notice to Us. You must obtain the written consent of any irrevocable Beneficiaries before we will accept any change in Beneficiary. A change in Beneficiary will take effect on the Date of Receipt of the request. We will not be responsible for any payment or other action taken before receipt of your Notice to Us. If we make a payment of death benefits in good faith before receiving the Notice to Us, we will receive credit for the payment against our liability under the Policy. A change of Beneficiary is subject to the rights of an assignee of record.


CALCULATING YOUR COST OF INSURANCE

For each Monthly Anniversary, we determine your monthly cost of insurance by multiplying (1) the net amount at risk under your Policy by (2) your cost of insurance rate, and (3) dividing the resulting amount by 1000.

                                 VUL Policy-32

NET AMOUNT AT RISK
We determine the net amount at risk by (1) subtracting your Policy Cash Value on any Monthly Anniversary (prior to the application of the Monthly Deduction, including the Cost of Insurance charge) from (2) your Policy's current death benefit (divided by a factor that discounts the death benefit to the beginning of the month). Your Policy death benefit may be the death benefit required to qualify the Policy as life insurance. (See MINIMUM AMOUNT INSURED.)

The net amount at risk may be greater if you have selected death benefit Option B rather than death benefit Option A. (See DEATH BENEFITS.) Since the death benefit payable under Option B is the Specified Amount plus the Cash Value, the difference between the death benefit and the Cash Value will be greater under Option B than under Option A (unless the Minimum Amount Insured applies). As the net amount at risk will be greater, so the cost of insurance also will be greater. The net amount at risk also may be affected by changes in your Policy's Cash Value or in the Specified Amount. (See CASH VALUE AND DEATH BENEFITS.)

The net amount at risk for each Policy continues to be determined generally by subtracting the Policy's Cash Value from the Policy death benefit (divided by a factor that discounts the death benefit to the beginning of the month), regardless of whether the death benefit is the Policy current Specified Amount or the Minimum Amount Insured. The cost of insurance rate applied against the net amount at risk will continue to increase as the Insured's age increases.

NET AMOUNT AT RISK - MORE THAN ONE RISK CLASS
If you increase the Specified Amount and the risk class applicable to the increase is different from that of the initial Specified Amount, then, in determining the cost of insurance charge, we will calculate the net amount at risk separately for each risk class. The method of determining the net amount at risk for each risk class will differ between Option A and Option B. If Option A is in effect, we will apportion the Cash Value among the initial Specified Amount and any increases in Specified Amount. The Cash Value will first be considered a part of the initial Specified Amount. If the Cash Value is greater than the initial Specified Amount, the balance of the Cash Value will then be considered a part of each increase in Specified Amount, beginning with the first increase.

If Option B is in effect, we will determine the net amount at risk by the proportional relationship of the initial Specified Amount and the Specified Amount increases for each new risk class to the total Specified Amount.

Because the method of calculating the net amount at risk is different between Option A and Option B when more than one risk class is in effect, a change in the death benefit option may result in a different net amount at risk for each risk class than would have occurred had the death benefit option not been changed. Thus, the total cost of insurance will be increased or decreased.

COST OF INSURANCE RATES
Your cost of insurance rates are based on the Insured's age, sex, and risk class. Generally, we set cost of insurance rates based on our expectations as to future mortality experience. We apply any changes to cost of insurance rates to all persons of the same age, sex, and risk class. We will give you 30 days notice before any increase in your current cost of insurance rates becomes effective. We guarantee that your cost of insurance rates will never be greater than the maximum cost of insurance rates shown in your Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table and age on the Insured's last birthday.

The risk class of the Insured will affect your cost of insurance rate. USAA Life currently places Insureds into one of three preferred risk classes or into one of two standard risk classes involving higher mortality risks. In an otherwise identical Policy, Insureds in the preferred risk class will have a lower cost of insurance rate than those in a standard risk class. We make all final determinations of an Insured's risk class.

                                 VUL Policy-33

MINIMUM AMOUNT INSURED

The Minimum Amount Insured is the amount of insurance proceeds that the Internal Revenue Code of 1986, as amended (Code), requires for your Policy to qualify as life insurance and to exclude the death benefit from your

Beneficiary's taxable income. If higher than the death benefit under Option A or Option B, we will pay you the Minimum Amount Insured. You can determine the Minimum Amount Insured by multiplying your Policy Cash Value (ignoring the amount of any outstanding loan and any unpaid loan interest) by a specified percentage based on the Insured's age. The specified percentages, which generally decline as the Insured gets older, are:

-------------------------------------------------------------------------------
          MINIMUM AMOUNT INSURED AS A PERCENTAGE OF CASH VALUE
--------- ------- ----  -----  ------  ------ ----- ------  ---------   -------

INSURED'S  40 or                                                         95 and
AGE*       Under   45     50     55     60     65     70     75 to 90    older
PERCENTAGE 250%   215%   185%   150%   130%   120%   115%    105%        100%
--------- ------- ----  -----  ------  ------ ----- ------  ---------   -------
* Last birthday at the beginning of the Policy Year. A more complete table appears in your Policy.

If, prior to the Insured's death, unexpected increases in your Policy's Cash Value would cause your Policy not to satisfy Internal Revenue Code requirements, we will increase the death benefit to the Minimum Amount Insured so that the death benefit will be excluded from the Beneficiary's taxable income.


OTHER INFORMATION

USAA LIFE
USAA Life is a stock insurance company incorporated in the state of Texas on June 24, 1963. USAA Life is principally engaged in writing life insurance policies, health insurance policies, and annuity contracts. USAA Life is authorized to transact insurance business in all states of the United States (except New York) and the District of Columbia. On a consolidated basis prepared in conformity with accounting principles generally accepted in the United States of America, USAA Life had total assets of $10,640,144,791 on December 31, 2005. USAA Life is a wholly owned stock subsidiary of USAA, a diversified financial services organization. The commitments under the Policies are USAA Life's, and USAA has no legal obligation to back those commitments. USAA Life is obligated to pay all amounts promised to Policy Owners under the Policies.

USAA Life is the depositor administering the Separate Account. USAA Life obligations as depositor of the Separate Account may not be transferred without notice to and consent of the Owners. USAA Life also issues variable annuity contracts through another separate account, which is also a registered investment company. In addition, USAA Life serves as transfer agent of the USAA Life Investment Trust.

SEPARATE ACCOUNT
By a resolution of the Board of Directors of USAA Life, we established the Separate Account as a separate account on January 20, 1998. The Separate Account is organized as a unit investment trust and registered with the SEC under the Investment Company Act of 1940, as amended. Registration does not involve supervision of the management of the Separate Account by the SEC.

The assets of the Separate Account are the property of USAA Life and are held for the benefit of the Owners and other persons entitled to payments under Policies issued through the Separate Account. The assets of the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities that arise from any other business which USAA Life may conduct.

The Separate Account is divided into Variable Fund Accounts, each representing a different investment objective. Net Premium Payments are allocated to the Variable Fund Accounts in accordance with your instructions. (See INVESTMENT OPTIONS.) Each Variable Fund Account invests exclusively in the shares at the Net Asset Value (NAV) of a Fund. Income and gains and losses from assets in each Variable Fund Account are

                                 VUL Policy-34
credited to, or charged against, that Variable Fund
Account without regard to income, gains, or losses in the other Variable Fund Accounts.

TAX MATTERS
The following is a discussion of certain federal income tax matters affecting your ownership of a Policy. The discussion is general in nature, does not purport to be complete or to cover all situations, and should not be considered tax advice, for which you should consult a qualified tax advisor.

The particular situation of each Owner or Beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of the federal estate tax, state inheritance tax, and other taxes.

TAXATION OF POLICY PROCEEDS
The following discussion is based on current federal tax law and interpretation thereof. It assumes that the Owner is a natural person who is a U.S. citizen and resident. The tax effects on non-U.S. residents or non-U.S. citizens may be different.

GENERAL. A Policy will be treated as a "life insurance contract" for federal tax purposes (a) if it meets the definition thereof under Section 7702 of the Code and (b) for as long as the investments made by the underlying Funds in which Premium Payments under the Policy are invested satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policies will meet these requirements and that:

 o the death benefit received by the Beneficiary under your Policy will not be subject to federal income tax; and
 o increases in your Policy's Cash Value as a result of investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.


The federal tax consequences of a distribution from or loan under your Policy can be affected by whether your Policy is determined to be a "modified endowment contract" (MEC) (which is discussed below). In all cases, however, the character of all income that is described below as taxable to the payee will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT (MEC) STATUS. Your Policy will be a MEC if, at any time during the first seven Policy Years, you have paid a cumulative amount of premiums that exceeds the premiums that would have been paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits after the payment of seven level annual premiums. This is called the "seven-pay" limit.


Whenever there is a material change under a Policy, the Policy will generally be
(1) treated as a new contract for purposes of determining whether the Policy is a MEC and (2) subject to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the Policy at the time of such change. A materially changed Policy would be considered a MEC if it failed to satisfy the new seven-pay limit. A material change for these purposes could occur as a result of a change in death benefit option, the selection of additional rider benefits, an increase in your Policy's Specified Amount of coverage, and certain other changes.


If your Policy's benefits are reduced during the first seven Policy Years (or within seven years after a material change), the calculated seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively. (Such a reduction in benefits could include, for example, a decrease in the Specified Amount you request or, in some cases, a partial surrender or termination of additional benefits under a rider.) If the premiums previously paid are greater than the recalculated seven-pay limit, the Policy will become a MEC. A life insurance policy that is received in exchange for a MEC will also be considered a MEC.


OTHER EFFECTS OF POLICY CHANGES. Changes made to your Policy (for example, a decrease in benefits or a lapse or reinstatement of your Policy) may have other effects on the Policy. Such effects may include impacting

                                 VUL Policy-35
the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MEC. As long as your Policy remains in force during the Insured's lifetime as a non-MEC, a Policy loan will be treated as Indebtedness and not a distribution, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan generally will not be tax deductible.

After the first 15 Policy Years, the proceeds from a partial surrender will be subject to federal income tax only to the extent they exceed your basis in your Policy. (Your basis generally will equal the premiums you have paid less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy Years, the proceeds from a partial surrender or a reduction in insurance coverage could be subject to federal income tax, under a complex formula, to the extent that your Cash Value exceeds your basis in your Policy.


On the Maturity Date or a full surrender of your Policy, any excess of the proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy will be subject to federal income tax. In addition, if a Policy terminates after a grace period while there is a Policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy, you may be deemed to have received a distribution from the Policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MEC. If your Policy is a MEC, any distribution from the Policy during the Insured's lifetime will be taxed on an income-first basis. Distributions for this purpose include (1) loan proceeds (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or (2) partial surrender. Any such distributions will be considered taxable income to you to the extent your Cash Value exceeds your basis in the Policy. (For MECs, your basis is similar to the basis described above for other Policies, except that it also would be increased by the amount of any prior loan under your Policy that was considered taxable income to you.) For purposes of determining the taxable portion of any distribution, all MECs issued by the same insurer (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are aggregated. The Treasury Department has authority to prescribe additional rules to prevent avoidance of income-first taxation on distributions from MECs.

A 10% penalty will apply to the taxable portion of most distributions from a Policy that is a MEC. The penalty will not, however, apply to distributions (1) to taxpayers 59 1/2 years of age or older, (2) in the case of a "disability" (as defined in the Code), or (3) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary. If your Policy terminates after a grace period while there is a Policy loan, the cancellation of such loan will be treated as a distribution to the extent not previously treated as such and could be subject to federal income tax, including the 10% penalty, as described above. In addition, on the Maturity Date or a full surrender of your Policy, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy will be subject to federal income tax and, unless an exception applies, the 10% penalty.

Distributions that occur during a Policy Year in which your Policy becomes a MEC, and during any subsequent Policy Years, will be taxed as described in the two preceding paragraphs. In addition, distributions from your Policy within two years before it becomes a MEC also will be subject to tax in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC. The Treasury Department has authority to prescribe rules that would treat similarly other distributions made in anticipation of a Policy becoming a MEC.


POLICY LAPSES AND REINSTATEMENTS. A Policy that has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new life insurance contract.


TERMINAL ILLNESS RIDER. Amounts received under an insurance policy on the life of an individual who is "terminally ill", as defined by the Code, are generally excludable from the payee's gross income. We believe

                                 VUL Policy-36
that the benefits provided under our terminal illness rider meet the Code's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply, however, to amounts paid to someone other than the Insured, if the payee has an insurable interest in the Insured's life because the Insured is a director, officer or employee of the payee or by reason of the Insured being financially interested in any trade or business carried on by the payee.


DIVERSIFICATION. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements for insurance company separate accounts - for these purposes, each Variable Fund Account is treated as a separate account. Failure to comply with these regulations would disqualify your Policy as a life insurance contract for federal tax purposes. If this occurred, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and all subsequent periods. Each Variable Fund Account, through the underlying Fund in which it invests, intends to continue to comply with these requirements.


Under certain circumstances, an insurance policy owner's control of a separate account's investments may cause that owner, rather than the insurance company, to be treated as owning the assets in the account. If you (rather than USAA
Life) were considered the owner of the Separate Account's assets attributable to your Policy, income and gains from the account would be included in your gross income currently for federal income tax purposes. USAA Life reserves the right to amend the Policies in any way necessary to avoid any such result which could include reducing the number of Funds and/or the frequency of transfers among the Funds.

FEDERAL ESTATE AND GENERATION-SKIPPING TAXES. If the Insured is the Policy Owner, the death benefit under the Policy will be includable in the Owner's gross estate for federal estate tax purposes. If the Owner is not the Insured, under certain conditions only an amount approximately equal to the Cash Surrender Value of the Policy would be so includable. In general, taxable estates of less than $2,000,000 for decedents dying during 2006 (increasing incrementally to $3,500,000 in 2009) (exclusion amount) will not incur a federal estate tax liability. In addition, an unlimited marital deduction is available for federal estate tax purposes.

As a general rule, if a transfer of property is made to a person two or more generations younger than the donor, a federal tax is payable at rates similar to the maximum federal estate tax rate in effect at the time. The generation-skipping tax provisions generally apply to transfers that would be subject to the federal estate tax rules. Individuals are generally allowed an aggregate generation-skipping tax exemption equal to the exclusion amount ($ 2,000,000 for 2006). Because these rules are complex, you should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.

If the Owner of a Policy is not the Insured, and the Owner dies before the Insured, the value of the Policy, as determined for federal estate tax purposes, is includable in the federal gross estate of the Owner for those purposes.

PENSION AND PROFIT-SHARING PLANS. If Policies are purchased by a trust that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code (a "plan") for the benefit of participants covered under the plan, the federal income tax treatment of such Policies will be somewhat different from that described above.

If insurance is purchased for a participant as part of a plan, the reasonable net annual premium cost for such insurance is treated as ordinary income to the participant. The amount so treated is the lower of the IRS "P.S. 58" table cost or the life insurance company's actual rates for standard risks. (For plans entered into or materially modified after September 17, 2003, the amount so treated is calculated using "Table 2001".) If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's Beneficiary, then the excess of the death benefit over the Policy's Cash Value will not be subject to federal income tax. However, the Policy's Cash Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy, which will generally include the costs of insurance previously taxable as income to the participant. Special rules may apply if the participant had borrowed from the Policy or was an owner-employee under the plan.

                                 VUL Policy-37

There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a plan. You should consult a qualified tax advisor.

OTHER EMPLOYEE BENEFIT PROGRAMS. Complex rules may also apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These Policy Owners must consider whether the Policy was applied for by or issued to a person having an insurable interest under applicable state law and with the Insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the Policy as life insurance for federal tax purposes and the right of the Beneficiary to receive a death benefit.


ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal advisor.

WHEN WE WITHHOLD INCOME TAXES. Generally, unless you provide us with an election to the contrary before we make a distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation-skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.


TAX CHANGES. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and MECs, or adopt new interpretations of existing law. State and local tax laws or, if you are not a U.S. citizen or resident, foreign tax laws may also affect the tax consequences to you, the Insured, or your Beneficiary and are subject to change. Any changes in federal, state, local, or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax advisor.

TAXATION OF USAA LIFE

USAA Life is taxed as a life insurance company under the Code. USAA Life does not initially expect to incur any federal income tax liability on the earnings or the realized capital gains attributable to the Separate Account or any Variable Fund Account. If, in the future, USAA Life determines that the Separate Account or a Variable Fund Account may incur federal income tax, then we may assess a charge against the Variable Fund Accounts for that tax. Any charge will reduce a Policy's Cash Value.


We may have to pay state, local, or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to the Separate Account or allocable to the Policies.

LEGAL PROCEEDINGS
USAA LIFE, LIKE OTHER LIFE INSURANCE COMPANIES, IS INVOLVED IN LAWSUITS, INCLUDING CLASS ACTION LAWSUITS. IN SOME CLASS ACTION AND OTHER LAWSUITS INVOLVING INSURERS, SUBSTANTIAL DAMAGES HAVE BEEN SOUGHT AND/OR MATERIAL SETTLEMENT PAYMENTS HAVE BEEN MADE. ALTHOUGH THE OUTCOME OF ANY LITIGATION CANNOT BE PREDICTED WITH CERTAINTY, USAA LIFE BELIEVES THAT, AS OF THE DATE OF THIS PROSPECTUS, THERE ARE NO PENDING OR THREATENED LAWSUITS THAT WILL HAVE A MATERIALLY ADVERSE IMPACT ON USAA LIFE OR THE SEPARATE ACCOUNT.

FINANCIAL STATEMENTS
The financial statements for the Separate Account and USAA Life appear in the SAI. To obtain a copy of the SAI, call us at 1-800-531-2923. The 2004 and 2005 financial statements were audited by Ernst & Young,LLP. Financial statements for prior years were audited by KPMG LLP.

You should consider our financial statements only as bearing on our ability to meet our obligations under the Contracts. Our financial statements do not bear on the investment performance of the Separate Account.

                                 VUL Policy-38

DEFINITIONS

IN THIS PROSPECTUS:

ACCUMULATION UNIT or UNIT means an accounting unit of measure that we use to calculate values in each Variable Fund Account. The value of one unit is known as the Accumulation Unit Value (AUV).

ADMINISTRATIVE CHARGE means a monthly charge deducted from the Policy's Cash Value during the first Policy Year only. The Administrative Charge compensates us for the start-up expenses we incur in issuing the Policy. The Administrative Charge is shown on the Policy Information Page.

ANNIVERSARY means the same date each succeeding year as the Effective Date of the Policy.

ANNUAL TARGET PREMIUM PAYMENT means an annual amount of premium payment that we establish when we issue your Policy. It is shown on the Policy Information Page. We use it to determine whether a premium charge will be deducted from premium payments, whether a surrender charge is imposed on a full surrender, and whether the Guaranteed Death Benefit applies.

BENEFICIARY means the person or entity designated to receive the death benefit upon the Insured's death.

CASH SURRENDER VALUE means your Policy Cash Value less the surrender charge, if any, payable on full surrender of your Policy.

CASH VALUE, on the Effective Date, means the Net Premium less the Monthly Deduction for the following month. Thereafter, on any Valuation Date, Cash Value means the sum of:

 o your Policy value that you invest in the Variable Fund Accounts;
 o plus, if applicable, any value that is held in USAA Life's general account to secure any Policy loan;
 o plus any interest earnings we credit on the value held in the general account;
 o less the amount of any outstanding loan including any unpaid loan interest;
   and
 o less any Monthly Deductions, transfer charges, and partial surrender charges we apply through that date.

DATE OF RECEIPT means the date we actually receive the item at our Home Office, subject to two exceptions:

 o IF WE RECEIVE THE ITEM ON A DATE OTHER THAN A VALUATION DATE, THE DATE OF RECEIPT WILL BE THE FOLLOWING VALUATION DATE; AND
 o if we receive the item on a Valuation Date after close of regular trading of the New York Stock Exchange, the Date of Receipt will be the following
  Valuation Date.

DEATH BENEFIT means the benefit we pay in accordance with the Death Benefit Option in effect on the Insured's death (1) reduced by any Indebtedness and any due and unpaid Monthly Deductions; and (2) increased by any optional insurance benefits provided by rider.

DEATH BENEFIT OPTION means one of the two Death Benefit Options that the Policy provides, namely, Option A and Option B. Option A is the greater of the current Specified Amount or the Minimum Amount Insured. Option B is the greater of the current Specified Amount, plus the Policy Cash Value, or the Minimum Amount Insured.

EFFECTIVE DATE means the date we approve the application and issue your Policy or the date we approve any increase in Specified Amount under your Policy. The Effective Date is shown on the Policy Information Page.

FREE LOOK PERIOD means the period of time required by state law during which you may return the Policy for cancellation and receive a refund. The Free Look Period is shown on the Policy Information Page. You may cancel your Policy within 10 days of receipt (or a longer period depending on where you reside). Your initial premium payment allocated to any of the Variable Fund Accounts is invested in the Vanguard Money Market Portfolio Variable Fund Account during the Free Look Period plus five calendar days. (See FREE LOOK RIGHT.)

                                 VUL Policy-39

FUND means an investment portfolio that has specific investment objectives and policies and is offered by a mutual fund.

GUARANTEED DEATH BENEFIT means that if you pay a sufficient amount of premium, we guarantee your Policy will not lapse during the first five Policy Years.

HOME OFFICE means USAA Life Insurance Company, USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288.

INDEBTEDNESS means the sum of all unpaid Policy loans and any unpaid accrued interest due on such loans.

INSURED means the person whose life is insured. The Insured is identified on the Policy Information Page. The Insured may or may not be the Owner.

LAPSE means your Policy has terminated because of insufficient Cash Value from which to deduct the Monthly Deduction and any loan interest then due. No insurance coverage exists when your Policy has lapsed.

MAINTENANCE CHARGE means a monthly charge that we deduct from the Policy's Cash Value. The Maintenance Charge compensates us for recurring administrative expenses related to the maintenance of the Policy and the Separate Account. The Maintenance Charge is shown on the Policy Information Page.

MATURITY DATE means the date that we will pay your Policy's Cash Value to you, as long as the Policy has not terminated because of lapse, full surrender, or the Insured's death. The Maturity Date is shown on the Policy Information Page.

MONTHLY ANNIVERSARY means the same date of each succeeding month as the Effective Date of your Policy.

MONTHLY DEDUCTION means a charge we make under your Policy each month against the Policy's Cash Value. The charge is equal to:

 o the cost of insurance and any riders; plus
 o the Administrative Charge that is applied during the first 12 months that the Policy is in effect; plus
 o the Maintenance Charge.

MINIMUM AMOUNT INSURED means the minimum amount of life insurance required by the Internal Revenue Code to qualify your Policy as life insurance and to exclude the death benefit from a Beneficiary's taxable income.

NET ASSET VALUE (NAV) means the current value of each Fund's total assets, less all liabilities, divided by the total number of shares outstanding.

NET PREMIUM PAYMENT means the amount of a premium payment less the Policy's premium charge.

NOTICE TO US means your signed statement that we receive at our Home Office and that is in a form satisfactory to us.

OWNER means the person to whom we owe the rights and privileges of the Policy.

POLICY INFORMATION PAGE means the page that identifies certain information about the Policy and specifies certain terms of the Policy.

POLICY YEAR means a period of twelve calendar months starting with the Effective Date of the Policy, and each 12-month period thereafter. For example, if your Policy was issued on July 15, your first Policy Year would end on the following July 14. Each subsequent Policy Year would start on July 15 and end on July 14.

                                 VUL Policy-40

PREMIUM CHARGE means an amount that we deduct from premium payments to compensate us for selling expenses and taxes related to the Policy.


SEPARATE ACCOUNT means the Life Insurance Separate Account of USAA Life Insurance Company. The Separate Account is an investment account established under Texas law through which we invest the Net Premium Payments we receive for investment in the Variable Fund Accounts under the Policy. The Separate Account is divided into subdivisions called the Variable Fund Accounts. Each Variable Fund Account invests the Net Premium Payments allocated to it in a particular Fund. We own the assets of the Separate Account. To the extent that the assets are equal to the reserves and other contractual liabilities, they are not chargeable with liabilities arising out of any other business of ours. We credit or charge the income, gains, and losses, realized or unrealized, from the assets of the Separate Account to or against the Separate Account without regard to our other income, gains or losses. We registered the Separate Account as an investment company under federal securities law.

SPECIFIED AMOUNT means the minimum death benefit payable as long as the Policy is in effect. It is also the amount of life insurance we issue. The specified amount is shown on the Policy Information Page.

SURRENDER CHARGE means an amount that we may deduct from your Policy's Cash Value if you surrender your Policy in full.

VALUATION DATE means any business day, Monday through Friday, on which the New York Stock Exchange is open for regular trading, except
 o any day on which the value of the shares of a Fund is not computed, or
 o any day during which no order for the purchase, surrender or transfer of Accumulation Units is received.

VALUATION PERIOD means the period of time from the end of any Valuation Date to the end of the next Valuation Date.

VARIABLE FUND ACCOUNT means a subdivision of the Separate Account in which you may invest Net Premium Payments. The Policy provides several Variable Fund Accounts. Each Variable Fund Account corresponds to a particular Fund. Net Premium Payments that you allocate to a Variable Fund Account are invested in a particular Fund. We also refer to the Variable Fund Accounts as Accounts in this prospectus.

WE, OUR, US, OR USAA LIFE means USAA Life Insurance Company.

YOU, YOUR OR YOURS refers to the Owner of the Policy.

                                 VUL Policy-41

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information (SAI), with the same date as this prospectus, containing further information about the Life Insurance Separate Account of USAA Life Insurance Company and the Variable Universal Life Insurance Policy is available from us upon request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, Cash Surrender Values, and Cash Values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your Policy call us at 1-800-531-2923 or write to us at 9800 Fredericksburg Road, San Antonio, TX 78288.

Information about the Life Insurance Separate Account of USAA Life Insurance Company (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC or at the SEC's website, HTTP://WWW.SEC.GOV. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC, 20549-0102. You can also call the SEC at 1-202-942-8090.

We have not authorized anyone to give any information or make any representations other than those contained in this prospectus, the SAI or other material filed with the SEC (or any sales literature we approve) in connection with the offer of the Policies described in this prospectus. You may not rely on any such information or representations, if made. This prospectus does not constitute an offer in any jurisdiction to any person to whom such offer would be unlawful.

The table of contents for the SAI is as follows:

     Additional Information about Operation of Policies and Separate Account Special Considerations
     State Regulation of USAA Life
     Underwriters
     Illustrations
     Legal Matters
     Independent Registered Public Accounting Firm
     Financial Statements

                                   INVESTMENT COMPANY ACT FILE NUMBER 811-08625

                                 VUL Policy-42

                       Life Insurance Separate Account of
                           USAA Life Insurance Company
                                  (Registrant)

                           USAA Life Insurance Company
                                   (Depositor)

                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
                                 1-800-531-2923

                       STATEMENT OF ADDITIONAL INFORMATION
                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                                   May 1, 2006



This statement of Additional Information (SAI) contains additional information regarding the Variable Universal Life Insurance Policy (the Policy) offered by USAA Life Insurance Company (USAA Life). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2006 and the prospectuses for the Funds. You may obtain a copy of these prospectuses by calling us at 1-800-531-2923 or by writing to us at the address above.


                                TABLE OF CONTENTS


ADDITIONAL INFORMATION ABOUT OPERATION OF POLICIES AND SEPARATE ACCOUNT       2
     THE POLICIES                                                             2
     INCONTESTABILITY                                                         2
     MISSTATEMENT OF AGE OR SEX                                               2
     SUICIDE EXCLUSION                                                        2
     NONPARTICIPATING POLICY                                                  3
     REPORTS AND RECORDS                                                      3
SPECIAL CONSIDERATIONS                                                        3
STATE REGULATION OF USAA LIFE                                                 4
UNDERWRITERS                                                                  4
ILLUSTRATIONS                                                                 4
LEGAL MATTERS                                                                 4
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 4
FINANCIAL STATEMENTS                                                          5

                                   VUL SAI-1

ADDITIONAL INFORMATION ABOUT OPERATION OF POLICIES AND SEPARATE ACCOUNT

THE POLICIES
The Policy is a legal contract between you and us. The consideration for issuing the Policy is:
 o completion of the application, and
 o payment of the first full premium.

The entire contract consists of:
 o your Policy,
 o your Policy application, and
 o any supplemental applications, riders, endorsements, and amendments.

     WE WILL CONSIDER STATEMENTS IN THE APPLICATION AS REPRESENTATIONS AND NOT WARRANTIES. WE WILL NOT USE ANY REPRESENTATION TO VOID YOUR POLICY OR DEFEND A CLAIM UNDER YOUR POLICY UNLESS IT IS CONTAINED IN YOUR WRITTEN APPLICATION OR SUPPLEMENTAL APPLICATION. ONLY THE PRESIDENT OR SECRETARY OF USAA LIFE HAS AUTHORITY TO CHANGE OR WAIVE A PROVISION OF YOUR POLICY, AND THEN ONLY IN WRITING.


All requests for changes to your Policy must be clear and in writing, and must be received by our Home Office.

This Policy is subject to the laws of the state where it is issued. To the extent that the Policy may not comply, it will be interpreted and applied to comply.

INCONTESTABILITY
We will not contest a Policy, or any increase in Specified Amount, except for lapse or fraud, after the Policy or increase has been in effect during the Insured lifetime for two years. Each increase in the Specified Amount will have its own two-year contestable period beginning with the Effective Date of the increase. During any two-year contestable period, we have the right to contest the validity of your Policy based on material misstatements made in the application or any supplemental application. The two-year contestable period begins on the Effective Date of your Policy, or, in the case of an increase, on the date the increase is approved and made effective.

If your Policy is reinstated after lapse, a new two-year contestable period begins on the date of reinstatement. If the Policy has been in force for two years during the lifetime of the Insured, it will be contestable only as to statements made in the reinstatement application. If the Policy has been in force for less than two years, it will be contestable as to statements made in any reinstatement applications as well as the initial application.

The incontestability provisions do not apply to optional insurance benefits added to your Policy by rider. Each rider contains its own incontestability provision.

If we contest and rescind your Policy, you will receive your premiums paid, less any Indebtedness and any previous partial surrenders.

MISSTATEMENT OF AGE OR SEX
Age means the Insured's age on his or her last birthday. If the Insured's age or sex has been misstated on the application or any supplemental application, we will adjust the Cash Value and death benefit to those based on the correct Monthly Deductions, based on the correct age or sex, since the Policy Effective Date.

SUICIDE EXCLUSION
Your Policy does not cover suicide by the Insured, while sane or insane, during an exclusion period after the Policy Effective Date. This exclusion period is generally two years from the Policy's Effective Date but may vary by state. If the Insured commits suicide during this period, our sole liability will be to refund all premiums paid, less any Indebtedness and previous partial surrenders. We will not pay any death benefit in those circumstances.

                                   VUL SAI-2

If your Policy lapses and is later reinstated, we will measure the two-year suicide exclusion period from the Effective Date of reinstatement. If you increase your Policy's Specified Amount, we will measure the two-year suicide exclusion period for the increase from the increase's Effective Date. If the Insured dies as a result of suicide (whether sane or insane) during the separate two-year suicide exclusion period, we will only pay the death benefit attributable to the initial Specified Amount (on which the two-year suicide exclusion period has expired). We will refund the premium payments less any Indebtedness and any partial surrenders attributable to the increase in the Specified Amount.

NONPARTICIPATING POLICY
YOUR POLICY IS NONPARTICIPATING, WHICH MEANS YOU WILL NOT SHARE IN ANY OF OUR PROFITS OR SURPLUS EARNINGS. WE WILL NOT PAY DIVIDENDS ON YOUR POLICY.

REPORTS AND RECORDS
We will maintain all records relating to the Policy and the Separate Account. We will mail to you a Policy annual statement showing:

 o the amount of death benefit;
 o the Cash Value;
 o any Indebtedness;
 o any loan interest charge;
 o any loan repayment since the last annual statement;
 o any partial surrender since the last annual statement;
 o all premium payments since the last annual statement;
 o all deductions and charges since the last annual statement; and
 o other pertinent information required by any applicable law or regulation, or that we deem helpful to you.

We will mail the statement within 30 days after the Policy anniversary, or, at our discretion, within 30 days after the end of each calendar year showing information as of a date not more than 60 days prior to the mailing of the annual statement. We also will send you periodic reports for the Funds that correspond to the Variable Fund Accounts, periodic reports for the Separate Account, and any other information, as required by state and federal law.

We will mail confirmation notices (or other appropriate notification) promptly at the time of the following transactions:

 o Policy issue;
 o receipt of premium payments;
 o transfers among Variable Fund Accounts;
 o change of premium allocation;
 o change of Death Benefit Option;
 o increases or decreases in Specified Amount;
 o partial surrenders;
 o receipt of loan repayments; and
 o reinstatement.

SPECIAL CONSIDERATIONS
The Funds managed by the Vanguard Group, Fidelity Management & Research Company, Deutsche Investment Management Americas, Fred Alger Management, Barrow Hanley Mewhinney & Strauss, Granahan Investment Management, Grantham Mayo Van Otterloo & Co., Schroder Investment Management, Marsico Capital Management, MFS Investment Management, and Wellington Management Company, LLP may offer shares to separate accounts of unaffiliated life insurance companies to fund benefits under variable annuity contracts and variable life insurance policies. The Funds managed by USAA Investment Management Company (USAA IMCO) offer shares only to our separate accounts to fund benefits under the Policies and the variable annuity contracts that we offer. The boards of directors or trustees of these Funds monitor for possible conflicts among separate accounts buying shares of the Funds. Conflicts could develop for a variety of reasons. For example,

                                   VUL SAI-3
differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, a Fund's board of directors or trustees may require a separate account to withdraw its participation in a Fund. A Fund's Net Asset Value (NAV) could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

STATE REGULATION OF USAA LIFE
USAA Life, a stock life insurance company organized under the laws of Texas, is subject to regulation by the Texas Department of Insurance. An annual statement is filed with the Texas Department of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of USAA Life as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines the liabilities and reserves of USAA Life and the Separate Account and certifies their adequacy.

In addition, USAA Life is subject to the insurance laws and regulations of all other states and jurisdictions where it is licensed. Generally, the Insurance Department of any other state applies the laws of the state of Texas in determining USAA Life permissible investments.

UNDERWRITERS
We intend to sell the Policy in all states in which we are licensed and the District of Columbia. USAA IMCO, located at 9800 Fredericksburg Road, San Antonio, Texas 78288, is the principal underwriter distributing the Policies. USAA IMCO, a Delaware corporation, organized in May 1970, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is an active member of the National Association of Securities Dealers, Inc. USAA IMCO is an indirect wholly owned subsidiary of USAA and is an affiliate of USAA Life.

The Policy will be sold by licensed life insurance sales representatives who are also registered representatives of USAA IMCO. These licensed insurance sales representatives are appointed with USAA Life and receive neither direct nor indirect commissions nor any renewal commissions from the sale of the Policies. The Policies are sold and premium payments are accepted on a continuous basis.

USAA IMCO serves as principal underwriter for the Policies pursuant to an amended and restated Distribution and Administration Agreement with USAA Life dated March 30, 1998. Pursuant to this agreement, USAA Life bears the cost of the salaries of the sales representatives who sell the Policies and substantially all other distribution expenses of the Policies. USAA IMCO receives no commission for serving as principal underwriter of the Policies. The agreement terminates upon its assignment or upon at least sixty days notice by either party. USAA IMCO serves as both principal underwriter and investment adviser for the following registered investment companies: USAA Tax Exempt Fund, Inc., USAA Investment Trust, USAA State Tax-Free Trust, USAA Mutual Fund, Inc., and USAA Life Investment Trust. In addition, USAA IMCO serves as principal underwriter for the Separate Account of USAA Life, a registered investment company.

ILLUSTRATIONS

Illustrations are tools that can help demonstrate how the Policy operates, given the Policy's charges, investment options and any optional features selected, how you plan to accumulate or access Policy value over time, and assumed rates of return. Illustrations may also be able to assist you in comparing the Policy's death benefits, Cash Surrender Values, and Policy values with those of other variable life insurance policies based upon the same or similar assumptions.


LEGAL MATTERS The firm of Kirkpatrick & Lockhart Nicholson Graham LLP, Washington, D.C., has advised USAA Life on certain federal securities law matters. All matters of Texas law pertaining to the Policy, including the validity of the Policy and USAA Life's right to issue the Policy under Texas insurance law, have been passed upon by Mark S. Howard, Senior Vice President, Secretary and Counsel of USAA Life.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited financial statements and financial highlights of the Separate Account as of December 31, 2005, and for each of the years or periods presented, and the audited consolidated financial statements of USAA Life

                                   VUL SAI-4

Insurance Company and its subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, are included in this SAI. The information for 2004 and 2005 has been audited by Ernst & Young LLP, independent registered public accountants, through their offices located at 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205. Information for years prior to 2004 was audited by KPMG LLP, independent registered public accountants, through their offices located at 300 Convent Street, Suite 1200, San Antonio, Texas 78205.


FINANCIAL STATEMENTS

                                   VUL SAI-5

         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005
                     (In Thousands, Except Unit Value Data)

                                  FUND ACCOUNTS

                                USAA LIFE   USAA LIFE    USAA LIFE     USAA       USAA     VANGUARD      VANGUARD     VANGUARD
                                GROWTH AND  AGGRESSIVE     WORLD    DIVERSIFIED   LIFE    DIVERSIFIED     EQUITY      MID-CAP
                                  INCOME      GROWTH      GROWTH      ASSETS     INCOME     VALUE          INDEX       INDEX
ASSETS:
Investments at
  fair value                      $ 1,309     $ 1,622      $ 467      $ 1,103       $ 605       $ 820       $ 2,398     1,455
                                ----------  ----------   --------   ----------  ----------   ---------   ----------- ---------
                                ----------  ----------   --------   ----------  ----------   ---------   ----------- ---------
Total Assets                      $ 1,309     $ 1,622      $ 467      $ 1,103       $ 605       $ 820       $ 2,398   $ 1,455
                                ==========  ==========   ========   ==========  ==========   =========   =========== =========
Total Net assets attributable
     to policyowners' reserves    $ 1,309     $ 1,622      $ 467      $ 1,103       $ 605       $ 820       $ 2,398   $ 1,455
                                ==========  ==========   ========   ==========  ==========   =========   =========== =========
  Units outstanding
  (accumulation)                       49          88         20           42          32          62           206        96
                                ==========  ==========   ========   ==========  ==========   =========   =========== =========
   Unit value
  (accumulation)                 $ 26.492    $ 18.483     22.923     $ 26.337    $ 18.676    $ 13.209      $ 11.661  $ 15.094
                                ==========  ==========   ========   ==========  ==========   =========   =========== =========
See accompanying Notes to Financial Statements.

                                   VUL SAI-6

         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 2005
                     (In Thousands, Except Unit Value Data)
                                 Fund Accounts

VANGUARD                                                                            FIDELITY VIP
  SMALL                 VANGUARD   VANGUARD    VANGUARD     FIDELITY      FIDELITY    DYNAMIC     SCUDDER      ALGER
 COMPANY    VANGUARD      REIT    HIGH YIELD     MONEY        VIP        VIP EQUITY   CAPITAL     CAPITAL    AMERICAN
 GROWTH  INTERNATIONAL   INDEX      BOND         MARKET   CONTRAFUND(R)    INCOME   APPRECIATION  GROWTH      GROWTH

$ 1,260     $ 1,078     $ 1,091        $ 553      $ 744      $ 951           $ 442          $ 5       $ 730     $ 1,468
--------   ---------  ----------   ----------  ---------   --------      ---------   ----------  ----------    --------
$ 1,260     $ 1,078     $ 1,091        $ 553      $ 744      $ 951           $ 442          $ 5       $ 730     $ 1,468
========   =========  ==========   ==========  =========   ========      =========   ==========  ==========    ========
--------   ---------  ----------   ----------  ---------   --------      ---------   ----------  ----------    --------
$ 1,260     $ 1,078     $ 1,091        $ 553      $ 744      $ 951           $ 442          $ 5       $ 730     $ 1,468
========   =========  ==========   ==========  =========   ========      =========   ==========  ==========    ========
     92          83          50           44        534         65              38            1          30          54
========   =========  ==========   ==========  =========   ========      =========   ==========  ==========    ========
 13.630    $ 13.043    $ 21.756     $ 12.675    $ 1.394   $ 14.521        $ 11.693     $ 11.751    $ 24.098    $ 27.367
========   =========  ==========   ==========  =========   ========     =========== =========== ============  ==========

See accompanying Notes to Financial Statements.
                                   VUL SAI-7

         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 2005
                                 (In Thousands)
                                  FUND ACCOUNTS

                                       USAA LIFE   USAA LIFE   USAA LIFE     USAA LIFE      USAA
                                      GROWTH AND   AGGRESSIVE    WORLD      DIVERSIFIED     LIFE
                                        INCOME       GROWTH     GROWTH                     INCOME
                                    ----------------------------------------------------------------
NET INVESTMENT INCOME (LOSS):
 Income
  Dividends from investments                $ 12         $ 1        $ -         $ 22        $ 26
                                       ----------  ----------  ---------   ----------  ----------
Expenses
  Mortality and expense risk charge            9          11          3            8           4
                                       ----------  ----------  ---------   ----------  ----------
   Net investment income (loss)                3         (10)        (3)          14          22
                                       ----------  ----------  ---------   ----------  ----------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on sale of
  investments                                  2          10         21            6           -
 Capital gains distributions                  98           -         26            -           -
                                       ----------  ----------  ---------   ----------  ----------
 Net realized gain                           100          10         47            6           -
 Change in net unrealized appreciation/
 (depreciation)                              (24)         94        (13)          22         (13)
                                       ----------  ----------  ---------   ----------  ----------
 Net realized and unrealized
 gain (loss) on investments                   76         104         34           28         (13)
                                       ----------  ----------  ---------   ----------  ----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                   $ 79        $ 94       $ 31         $ 42         $ 9
                                       ==========  ==========  =========   ==========  ==========

                                   VUL SAI-8

                                     VANGUARD      FIDELITY VIP    FIDELITY VIP     FIDELITY VIP      SCUDDER
                                    MONEY MARKET   CONTRAFUND(R)   EQUITY-INCOME   DYNAMIC CAPITAL    CAPITAL
                                                                                    APPRECIATION       GROWTH
                                    -------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS):
 Income
  Dividends from investments              $ 25             $ 1             $ 6              $ -             $ 6
                                    -------------  --------------   -----------    -------------    -----------
 Expenses
  Mortality and expense risk charge          6               5               3                -               5
                                    -------------  --------------   -----------    -------------    -----------
   Net investment income (loss)             19              (4)              3                -               1
                                    -------------  --------------   -----------    -------------    -----------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of
investments                                  -              30               4                4             (16)
Capital gains distributions                  -               -              12                -               -
                                    -------------  --------------   -----------    -------------     -----------
Net realized gain (loss)                     -              30              16                4             (16)
Change in net unrealized appreciation/
(depreciation)                               -              82               3               (8)             69
                                    -------------  --------------   -----------    -------------     ------------
Net realized and unrealized
gain (loss) on investments                   -             112              19               (4)             53
                                    -------------  --------------   -----------    -------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                 $ 19           $ 108            $ 22             $ (4)           $ 54
                                    =============  ==============   ===========    =============      ============

See accompanying Notes to Financial Statements.
                                   VUL SAI-9

         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 2005
                                 (In Thousands)
                                 FUND ACCOUNTS

  VANGUARD   VANGUARD    VANGUARD    VANGUARD                   VANGUARD   VANGUARD
DIVERSIFIED   EQUITY     MID-CAP   SMALL COMPANY   VANGUARD       REIT    HIGH YEILD
   VALUE       INDEX      INDEX       GROWTH    INTERNATIONAL     INDEX      BOND
------------------------------------------------------------------------------------
     $ 9         $ 41        $ 11         $ -        $ 11         $ 24        $ 31
---------   ----------  ----------   ---------  ----------     ---------   ---------
---------   ----------  ----------   ---------  ----------     ---------   ---------

       6           17           9           8           6            7           4
---------   ----------  ----------   ---------  ----------     ---------   ---------
       3           24           2          (8)          5           17          27
---------   ----------  ----------   ---------  ----------     ---------   ---------
      40          (56)         31          29          22           46           4
       -           95           -          52           -           53           -
---------   ----------  ----------   ---------  ----------     ---------   ---------
      40           39          31          81          22           99           4

       4           30         127          (3)        113          (10)        (20)
---------   ----------  ----------   ---------  ----------     ---------   ---------
      44           69         158          78         135           89         (16)
---------   ----------  ----------   ---------  ----------     ---------   ---------
    $ 47         $ 93       $ 160        $ 70       $ 140        $ 106        $ 11
=========   ==========  ==========   =========  ==========     =========   =========

  ALGER
AMERICAN
 GROWTH
----------
    $ 3
----------
     10
----------
     (7)
----------
    (55)
      -
----------
----------
    (55)
    207
----------
    152
----------
----------
  $ 145
==========

See accompanying Notes to Financial Statements.
                                   VUL SAI-10

         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                       STATEMENTS OF CHANGES IN NET ASSETS
                 For the Years Ended December 31, 2005 and 2004
                                 (In Thousands)
                                  FUND ACCOUNTS

                                       USAA LIFE          USAA LIFE         USAA LIFE            USAA LIFE
                                      GROWTH AND         AGGRESSIVE           WORLD             DIVERSIFIED
                                        INCOME             GROWTH            GROWTH                ASSETS
                                  ------------------    --------------  ------------------  -------------------
                                     2005    2004       2005     2004     2005     2004        2005    2004
                                  ------------------    --------------  ------------------  -------------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
 Net investment income (loss)         $ 3     $ -      $ (10)   $ (10)   $ (3)      $ 1        $ 14    $ 10
 Net realized gain (loss)             100     (21)        10      (58)     47        (2)          6       -
 Change in net unrealized
 appreciation/(depreciation)          (24)    122         94      225     (13)       64          22      58
                                  -----------------     --------------  ------------------  -------------------
 Net increase in net assets
 resulting from operations             79     101         94      157      31        63          42      68
                                  -----------------     --------------  ------------------- -------------------
 POLICY TRANSACTIONS:
 Purchases and transfers in           219     213        287      225     132       119         188     129
 Monthly deduction charges            (67)    (58)       (81)     (73)    (21)      (17)        (46)    (38)
 Policy benefits, terminations, and
  other redemptions                     1     (91)      (109)    (126)   (133)      (14)        (62)      -
                                  -----------------     --------------  -------------------  ------------------
 Net increase (decrease) in net assets
 from policy transactions             153      64         97       26     (22)       88          80      91
                                  -----------------     --------------  -------------------  -------------------
Net increase in net assets            232     165        191      183       9       151         122     159

NET ASSETS:
 Beginning of period                1,077     912      1,431    1,248     458       307         981     822
                                  -----------------     --------------  -------------------  -------------------
 End of period                    $ 1,309 $ 1,077    $ 1,622  $ 1,431   $ 467     $ 458     $ 1,103   $ 981
                                  =================     ==============  ===================  ===================
 UNITS ISSUED AND REDEEMED
 Beginning balance                     43      41         82       81      21        17          39      35
 Units issued                          12      12         26       23       8         7          10       7
 Units redeemed                        (6)    (10)       (20)     (22)     (9)       (3)         (7)     (3)
                                  -----------------     --------------  -------------------  -------------------
 Ending balance                        49      43         88       82      20        21          42      39
                                  =================     ==============  ===================  ===================

                                     VANGUARD             VANGUARD            VANGUARD              FIDELITY
                                    REIT INDEX           HIGH YIELD         MONEY MARKET               VIP
                                                             BOND                                  CONTRAFUND(R)
                                  -----------------     --------------  --------------------  -------------------
                                    2005    2004        2005      2004     2005      2004        2005      2004
                                  -----------------     --------------  --------------------  -------------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
 Net investment income (loss)       $ 17    $ 12        $ 27      $ 24     $ 19       $ 5        $ (4)     $ (1)
 Net realized gain (loss)             99      56           4         7        -         -          30        25
 Change in net unrealized
 appreciation/(depreciation)         (10)    104         (20)       (1)       -         -          82        26
                                  -----------------     --------------  --------------------- -------------------
 Net increase (decrease) in net assets
 resulting from operations           106     172          11        30       19         5         108        50
                                  -----------------     --------------  --------------------- -------------------
POLICY TRANSACTIONS:
 Purchases and transfers in          332     311         164       133      852     1,098         488       320
 Monthly deduction charges           (57)    (45)        (22)      (19)     (48)      (55)        (40)      (26)
 Policy benefits, terminations, and
  other redemptions                  (75)   (143)        (15)     (106)    (913)     (931)        (73)     (103)
                                  -----------------     --------------- --------------------- -------------------
 Net increase/(decrease) in net assets
 from policy transactions            200     123         127         8     (109)      112         375       191
                                  -----------------     --------------- --------------------- --------------------
 Net increase (decrease)
  in net assets                      306     295         138        38      (90)      117         483       241

NET ASSETS:
 Beginning of period                 785     490         415       377      834       717         468       227
                                  -----------------     --------------- --------------------- --------------------
 End of period                   $ 1,091   $ 785       $ 553     $ 415    $ 744     $ 834       $ 951     $ 468
                                  =================     =============== ===================== ====================
 UNITS ISSUED AND REDEEMED
 Beginning balance                    40      32          33        33      612       530          37        21
 Units issued                         20      22          16        13      803     1,068          41        30
 Units redeemed                      (10)    (14)         (5)      (13)    (881)     (986)        (13)      (14)
                                  -----------------     --------------- --------------------- --------------------
 Ending balance                       50      40          44        33      534       612          65        37
                                  =================     =============== ===================== ====================

See accompanying Notes to Financial Statements.
                                   VUL SAI-11

         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                       STATEMENTS OF CHANGES IN NET ASSETS
                 For the Years Ended December 31, 2005 and 2004
                                 (In Thousands)
                                 FUND ACCOUNTS

     USAA LIFE           VANGUARD         VANGUARD EQUITY    VANGUARD MID-CAP     VANGUARD SMALL         VANGUARD
       INCOME        DIVERSIFIED VALUE         INDEX               INDEX          COMPANY GROWTH       INTERNATIONAL
-------------------  ------------------  -----------------   -----------------  ------------------  -----------------
  2005      2004       2005    2004        2005    2004       2005     2004       2005     2004       2005    2004
-------------------  -----------------   -----------------   -----------------  ------------------  -----------------
  $ 22      $ 22        $ 3     $ 3        $ 24    $ 10        $ 2      $ -       $ (8)    $ (6)       $ 5     $ 2
     -         -         40      18          39     (16)        31       32         81       61         22       -
   (13)       (8)         4      56          30     196        127      114         (3)      70        113      96
-------------------  -----------------   -----------------   -----------------  ------------------  -----------------
     9        14         47      77          93     190        160      146         70      125        140      98
-------------------  -----------------   -----------------   -----------------  ------------------  -----------------
   150       128        325     315         437     456        396      436        251      437        327     316
   (41)      (31)       (32)    (18)        (97)    (83)       (50)     (36)       (57)     (50)       (38)    (26)
   (15)      (58)       (90)   (106)       (220)   (180)       (36)    (119)       (23)    (259)       (46)   (106)
-------------------  -----------------   -----------------   -----------------  ------------------  -----------------
    94        39        203     191         120     193        310      281        171      128        243     184
-------------------  -----------------   -----------------   -----------------  ------------------  -----------------
   103        53        250     268         213     383        470      427        241      253        383     282
   502       449        570     302       2,185   1,802        985      558      1,019      766        695     413
-------------------  -----------------   -----------------   -----------------  ------------------  -----------------
 $ 605     $ 502      $ 820   $ 570     $ 2,398 $ 2,185    $ 1,455    $ 985    $ 1,260  $ 1,019    $ 1,078   $ 695
===================  =================   =================   =================  ==================  =================
    27        25         46      29         195     177         74       50         79       68         61      43
    12         9         30      30          54      55         33       42         33       47         36      36
    (7)       (7)       (14)    (13)        (43)    (37)       (11)     (18)       (20)     (36)       (14)    (18)
-------------------  -----------------   -----------------   -----------------  ------------------  -----------------
    32        27         62      46         206     195         96       74         92       79         83      61
===================  =================   =================   =================  ==================  =================

   FIDELITY VIP        FIDELITY VIP
  EQUITY-INCOME       DYNAMIC CAPITAL         SCUDDER              ALGER
                       APPRECIATION       CAPITAL GROWTH       AMERICAN GROWTH
-------------------  -----------------   -----------------   -----------------
  2005     2004       2005      2004       2005     2004       2005     2004
-------------------  -----------------   -----------------   -----------------
   $ 3      $ 2        $ -     $ (1)        $ 1    $ (1)      $ (7)   $ (10)
    16        4          4        3         (16)    (35)       (55)    (162)
     3       29         (8)      (1)         69      83        207      233
-------------------  -----------------   -----------------   -----------------
    22       35         (4)       1          54      47        145       61
-------------------  -----------------   -----------------   -----------------
   104      111         31       62          70      84        141      216
   (21)     (18)        (2)      (7)        (32)    (36)       (66)     (72)
   (13)     (21)      (129)     (25)        (45)    (69)      (141)    (171)
-------------------  -----------------   -----------------   -----------------
    70       72       (100)      30          (7)    (21)       (66)     (27)
-------------------  -----------------   -----------------   -----------------
    92      107       (104)      31          47      26         79       34
   350      243        109       78         683     657      1,389    1,355
-------------------  -----------------   -----------------   -----------------
 $ 442    $ 350        $ 5    $ 109       $ 730   $ 683    $ 1,468  $ 1,389
===================  =================   =================   =================
    31       24         11        8          31      32         56       58
    11       13          4        8           5       6         16       16
    (4)      (6)       (14)      (5)         (6)     (7)       (18)     (18)
-------------------  -----------------   -----------------   -----------------
    38       31          1       11          30      31         54       56
===================  =================   =================   =================

See accompanying Notes to Financial Statements.
                                   VUL SAI-12

                       LIFE INSURANCE SEPARATE ACCOUNT OF
                           USAA LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

1) ORGANIZATION The Life Insurance Separate Account of USAA Life Insurance Company (Life Insurance Separate Account) is registered under the Investment Company Act of 1940, as amended, as a segregated unit investment account of USAA Life Insurance Company (USAA Life), a subsidiary of the United Services Automobile Association (USAA). Under the terms of the registration, the Life Insurance Separate Account is authorized to issue an unlimited number of units. Units of the Life Insurance Separate Account are sold only in connection with a Variable Universal Life Policy issued by USAA Life. Under applicable insurance law, the assets and liabilities of the Life Insurance Separate Account are clearly identified and distinguished from USAA Life. The Life Insurance Separate Account cannot be charged with liabilities arising out of any other business of USAA Life.

The Life Insurance Separate Account is divided into 18 variable fund accounts, which are invested in shares of a designated portfolio of the USAA Life Investment Trust, Vanguard(R) Variable Insurance Fund (VVIF), Fidelity(R) Variable Insurance Products (FVIP), Scudder Variable Series I (SVS I), or the Alger American Fund as follows:

FUND ACCOUNT                                MUTUAL FUND INVESTMENT

USAA Life Growth and Income                USAA Life Growth and Income Fund
USAA Life Aggressive Growth                USAA Life Aggressive Growth Fund
USAA Life World Growth                     USAA Life World Growth Fund
USAA Life Diversified Assets               USAA Life Diversified Assets Fund
USAA Life Income                           USAA Life Income Fund
Vanguard Diversified Value                 VVIF Diversified Value Portfolio
Vanguard Equity Index                      VVIF Equity Index Portfolio
Vanguard Mid-Cap Index                     VVIF Mid-Cap Index Portfolio
Vanguard Small Company Growth              VVIF Small Company Growth Portfolio
Vanguard International                     VVIF International Portfolio
Vanguard REIT Index                        VVIF REIT Index Portfolio
Vanguard High Yield Bond                   VVIF High Yield Bond Portfolio
Vanguard Money Market                      VVIF Money Market Portfolio
Fidelity VIP Contrafund(R)                 FVIP Contrafund(R) Portfolio,
                                            Initial Class
Fidelity VIP Equity-Income                 FVIP Equity-Income Portfolio,
                                            Initial Class
Fidelity VIP Dynamic Capital Apprecia      FVIP Dynamic Capital Appreciation
                                            Portfolio,Initial Class

Scudder Capital Growth*                    SVS I Capital Growth Portfolio,
                                            Class A shares
Alger American Growth                      Alger American Growth Portfolio

* Effective February 6, 2006, Scudder Investments changed their name to DWS Scudder and the Scudder Funds were renamed DWS Funds.

2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
Investments in mutual fund securities are carried in the Statements of Assets and Liabilities at net asset value as reported by the corresponding mutual fund, which values their securities at fair value. Gains or losses on securities transactions are determined on the basis of the first-in first-out (FIFO) cost method. Security transactions are recorded on the trade date. Dividend income, if any, is recorded on ex-dividend date.

DISTRIBUTIONS
The net investment income (loss) and realized capital gains of the Life Insurance Separate Account are not distributed, but instead are retained and reinvested for the benefit of unit owners.

                                   VUL SAI-13

FEDERAL INCOME TAX
Operations of the Life Insurance Separate Account are included in the federal income tax return of USAA Life, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, USAA Life does not expect to incur federal income taxes on the earnings of the Life Insurance Separate Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Life Insurance Separate Account for federal income taxes. USAA Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

USE OF ESTIMATES
The preparation of the financial statements conforms to U.S. general accepted accounting principles. The preparation of financial statements in conformity with U.S. genearlly accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3)  EXPENSES AND RELATED PARTY TRANSACTIONS
During the year ended December 31, 2005, advisory and administrative fees of approximately $692,000 were paid or payable to USAA Investment Management Company (USAA IMCO) by the funds of the USAA Life Investment Trust (the Trust). USAA IMCO is indirectly wholly owned by USAA. The Funds' advisory fees are computed at an annualized rate of .50% of the monthly average net assets of the USAA Life Aggressive Growth Fund, .35% of the monthly average net assets of the USAA Life World Growth Fund, and .20% of the monthly average net assets for each of the other Funds of the Trust for each calendar month. The funds are an investment option for both the Variable Universal Life Policy and the Flexible Premium Deferred Combination Fixed and Variable Annuity Contract sold by USAA Life. Administrative fees are based on USAA IMCO's estimated time incurred to provide such services.

A mortality and expense risk charge is deducted by USAA Life from the Life Insurance Separate Account on a daily basis, which is equal, on an annual basis, to 0.75% of the daily net assets of each variable fund account. The mortality risk assumed is that insureds may live for a shorter period of time than estimated. Thus, a greater amount of death benefits than expected will be payable. The expense risk assumed by USAA Life is that the costs of administering the policies and the Life Insurance Separate Account may exceed the amount recovered from the policy maintenance and administration expense charges. The mortality and expense risk charge is guaranteed by USAA Life and cannot be increased. During the year ended December 31, 2005, the total mortality and expense charge was $122,000.

The following expenses are charged to reimburse USAA Life for the expenses it incurs in the establishment and maintenance of the Policies and each variable fund account. On the policy's effective date, and each monthly anniversary thereafter, certain monthly charges will be deducted by USAA Life through a redemption of units from the cash value of the policy. The monthly deduction will include cost of insurance charges, which includes charges for any optional insurance benefits provided by rider, an administrative charge of $10 during the first twelve policy months, and a recurring maintenance charge of $5. Total charges deducted during the current year were approximately $818,000.

A transfer charge of $25 will be deducted for each value transfer between variable fund accounts in excess of six per Policy Year. For each partial surrender of cash value, a charge equal to the lesser of $25 or 2% of the amount withdrawn will be deducted. This charge is also referred to as an "administrative processing fee." For full surrenders, the amount of the surrender charge will equal a percentage of the Annual Target Premium Payment specified in the policy. The number of years the policy has been in force at the time of surrender determines the applicable percentage.

A 3% premium charge is deducted from the policyholder's premium to compensate USAA Life for sales charges and taxes. The charge will be deducted from the policyholder's premium payments until the policyholder's gross amount of premium payments received exceeds the sum of the policyholder's Annual Target Premium payments payable over 10 years.

                                   VUL SAI-13

         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
                                DECEMBER 31, 2005

4)  INVESTMENTS
The following table shows the number of shares owned, aggregate cost, net asset value per share and fair value of each variable fund account's investment at December 31, 2005 in each corresponding mutual fund shown in Note 1. The table also summarizes purchases and sales activity in each corresponding mutual fund for the yearn ended December 31, 2005.

                                                               CORRESPONDING MUTUAL FUND INVESTMENT

                                                   AS OF DECEMBER 31, 2005                 FOR THE YEAR ENDED
                                                                                            DECEMBER 31, 2005
                                  ------------------------------------------------------ ------------------------------
    VARIABLE FUND ACCOUNT         NUMBER OF    AGGREGATE      NET ASSET
                                   SHARES        COST         VALUE PER    FAIR VALUE     PURCHASES       SALES
                                   (000)        (000)           SHARE         (000)         (000)         (000)
-----------------------------------------------------------------------------------------------------------------------
USAA Life Growth and Income          78        $ 1,155       $ 16.80       $ 1,309         $ 215           $ 70
USAA Life Aggressive Growth          93          1,261         17.49         1,622           280            194
USAA Life World Growth               34            395         13.91           467           131            156
USAA Life Diversified Assets         82            972         13.52         1,103           187            114
USAA Life Income                     58            595         10.38           605           147             58
Vanguard Diversified Value           57            724         14.37           820           324            127
Vanguard Equity Index                86          2,210         27.87         2,398           429            325
Vanguard Mid-Cap Index               79          1,119         18.35         1,455           393             92
Vanguard Small Company Growth        64          1,083         19.61         1,260           248             84
Vanguard International               62            828         17.37         1,078           325             88
Vanguard REIT Index                  54            909         20.26         1,091           328            135
Vanguard High Yield Bond             64            544          8.59           553           162             38
Vanguard Money Market               744            744          1.00           744           850            964
Fidelity VIP Contrafund(R)           31            804         31.03           951           485            115
Fidelity VIP Equity-Income           17            372         25.49           442           104             37
Fidelity VIP Dynamic Capital
   Appreciation                       1              4          8.71             5            31            132
Scudder Capital Growth               43            627         16.90           730            69             81
Alger American Growth                37          1,220         39.25         1,468           137            213

                                   VUL SAI-14

         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
                                December 31, 2005

5) FINANCIAL HIGHLIGHTS
A summary of unit values and units outstanding for variable annuity contracts and the expense ratios, excluding expenses of the underlying funds, for each period is as follows:
                                     FUND ACCOUNTS

                                           USAA LIFE GROWTH AND INCOME

                                             Years Ended December 31,
                              2005        2004        2003          2002          2001
                        -----------  ---------- -----------  ------------  ------------
At end of period:
Accumulation units(000)         49          43          41            32            26
Accumulation unit value   $ 26,492   $  24.8$3    $  22.52      $ 17.450    $   22.397
Net assets (000)          $  1,309   $   1,077    $    912      $    564    $      581
Ratio of investment income
  to average net assets(c)    1.03%       0.74%       1.35%          N/A           N/A
Ratio of expenses to
  average net assets (d)      0.75%       0.75%       0.75%         0.75%         0.75%
Total return (g)              6.20%       9.76%      28.30%       -22.47%        -6.96%

                                            USAA LIFE DIVERSIFIED ASSETS
                                              Years Ended December 31,
                            2005        2004        2003         2002          2001
                        -----------  ---------- -----------  ------------  ------------
At end of period:
Accumulation units(000)       42          39          35           29            24
Accumulation un$t value $ 26,337    $ 25.348    $ 23.537     $ 19.612      $ 22.295
Net assets (000$        $  1,103    $    981    $    822     $    575      $    537
Ratio of investment income
 to average net assets(c)   2.15%       1.93%       3.21%         N/A           N/A
Ratio of expenses to
 average net assets (d)     0.75%       0.75%       0.75%        0.75%         0.75%
Total return (g) (f)        3.51%       7.21%      19.40%      -12.42%        12.08%

                                          VANGUARD EQUITY INDEX
                                         Years Ended December 31,
                            2005        2004        2003         2002         2001(b)
                        -----------  ---------- -----------  ------------  ----------
At end of period:
Accumulation units(000)      206         195         177          145           125
Accumulation un$t value $ 11.661    $ 11.211    $ 10.195      $ 7.995      $ 10.342
Net assets (000)$       $  2,398    $  2,185    $  1,802      $ 1,162      $  1,291
Ratio of investment income
  to average net assets(c)  1.78%       1.26%       1.36%         N/A           N/A
Ratio of expenses to
  average net assets(d)     0.75%       0.75%       0.75%        0.75%         0.75%
Total return (g) (f)        3.53%       9.37%      26.67%      -23.11%       -13.05%

                                          VANGUARD INTERNATIONAL
                                         Years Ended December 31,
                           2005          2004        2003         2002         2001(b)
                        -----------  ---------- -----------  ------------  ----------
At end of period:
Accumulation units (0083       83          61          43           31           22
Accumulation unit value $  13.043    $ 11.299    $  9.533     $  7.121     $  8.671
Net assets (000$        $   1,078    $    695    $    413     $    224     $    193
Ratio of investment income
 to average net assets (c)   1.24%       1.07%       1.23%         N/A          N/A
Ratio of expenses to
 average net assets (d)      0.75%       0.75%       0.75%         0.75%       0.75%
Total return (g) (f)        14.90%      17.82%      32.84%       -18.40%     -20.73%

                                   VUL SAI-15

         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
                               December 31, 2005
                                 Fund Accounts

                 USAA LIFE AGGRESSIVE GROWTH                                     USAA LIFE WORLD GROWTH
-----------------------------------------------------------     ----------------------------------------------------------
                 Years Ended December 31,                                       Years Ended December 31,
    2005         2004        2003        2002       2001            2005        2004        2003        2002        2001
------------ ----------- ----------- ----------- ----------     ----------  ----------  ----------  ---------- -----------
      88          82          81          67          56              20          21          17          15          13
$ 18.483     $17.395     $15.425     $11.837     $17.215        $ 22.923     $21.339    $ 18.198    $ 14.273    $ 16.988
$  1,622     $ 1,431     $ 1,248     $   796     $   968        $    467     $   458    $    307    $    211    $    228

    0.07%       0.00%       0.00%        N/A         N/A            0.00%       1.22%       1.11%        N/A         N/A

    0.75%       0.75%       0.75%       0.75%       0.75%           0.75%       0.75%       0.75%       0.75%       0.75%
    5.91%      12.32%      29.71%     -31.50%     -24.22%           6.96%      16.65%      26.66%     -16.44%     -18.11%

                     USAA LIFE INCOME                                                VANGUARD DIVERSIFIED VALUE
-----------------------------------------------------------     ----------------------------------------------------------
                  Years Ended December 31,                                            Years Ended December 31,
   2005         2004         2003        2002       2001           2005        2004        2003        2002        2001(a)
------------ ----------- ----------- ----------- ----------     ----------  ----------  ----------  ---------- -----------
     32           27           25          18         17             62          46          29          17           6
$18.676      $18.375      $17.817     $17.110    $15.969        $13.209     $12.366     $10.343     $ 7.948     $  9.337
$   605      $   502      $   449     $   302    $   277        $   820     $   570     $   302     $   133     $     60

   4.56%        5.41%        4.29%        N/A        N/A           1.26%       1.63%       2.21%        N/A          N/A

   0.75%        0.75%        0.75%       0.75%      0.75%          0.75%       0.75%       0.75%       0.75%        0.75%
   1.17%        2.60%        3.57%       6.64%      5.92%          6.31%      18.85%      29.17%     -15.42%       -6.98%

                    VANGUARD MID-CAP INDEX                                        VANGUARD SMALL COMPANY GROWTH
-----------------------------------------------------------     ----------------------------------------------------------
                    Years Ended December 31,                                         Years Ended December 31,
   2005         2004        2003        2002        2001(a)        2005        2004        2003        2002        2001(b)
------------ ----------- ----------- ----------- ----------     ----------  ----------  ----------  ---------- -----------
     96           74          50          33           9             92          79          68          47          35
$15.094      $13.342     $11.173     $ 8.397     $ 9.912        $13.630     $12.923     $11.293     $ 8.065     $10.696
$ 1,455      $   985     $   558     $   274     $    91        $ 1,260     $ 1,019     $   766     $   376     $   379

   0.88%        0.75%       0.67%        N/A         N/A           0.00%       0.08%       0.02%        N/A         N/A

   0.75%        0.75%       0.75%       0.75%       0.75%(e)       0.75%       0.75%       0.75%       0.75%       0.75%
  12.64%       18.75%      32.12%     -15.79%      -1.25%          5.11%      13.97%      39.31%     -24.93%       6.11%

                      VANGUARD REIT INDEX                                           VANGUARD HIGH YIELD BOND
-----------------------------------------------------------     ----------------------------------------------------------
                    Years Ended December 31,                                         Years Ended December 31,
    2005         2004        2003        2002      2001(a)          2005        2004        2003        2002        2001(a)
------------ ----------- ----------- ----------- ----------     ----------  ----------  ----------  ---------- -----------
      50           40          32          21        10               44          33          33          23          10
$ 21.756     $ 19.600     $15.131     $11.252   $10.950         $ 12.675     $12.428    $ 11.538     $ 9.947    $  9.870
$  1,091     $    785     $   490     $   240   $   109         $    553     $   415    $    377     $   230    $    103

    2.51%        2.55%       3.30%        N/A       N/A             6.32%       6.92%       5.88%        N/A         N/A

    0.75%        0.75%       0.75%       0.75%     0.75%(e)         0.75%       0.75%       0.75%       0.75%       0.75%
   10.67%       29.03%      33.78%       2.27%     9.13%            1.49%       7.12%      15.29%       0.22%      -1.67%


(a) Variable fund accounts commenced operations May 1, 2001 with an initial accumulation unit value of $10.00 per unit.
(b)On May 1, 2001, USAA Life substituted shares of the VVIF Equity Index Portfolio for shares of the Deutsche VIT Equity 500 Index Fund, shares of the VVIF Small Company Growth Portfolio for shares of the Deutsche VIT Small Cap Index Fund, shares of the VVIF International Portfolio for shares of the Deutsche VIT EAFEa Equity Index Fund and the USAA Life International Fund, and shares of the VVIF Money Market Fund Portfolio for shares of the USAA Life Money Market Fund. The operations of the predecessor funds prior to May 1, 2001 are included in the accompanying financial statements. Each fund substitution was a non-taxable event for policyholders and did not affect total assets. The policyholders' accumulated value did not change as a result of the substitution.
(c)These amounts represent the dividends, excluding distributions of capital gains, received by the fund account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund accounts invest. Accordingly, significant changes in the net assets of the fund account my cause the Investment Income ratio to be higher or lower than if the net assets had been constant.
(d)The information is based on actual expenses to the policyowner for the period, excluding the expenses of the underlying fund, and charges made directly to policyowner accounts through the redemption of units.
(e)Annualized. The ratio is not necessarily indicative of 12 months of operations.
(f)Not annualized for periods less than one year.
(g)The Accumulation Unit Value (AUV) total return figures are computed in accordance with a formula prescribed by the Securities and Exchange Commission, which includes deduction of policy charges.

                                   VUL SAI-16

         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
                                December 31, 2005
                                  FUND ACCOUNTS

                                             VANGUARD MONEY MARKET
                                            Years Ended December 31,
                            2005        2004       2003        2002        2001 (b)
                         ----------- ----------- ----------  ----------  ----------
At end of period:
Accumulation units(000)      534         612        530         881       1,016
Accumulation un$t value  $ 1.394     $ 1.361     $1.354      $1.351      $1.338
Net assets (000)         $   744     $   834     $  717      $1,190      $1,360
Ratio of investment income
 to average net assets(c)   3.11%       1.27%      1.01%        N/A         N/A
Ratio of expenses to
 average net assets(d)      0.75%       0.75%      0.75%       0.75%       0.75%
Total return (g) (f)        1.87%      -0.07%     -0.33%       0.47%       2.94%

                                            FIDELITY VIP EQUITY-INCOME
                                              Years Ended December 31,
                            2005        2004        2003        2002        2001 (a)
                         ----------- ----------- ----------  ----------  ----------
At end of period:
Accumulation units (000)      38          31          24          23          10
Accumulation un$t value  $11.693     $11.128     $10.053     $ 7.771     $ 9.428
Net assets (000)         $   442     $   350     $   243     $   175     $    96
Ratio of investment income
 to average net assets(c)   1.47%       1.27%       1.78%        N/A         N/A
Ratio of expenses to
 average net assets(d)      0.75%       0.75%       0.75%       0.75%       0.75%(e)
Total return (g) (f)        4.51%       9.99%      28.35%     -18.10%      -6.09%


                                             SCUDDER CAPITAL GROWTH
                        -                   Years Ended December 31,
                             2005        2004       2003        2002        2001
                         ----------- ----------- ----------  ----------  ----------
At end of period:
Accumulation units(000)        30          31         32          22          27
Accumulation un$t value  $ 24.098     $22.283    $20.791     $16.508     $23.488
Net assets (000)         $    730     $   683    $   657     $   370     $   636
Ratio of investment income
 to average net assets(c)    0.98%       0.55%      0.39%        N/A         N/A
Ratio of expenses to
 average net assets(d)       0.75%       0.75%      0.75%       0.75%       0.75%
Total return (g)             7.60%       6.55%     25.09%     -30.10%     -20.28%

                                   VUL SAI-17

         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
                               December 31, 2005
                                 FUND ACCOUNTS
-------------------------------------------------------------------------------

                 FIDELITY VIP CONTRAFUND(R)
                  Years Ended December 31,
   2005         2004         2003        2002      2001 (a)
------------ ----------- ----------- ----------- ----------
     65           37           21          13         4
$14.521      $12.511     $ 10.916     $  8.561   $9.515
$   951      $   468     $    227     $    114   $   42

   0.22%        0.25%        0.40%         N/A       N/A

   0.75%        0.75%        0.75%        0.75%     0.75%(e)
  15.54%       13.96%       26.61%      -10.57%    -5.21%

           FIDELITY VIP DYNAMIC CAPITAL APPRECIATION
-----------------------------------------------------------
                   Years Ended December 31,
    2005         2004        2003        2002       2001(a)
------------ ----------- ----------- ----------- ----------
       1           11           8           5          1
$ 11.751     $  9.773     $ 9.710     $ 7.809     $ 8.465
$      5     $    109     $    78     $    37     $     7

    0.00%        0.00%       0.00%        N/A         N/A

    0.75%        0.75%       0.75%       0.75%       0.75%(e)
   19.54%       -0.06%      23.37%      -8.37%     -15.71%

                    ALGER AMERICAN GROWTH
                   Years Ended December 31,
    2005         2004        2003        2002       2001
------------ ----------- ----------- ----------- ----------
      54           56          58          47         45
$ 27.367      $ 24.611   $ 23.504    $ 17.521    $26.344
$  1,468      $  1,389   $  1,355    $    816    $ 1,193

    0.23%         0.00%      0.00%        N/A        N/A

    0.75%         0.75%      0.75%       0.75%      0.75%
   10.67%         4.12%     33.28%     -33.85%    -12.81%

(a) Variable fund accounts commenced operations May 1, 2001 with an initial accumulation unit value of $10.00 per unit.
(b) On May 1, 2001, USAA Life substituted shares of the VVIF Equity Index Portfolio for shares of the Deutsche VIT Equity 500 Index Fund, shares of the VVIF Small Company Growth Portfolio for shares of the Deutsche VIT Small Cap Index Fund, shares of the VVIF International Portfolio for shares of the Deutsche VIT EAFEa Equity Index Fund and the USAA Life International Fund, and shares of the VVIF Money Market Fund Portfolio for shares of the USAA Life Money Market Fund. The operations of the predecessor funds prior to May 1, 2001 are included in the accompanying financial statements. Each fund substitution was a non-taxable event for policyholders and did not affect total assets. The policyholders' accumulated value did not change as a result of the substitution.
(c) These amounts represent the dividends, excluding distributions of capital gains, received by the fund account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund accounts invest. Accordingly, significant changes in the net assets of the fund account my cause the Investment Income ratio to be higher or lower than if the net assets had been constant.
(d) The information is based on actual expenses to the policyowner for the period, excluding the expenses of the underlying fund, and charges made directly to policyowner accounts through the redemption of units.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(f) Not annualized for periods less than one year.
(g) The Accumulation Unit Value (AUV) total return figures are computed in accordance with a formula prescribed by the Securities and Exchange Commission, which includes deduction of policy charges.

                                   VUL SAI-18

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Board of Directors of USAA Life Insurance Company and Policyowners of the Life Insurance Separate Account of USAA Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the Life Insurance Separate Account of USAA Life Insurance Company (comprised of the USAA Life Growth and Income, the USAA Life Aggressive Growth, the USAA Life World Growth, the USAA Life Diversified Assets, the USAA Life Income, the Vanguard Diversified Value, the Vanguard Equity Index, the Vanguard Mid-Cap Index, the Vanguard Small Company Growth, the Vanguard International, the Vanguard REIT Index, the Vanguard High Yield Bond, the Vanguard Money Market, the Fidelity VIP Contrafund(R), the Fidelity VIP Equity-Income, the Fidelity VIP Dynamic Capital Appreciation, the Scudder Capital Growth, and the Alger American Growth fund accounts) (the "Separate Account") as of December 31, 2005, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through December 31, 2003, were audited by other auditors whose report, dated February 20, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Separate Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

                                  VUL SAI-19

In our opinion, the 2005 and 2004 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                            /s/ ERNST & YOUNG LLP

San Antonio, Texas
March 13, 2006

                                   VUL SAI-20

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors of USAA Life Insurance Company and Policyowners of the Life Insurance Separate Account of
   USAA Life Insurance Company:


We have audited the financial highlights presented in note 5 for each of the years in the three-year period ended December 31, 2003, for the 18 variable fund accounts available within the Life Insurance Separate Account of USAA Life Insurance Company: USAA Life Growth and Income, USAA Life Aggressive Growth, USAA Life World Growth, USAA Life Diversified Assets, USAA Life Income, Vanguard Diversified Value Portfolio, Vanguard Equity Index Portfolio, Vanguard Mid-Cap Index Portfolio, Vanguard Small Company Growth Portfolio, Vanguard International Portfolio, Vanguard REIT Index Portfolio, Vanguard High Yield Bond Portfolio, Vanguard Money Market Portfolio, Fidelity VIP II Contrafund(R) Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP II Dynamic Cap Appreciation Portfolio, Scudder Capital Growth Portfolio, and Alger American Growth Portfolio. The financial highlights are the responsibility of the Life Insurance Separate Account's management. Our responsibility is to express an opinion on the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts in the financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial highlights referred to above present fairly, in all material respects, the financial highlights within the Life Insurance Separate Account of USAA Life Insurance Company for each of the years in the three-year period ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.


                                                    /s/ KPMG LLP


San Antonio, Texas
February 20, 2004


                                   VUL SAI-21

                     USAA LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES
                     Consolidated Balance Sheets
                      December 31, 2005 and 2004
              (Dollars in Thousands, Except Share Data)


Assets                                                     2005          2004
Investments:
 Debt securities, at fair value
   (cost $9,180,825 and $8,775,072, respectively)     $ 9,330,884    9,132,806
 Equity securities, at fair value
   (cost $5,502 and $5,587, respectively)                   5,491        5,887
 Investment in affiliated real estate investment trust     42,248       33,666
 Mortgage loans                                             1,413        1,694
 Policy loans                                             137,531      133,482
   Total investments                                    9,517,567    9,307,535

Cash and cash equivalents                                 146,526     126,348
Premium balances receivable                                 6,105       5,344
Accounts receivable - affiliates                                -           3
Furniture and equipment                                     5,790       1,041
Securities lending collateral                             475,935     586,481
Accrued investment income                                 112,214     108,732
Deferred policy acquisition costs                         340,248     328,202
Deferred tax                                              143,494     134,964
Reinsurance recoverable                                 1,033,669     942,713
Other assets                                               31,661      26,557
Separate account assets                                   401,943     387,701
        Total assets                                 $ 12,215,152  11,955,621

Liabilities
Insurance reserves                                   $  2,251,413   1,999,825
Funds on deposit                                        7,740,431   7,711,431
Accounts payable and accrued expenses                      47,705      58,209
Accounts payable - affiliates                              34,801      30,398
Securities lending payable                                475,935     586,481
Other liabilities                                         162,888     158,749
Separate account liabilities                              401,943     387,701
        Total liabilities                              11,115,116  10,932,794

Stockholders' Equity
Preferred capital stock, $100 par value; 1,200,000 shares
    authorized; 800,000 shares issued and outstanding 80,000 80,000 Common capital stock, $100 par value; 30,000 shares
    authorized; 25,000 shares issued and outstanding        2,500       2,500
Additional paid-in capital                                 51,408      51,408
Accumulated other comprehensive income                      7,906      27,487
Retained earnings                                         958,222     861,432
        Total stockholders' equity                      1,100,036   1,022,827

        Total liabilities and stockholders' equity     12,215,152  11,955,621

See accompanying notes to consolidated financial statements.

                                   VUL SAI-22

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                        Consolidated Statements of Income
                  Years ended December 31, 2005, 2004, and 2003
                             (Dollars in Thousands)

                                       2005            2004            2003

Revenues
Premiums                         $   506,697         488,747         488,329
Investment income, net               540,453         506,379         475,822
Fees, sales, and loan income          16,728          18,103          21,697
Net realized investment gains            496           1,924           3,290
Commissions and expense allowane
  on reinsurance ceded                82,810          86,482          75,991
Considerations for supplementary
  contracts with life contingencies   30,064          35,481          16,124
Other revenues                         8,025           8,695           3,632

  Total revenues                   1,185,273       1,145,811       1,084,885

Benefits and expenses
Losses, benefits, and settlement
  expenses                           720,307         666,353         638,577
Policy acquisition costs              27,281          44,351          30,763
Dividends to policyholders            44,508          44,620          47,501
Other operating expenses             162,489         176,189         173,170

 Total benefits and expenses         954,585         931,513         890,011

 Income before income taxes          230,688         214,298         194,874

Income tax expense (benefit):
    Federal:
       Current                        76,758          95,928         121,116
       Deferred                        2,609         (20,442)        (55,325)
          Total federal               79,367          75,486          65,791
    State tax expense                  2,108           1,614           2,298
          Total income tax            81,475          77,100          68,089
                  Net incom   $      149,213         137,198         126,785

See accompanying notes to consolidated financial statements.

                                   VUL SAI-23

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                 Consolidated Statements of Stockholders' Equity
                  Years Ended December 31, 2005, 2004, and 2003
                             (Dollars in Thousands)

                                       2005            2004           2003

Capital
Preferred capital stock        $      80,000         80,000         80,000
Common capital stock                   2,500          2,500          2,500
Additional paid-in capital            51,408         51,408         51,408

        End of year                  133,908        133,908        133,908

Accumulated other comprehensive income,
  net of tax
Beginning of year                     27,487         51,242         48,474
Net unrealized gains and losses on
  available-for-sale securities,
  net of reclassification adjustments(19,581)       (23,755)         2,768

  End of year                          7,906         27,487         51,242

Retained earnings
Beginning of year                    861,432        776,037        702,155
Net income                           149,213        137,198        126,785
Dividends to stockholders            (52,423)       (51,803)       (52,903)

   End of year                       958,222        861,432        776,037

   Total stockholders' equity  $   1,100,036      1,022,827        961,187

Summary of comprehensive income
Net income                     $     149,213        137,198        126,785
Other comprehensive income,
   net of taxes                      (19,581)       (23,755)         2,768
Total comprehensive income     $     129,632        113,443        129,553

See accompanying notes to consolidated financial statements.

                                   VUL SAI-24

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                      Consolidated Statements of Cash Flows
                  Years ended December 31, 2005, 2004, and 2003
                             (Dollars in Thousands)

                                                              2005             2004           2003
Cash flows from operating activities:
Net income                                          $       149,213         137,198        126,785
Adjustments to reconcile net income to net
cash provided by operating activities:
  Net realized investment gains                                (496)         (1,924)        (3,290)
  Interest credited on policyholder deposits                337,524         315,581        299,328
  (Increase) decrease in deferred policy acquisition cost   (12,046)         11,078         (7,572)
  Depreciation and amortization                               4,064           9,842         12,963
  Deferred income tax expense (benefit)                       2,609         (20,442)       (55,325)
  (Increase) decrease in premium balances receivable           (761)              3           (457)
  (Increase) decrease in accounts receivable-affiliate            3              (3)           204
  (Increase) decrease in accrued investment income           (3,482)         (5,780)         3,737
  Increase in reinsurance recoverable and other assets      (99,171)       (127,678)      (144,097)
  Increase in insurance reserves                            252,260         226,458        212,677
  Increase (decrease) in accounts payable and
      accrued expense                                       (28,694)         13,114         (3,040)
  Increase (decrease) in accounts payable-affiliate           4,403          (1,213)        10,511
  Increase in other liabilities                              20,468          43,416          4,286
  Other                                                      (5,231)          3,352          5,135
     Net cash provided by operating activities              620,663         603,002        461,845

Cash flows from investing activities:
    Proceeds from sales and maturities of
        available-for-sale securities                     1,286,598       1,688,824      1,917,098
    Proceeds from principal collections on investments      344,741         213,294      1,223,139
    Purchases of available-for-sale securities           (2,047,705)     (2,476,959)    (3,856,802)
    Issuance of mortgage loans                                 (532)           (248)          (629)
            Net cash used in investing activities          (416,898)       (575,089)      (717,194)

Cash flows from financing activities:
    Deposits to funds on deposit                            371,409         393,737        533,932
    Withdrawals from funds on deposit                      (502,573)       (300,034)      (248,186)
    Dividends to stockholders                              m(52,423)        (51,803)       (52,903)
 Net cash provided by (used in) financing activities       (183,587)         41,900        232,843

        Net increase (decrease) in cash and cash
            equivalents                                      20,178          69,813        (22,506)
        Cash and cash equivalents at beginning of year      126,348          56,535         79,041
        Cash and cash equivalents at end of year         $  146,526         126,348         56,535

See accompanying notes to consolidated financial statements.

                                   VUL SAI-25

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                           DECEMBER 31, 2005 AND 2004

                   Notes to Consolidated Financial Statements
                    (Dollars in Thousands, Except Share Data)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) NATURE OF OPERATIONS

USAA Life Insurance Company (Life Company) is an indirect, wholly owned subsidiary of United Services Automobile Association (USAA). Life Company markets individual life insurance policies, annuity contracts, and individual accident and health policies to individuals eligible for membership in USAA. Life Company is licensed to do business in the District of Columbia and in all states, with the exception of New York. Life Company has a subsidiary company, USAA Life Insurance Company of New York (Life of New York), licensed to sell life and annuity contracts in that state. Life Company's other subsidiary business, USAA Life General Agency, Inc. (LGA), offers additional products of other insurance companies requested by USAA membership that are not sold by Life Company.

(b) BASIS OF PRESENTATION

The preparation of these consolidated financial statements conform to accounting principles generally accepted in the United State of America (GAAP), which differs from the statutory basis of accounting followed in reporting to insurance regulatory authorities. The consolidated financial statements include the accounts of Life Company and its subsidiaries (collectively, the Company). All significant intercompany balances and transactions have been eliminated in consolidation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities, at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Certain reclassifications of prior year amounts have been made to conform with the current year presentation.

The following is a description of the more significant accounting policies that the Company follows in preparing and presenting its consolidated financial statements.

(c) INVESTMENTS

All debt securities, including bonds, mortgage-backed securities, and redeemable preferred stocks are classified as available-for-sale and are carried at fair value with unrealized gains or losses (net of related deferred income taxes, certain insurance reserves, and deferred policy acquisition costs) reflected in stockholders' equity.

Debt securities, at amortized cost of approximately $160,089, and $161,373 were on deposit with various state governmental agencies at December 31, 2005 and 2004, respectively.

Mortgage-backed securities represent participating interests in pools of long term first mortgage loans originated and serviced by the issuers of the securities. Market interest rate fluctuations can affect the prepayment speed of principal and the yield on the securities. Prepayment

                                   VUL SAI-26

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements
                    (Dollars in Thousands, Except Share Data)

assumptions for mortgage-backed securities are obtained from a third party pricing service and are based on dealer surveys.

All equity securities, which include non-redeemable preferred stocks, are classified as available-for-sale. Equity securities are carried at fair value with unrealized gains or losses (net of related deferred income taxes, deferred policy acquisition costs, and certain insurance reserves) reflected in stockholders' equity.

Mortgage loans and policy loans are carried at their unpaid principal balances with interest rates ranging from 4.80% to 8.98% at December 31, 2005. Interest is recognized over the lives of the notes using the interest method. Mortgage loans are collateralized by shares in the One Towers Park Lane Cooperative Company.

The Company's investment in an affiliated Real Estate Investment Trust (REIT) is carried at its underlying equity.

Principal or interest payments on debt securities or loans are determined to be uncollectible when they are 90 days past due, and the amounts determined to be uncollectible are written off through the Statement of Income. Interest is not accrued on debt securities or loans for which principal or interest payments are determined to be uncollectible.

Realized gains and losses are included in net income based upon specific identification of the investment sold. The Company periodically reviews the value of debt and equity securities for other-than-temporary impairment. If a decline in the fair value of an individual security is deemed to be other-than-temporary, the difference between carrying value and fair value is charged to income as a realized investment loss. Amortization of bond premium or discount is calculated using the scientific (constant yield) interest method.

(d) CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of short-term highly liquid marketable securities with original maturities of less than three months at the time of purchase. At December 31, 2005 and 2004, cash includes $394 and $10, respectively, of separate account purchases awaiting reinvestment. These funds are restricted from the Company's use.

(e) FEDERAL INCOME TAXES

Life Company and its subsidiaries are included in the consolidated Federal income tax return filed by USAA. Taxes are allocated to the separate subsidiaries of USAA based upon a tax allocation agreement, whereby subsidiaries receive a current benefit to the extent their losses are utilized by the consolidated group. Separate subsidiary current taxes are the higher of taxes computed at a 35% rate on regular taxable income or taxes computed at a 20% rate on alternative minimum taxable income adjusted for any consolidated benefits allocated to the subsidiaries.

Deferred income taxes are recognized for the tax consequences of "temporary differences" by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The effect on deferred income taxes from a change in tax rates is recognized in income in the period that includes the enactment date.

                                   VUL SAI-27

                          USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements
                    (Dollars in Thousands, Except Share Data)

(f) FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value estimates of the Company's financial instruments are made at a point in time, based on relevant market information and information about the related financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale, at any one point in time, the Company's entire holding of a particular financial instrument. In addition, the tax ramifications related to the effect of fair value estimates have not been considered in the estimates.

(g) DEFERRED POLICY ACQUISITION COSTS

Policy acquisition costs, consisting primarily of certain underwriting and selling expenses, are deferred and amortized. Traditional individual life and health acquisition costs are amortized in proportion to anticipated premium income after allowing for lapses and terminations. The period for amortization for traditional life is 10 to 30 years but not to exceed the life of the policy; for health, the amortization period is 20 to 30 years.

Acquisition costs for universal life and annuity policies are amortized in relation to the present value of estimated gross profits from surrender charges and investment, mortality, and expense margins. The amortization period for universal life policy deferred acquisition costs is 20 years. The amortization period for annuities deferred acquisition costs is either 20 or 30 years.

Deferred policy acquisition costs are reviewed by line of business to determine that the unamortized portion does not exceed the present value of anticipated gross profits or the sum of the present value of expected gross premiums and the reserves held, less the present value of expected future benefits.

In 2004, it was determined that the present value of anticipated gross profits exceeded the unamortized portion of the deferred policy acquisition costs for the variable line of business. This resulted in the accelerated amortization of $13.3 million of deferred policy acquisition costs. No significant changes in amortization was required in 2005 or 2003.

The Company accounts for the 1% "bonus interest" payments on certain deferred annuity contracts as sales inducements by recording them as a distinct and separate asset. The Company defers and amortizes these sales inducements in proportion to estimated gross profit. The cost deferred as of December 31, 2005 and 2004 was $1,376 and $2,615, respectively. The unamortized balance was $3,904 and $2,615 as of December 31, 2005 and 2004, respectively.

(h) INSURANCE RESERVES

Included in insurance reserves are traditional life and health products and payout annuities with life contingencies. Payout annuities without life contingencies, deferred annuity, and universal life products are classified as funds on deposit. Traditional life and individual health reserves are computed using a net level premium method and are based on assumed or guaranteed investment yields and assumed rates of mortality, morbidity, withdrawals, expenses and anticipated future policyholder dividends. Payout annuity reserves are computed by discounting future payments at rates based on the interest used to calculate payments on each individual contract and mortality. These assumptions vary by such characteristics as plan, year of issue, policy duration, and date of receipt of funds, and may include provisions for adverse deviation.

                                   VUL SAI-28

                          USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements
                    (Dollars in Thousands, Except Share Data)

(i) FUNDS ON DEPOSIT

Funds on deposit are primarily liabilities for universal life policies, payout annuities without life contingencies and deferred annuities. The liabilities for universal life policies and deferred annuities are determined utilizing the "retrospective deposit" method and consist principally of policy account balances before applicable surrender charges. The liabilities for payout of annuities without life contingencies are determined utilizing the "prospective" method discounting future guaranteed payments at the interest rate used to determine contract benefits.

(j) CLAIMS EXPENSE

Contract claims include an amount determined from individual case estimates and loss reports and an amount, based on past experience, for losses incurred but not reported. Such liabilities are based on assumptions and estimates. While management believes the amount is adequate, the ultimate liability may be in excess of or less than the amount provided. The methods for making such estimates and for establishing the resulting liability are continually reviewed and any adjustments are reflected in the period determined.

(k) INSURANCE REVENUES AND EXPENSES

Premiums on traditional life insurance products and accident and health contracts are recognized as revenues as they become due. Benefits and expenses are matched with premiums in determining net income through the holding of reserves that provide for policy benefits and amortization of acquisition costs over the lives of the policies. Universal life policy and deferred annuity contract revenues consist of investment earnings and policy charges for the cost of insurance, policy administration, and surrender charges assessed during the period. Expenses for these policies and contracts include interest credited to policy account balances, benefit claims incurred in excess of policy account balances, and administrative expenses. The related deferred policy acquisition costs are amortized in relation to the present value of expected gross profits including surrender charges, investment, mortality, and expense margins.

(l) PARTICIPATING BUSINESS

Certain life insurance policies contain dividend payment provisions, which enable the policyholder to participate in the earnings of the life insurance operations. The participating insurance in force accounted for 3%, 3%, and 4% of the total life insurance in force at December 31, 2005, 2004, and 2003, respectively.

Participating policies accounted for 13%, 12%, and 13% of the premium income in 2005, 2004, and 2003, respectively. The provision for policyholders' dividends is based on benefit reserves and a future dividend liability based on the current dividend scales.

For all participating policies issued after December 31, 1983, the Company guarantees to pay dividends in aggregate in the total amount of $19,530 in 2006. Dividends paid to participating policyholders were $44,828, $45,871, and $49,809 in 2005, 2004, and 2003, respectively.

Income attributable to participating policies in excess of policyholder dividends is restricted by several states for the benefit of participating policyholders of those states, otherwise income in excess of policyholder dividends is accounted for as belonging to the stockholders.

                                   VUL SAI-29

                          USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements
                    (Dollars in Thousands, Except Share Data)

(m) REINSURANCE

Prospective reinsurance premiums, losses and loss adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contract. The Company continually monitors the financial condition of reinsurers.

(n) SEPARATE ACCOUNTS

Separate account assets and liabilities consist principally of variable universal life and variable annuities representing funds that the Company administers and invests to meet specific investment objectives of the contract holders. The assets of each separate account are legally segregated and are not subject to claims that arise out of the Company's other business activities. Net investment income and net realized and unrealized investment gains and losses generally accrue directly to such contract holders who bear the investment risk. Accordingly, the Company does not include these investment results in its revenues. Separate accounts are reported at fair value.

(o) ACCOUNTING STANDARDS ADOPTED

Effective January 1, 2003, the Company adopted the provisions of Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." The Standard addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force (EITF) Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." This Standard requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. A liability is incurred when the definition of a liability in FASB Concepts Statement No. 6, "Elements of Financial Statements," is met. The implementation of SFAS No. 146 did not have a material impact on the Company's consolidated financial statements.

Effective June 1, 2003, the Company adopted the provisions of FASB SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity," except for the provisions related to mandatorily redeemable financial instruments, which were deferred by FASB Staff Position 150-3 for certain nonpublic entities. Generally, the Standard requires that an issuer classify a financial instrument that is within the scope of this Standard as a liability. Many of those instruments would have previously been classified as equity. The implementation of SFAS No. 150 did not have a material impact on the Company's consolidated financial statements.

Effective July 1, 2003, the Company adopted the provisions of FASB SFAS No. 149, "Amendment of Statement 133, Accounting for Derivative Instruments and Hedging Activities." The Standard amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. The implementation of SFAS No. 149 did not have a material impact on the Company's consolidated financial statements.

Effective January 1, 2004, the Company adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 46 (revised December 2003), "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51" (FIN 46R). The objective of FIN 46R is

                                   VUL SAI-30

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements
                    (Dollars in Thousands, Except Share Data)

to improve financial reporting bycompanies involved with variable interest entities. This new model for consolidation applies to an entity in which either
(1) the powers or rights of the equity holders do not give them sufficient decision-making powers or (2) the equity investment at risk is insufficient to finance that entity's activities without receiving additional subordinated financial support from other parties. FIN 46R requires a variable interest entity to be consolidated by the company that is subject to a majority of the risk of loss from the variable interest entity's activities or that is entitled to receive a majority of the entity's residual returns or both. For nonpublic entities, the consolidation requirements of FIN 46R applied immediately to variable interest entities created after December 31, 2003. A nonpublic entity was required to apply FIN 46R to all entities that are subject to this interpretation by the beginning of the first annual period beginning after December 15, 2004. The implementation of FIN 46R did not have a material impact on the Company's consolidated financial statements.

Effective January 1, 2004, the Company adopted the provisions of American Institute of Certified Public Accountants (AICPA) Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-01 changes the accounting for separate accounts and sales inducements and changes the liability model by expanding the definition of "account balance" and addressing annuitization guarantees and minimum guaranteed death benefits. The implementation of SOP 03-1 did not have a material effect on the Company's consolidated financial statements.

In March 2004, the Emerging Issues Task Force (EITF) reached a final consensus on Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments," (EITF 03-1), which provides additional guidance in determining whether investment securities have an impairment that should be considered other-than-temporary. On September 15, 2004, the FASB issued proposed FASB Staff Position (FSP) EITF Issue 03-1-a to address the application of the EITF 03-1 to debt securities that are affected by interest rate and/or sector-spread changes only. On September 30, 2004, the FASB issued FSP EITF Issue 03-1-1, which delayed the effective date of certain paragraphs of the EITF 03-1. On November 3, 2005, FSP FAS 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments," (FSP 115-1) was issued. FSP 115-1 nullifies certain requirements of EITF 03-1 and supersedes EITF Topic D-44, "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." FSP 115-1 clarifies that investors shall recognize an impairment loss no later than when any impairment is deemed to be other than temporary, even if a decision to sell the investment has not been made. FSP 115-1 guidance also states that entities should recognize other-than-temporary impairments by applying pertinent other-than-temporary guidance. FSP 115-1 is effective for reporting periods beginning after December 15, 2005. The implementation of FSP 115-1 is not expected to have a material impact on the Company's consolidated financial statements.

                                   VUL SAI-31

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements
                    (Dollars in Thousands, Except Share Data)

(2)  INVESTMENTS

The amortized cost, fair value, and carrying value of investments in debt and equity securities classified as available-for-sale as of December 31, 2005 were as follows:

                                                                  Available-for-Sale
                                                    Gross          Gross
                                    Amortized     Unrealized     Unrealized        Fair         Carrying
                                       Cost          Gains         Losses         Value           Value
                                    -----------   ------------   ------------   -----------    ----------
DEBT SECURITIES
U.S. Government and agencies     $     10,898            592           (81)        11,408        11,408
States and political
subdivisions                          293,200         12,452        (2,326)       303,327       303,327
Foreign governments                    40,000            249          (198)        40,051        40,051
Corporate securities                5,958,065        193,181       (55,397)     6,095,849     6,095,849
Mortgage-backed securities          2,425,960         29,859       (36,100)     2,419,719     2,419,719
Redeemable preferred stock            452,702         10,585        (2,757)       460,530       460,530
                                   -----------   ------------   ------------   -----------    ----------
         Total debt securities   $  9,180,825        246,918       (96,859)     9,330,884     9,330,884
                                   ===========   ============   ============   ===========    ==========
EQUITY SECURITIES
Non-redeemable preferred stock   $      5,502              -           (11)         5,491         5,491
                                   -----------   ------------   ------------   -----------    ----------
  Total equity securities        $      5,502              -           (11)         5,491         5,491
                                   ===========   ============   ============   ===========    ==========

The amortized cost, fair value, and carrying value of investments in debt and equity securities classified as available-for-sale as of December 31, 2004 were as follows:

                                                             Available-for-Sale

                                                    Gross          Gross
                                   Amortized     Unrealized     Unrealized       Fair        Carrying
                                     Cost           Gains         Losses         Value        Value
                                  ------------   ------------   ------------   ----------   -----------
  DEBT SECURITIES
  U.S. Government and agencies  $     19,646            700           (34)       20,312        20,312
  States and political
  subdivisions                       289,271         11,865        (1,508)      299,628       299,628
  Foreign governments                 40,000            247           (83)       40,164        40,164
  Corporate securities             2,170,269         55,788       (10,009)    2,216,048     2,216,048
  Mortgage-backed securitie        5,893,316        317,544       (27,987)    6,182,873     6,182,873
  Redeemable preferred stoc          362,570         12,359        (1,148)      373,781       373,781
                                  ------------   ------------   ------------   ----------   -----------
      Total debt securities     $  8,775,072        398,503       (40,769)    9,132,806     9,132,806
                                  ============   ============   ============   ==========   ===========

  EQUITY SECURITIES
  Non-redeemable preferred stock       5,587            300              -        5,887         5,887
                                  ------------   ------------   ------------   ----------   -----------
                                  ============   ============   ============   ==========   ===========

                                   VUL SAI-32

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements
                    (Dollars in Thousands, Except Share Data)

The amortized cost and fair value of debt securities classified as available-for-sale at December 31, 2005, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations.

                                               Available-for-Sale
                                        -----------------------------
                                             Amortized         Fair
                                                Cost           Value
                                          ------------    -----------
 Due in one year or less                $     308,954        308,355
 Due after one year through five years      1,740,463      1,769,808
 Due after five years through ten year      2,379,101      2,410,707
 Due after ten years                        2,326,347      2,422,295
                                          ------------    -----------
                                            6,754,865      6,911,165
 Mortgage-backed securities                 2,425,960      2,419,719
                                          ------------    -----------
                                        $   9,180,825      9,330,884
                                          ============    ===========

Proceeds from sales of available-for-sale debt securities, including collections on mortgage-backed securities, during 2005, 2004, and 2003 were $616,351, $762,119 and $2,563,775, respectively. Gross gains and losses of $13,121 and $7,937, respectively, for 2005, $37,815 and $1,165, respectively, for 2004, and $110,588 and $9,299, respectively, for 2003 were realized on those sales.

Proceeds from sales of equity securities during 2005, 2004, and 2003 were $0, $430,845, and $575,712, respectively. Gross gains and losses of $0 and $0, respectively, for 2005, $8,023 and $11,068, respectively, for 2004, and $21,178 and $9, respectively, for 2003 were realized on those sales.

The Company has excluded certain realized and unrealized capital gains and losses from surplus by establishing a policyholder liability. Net realized capital gains of $5,233, $37,693, and $119,168 for 2005, 2004, and 2003,
respectively, allocable to future policyholder dividends and interest, were deducted from net realized capital gains and an offsetting amount was reflected in insurance reserves or funds on deposit. At December 31, 2005 and 2004, net unrealized investment gains of $137,904 and $315,904, respectively, were allocated to insurance reserves and funds on deposit for participating life insurance policies and interest sensitive contracts.

Gross investment income during 2005, 2004, and 2003 was $545,457, $511,156, and $481,270, respectively, and consists primarily of interest income on fixed maturity securities. Investment expenses were $5,004, $4,777, and $5,448 for 2005, 2004, and 2003, respectively.

                                   VUL SAI-33

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements
                    (Dollars in Thousands, Except Share Data)

Sources of net investment income were as follows:
                                       2005            2004           2003
                                   -----------     -----------    ------------

Debt securities                  $    495,203         464,759         444,329
Equity securities                         819           1,854           4,743
Investment in affiliated real estate
  investment trust                      4,911           2,638           2,245

Mortgage loans                             83             111             114
Policy loans                            8,023           7,906           8,102
Cash, cash equivalents and
  short-term investments                2,178           1,858           1,782
Aggregate write-ins for investment
  income                               34,240          32,030          19,955
                                   -----------     -----------    ------------
  Total gross investment income       545,457         511,156         481,270
Investment expense                     (5,004)         (4,777)         (5,448)
                                   -----------     -----------    ------------
  Net investment income          $    540,453         506,379         475,822
                                   ===========     ===========    ============

Life Company engages in securities lending, whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Life Company maintains full ownership rights to the securities loaned and, accordingly, the loaned securities are classified as investments. Initial collateral is required at a rate of 102% of the fair value of a loaned security. The collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent according to the Life Company's guidelines to generate additional income. The fair value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the fair value of the loaned securities fluctuates. The securities lending collateral and the corresponding securities lending payable are reported on the consolidated balance sheets as assets and liabilities. Under the terms of a liquidity loan program, Life Company may request funds from the securities lending program for use in operations. No funds were borrowed under the liquidity program in 2005 or 2004. The fair value of loaned debt securities at December 31, 2005 and 2004 were $462,459 and $573,211, respectively.

Gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2005 are as follows:



                                     Less than 12 months            12 months or more                  Total
                                  --------------------------    -------------------------    -------------------------
                                     Fair                          Fair                         Fair
                                                 Unrealized                   Unrealized                   Unrealized
     Description of
    securities                       Value         Losses         Value         Losses         Value         Losses
                                  -----------    -----------    ----------    -----------    ----------    -----------

     U.S. Treasury Securities
        and obligations of
        U.S  Government
        corporations and
        agencies              $        4,900           (78)         1,503            (3)         6,403           (81)
     Corporate and other
        securities                 2,596,032       (43,159)     1,771,780       (53,630)     4,367,812       (96,789)
                                  -----------    -----------    ----------    -----------    ----------    -----------
     Total temporarily
         impaired
    securities                $    2,600,932       (43,237)     1,773,283       (53,633)     4,374,215       (96,870)
                                  ===========    ===========    ==========    ===========    ==========    ===========

                                   VUL SAI-34

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements
                    (Dollars in Thousands, Except Share Data)

Gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2004 are as follows:


                                      Less than 12 months           12 months or more                  Total
                                   -------------------------    -------------------------    -------------------------
                                      Fair                         Fair                         Fair
                                                 Unrealized                   Unrealized                   Unrealized
 Description of securities           Value         Losses         Value         Losses         Value         Losses
                                   ----------    -----------    ----------    -----------    ----------    -----------
U.S. Treasury Securities
   and obligations of
  U.S Government
   corporations and
   agencies                    $      12,116           (34)         -             -             12,116           (34)
Corporate and other
   securities                      1,230,843       (14,418)     1,171,824       (26,317)     2,402,667       (40,735)
                                   ----------    -----------    ----------    -----------    ----------    -----------
Total temporarily
   impaired securities         $   1,242,959       (14,452)     1,171,824       (26,317)     2,414,783       (40,769)
                                   ==========    ===========    ==========    ===========    ==========    ===========

The Company monitors its debt investment securities for other-than-temporary impairment when the fair value of the security has declined below amortized cost. The evaluation for potential impairment is performed on an individual basis based upon the facts and circumstances of that security and the probability of recovery. If it is determined that the decline is other-than-temporary, the security is written down to its fair value and an impairment charge is recorded to the statement of income. Generally, all securities in an unrealized loss position at December 31, 2005 are a result of market interest rates. At December 31, 2005, all unrealized losses on investment securities are considered temporary. Although the Company has the positive intent and ability to hold any securities in an unrealized loss position to anticipated recovery, management may sell a security in response to unanticipated asset liability matching needs, significant market movements, or changes in business plans.

(3)  FEDERAL INCOME TAX

The expected statutory Federal income tax amounts for the years ended December 31, 2005, 2004, and 2003 differ from the actual tax amounts as follows:

                                              2005         2004          2003
                                           ---------    ---------     ---------
 Income before income taxes             $   230,688      214,298       194,874
 Less:  State tax expense                     2,108        1,614         2,298
                                           ---------    ---------     ---------
 Income before federal income taxes         228,580      212,684       192,576
                                           =========    =========     =========
 Federal income tax expense at 35%
   statutory rate                       $    80,003       74,439        67,401
 Increase (decrease) in tax resulting from:
    Dividends received deductions              (499)        (800)         (727)
    Tax credits                                 (39)         (39)          (43)
    Other, net                                  (98)       1,886          (840)
                                           ---------    ---------     ---------
 Federal income tax expense              $    79,367       75,486        65,791
                                           =========    =========     =========

Deferred income tax expense or benefit for the years ended December 31, 2005, 2004, and 2003 was primarily attributable to differences between the valuation of assets and insurance liabilities for financial reporting and tax purposes.

                                   VUL SAI-35

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements
                    (Dollars in Thousands, Except Share Data)


The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31 are presented below:
                                                     2005          2004
                                                 -----------    ----------
Deferred tax assets:
  Insurance reserves                         $     172,100       201,962
  Investments                                       34,514             -
  Accounts payable and accrued expenses              3,455         3,649
  Policyholder dividends                             9,969         6,791
  Depreciable assets                                     -           424
  Other, net                                         5,313         5,659
                                                 -----------    ----------
Total gross deferred tax assets                    225,351       218,485
                                                 -----------    ----------
Deferred tax liabilities:
  Investments                                            -        (7,792)
  Deferred policy acquisition costs                (41,436)      (41,665)
  Unearned Premiums                                (26,093)      (11,691)
  Depreciable assets                                  (696)            -
  Pension                                           (9,374)       (7,629)
                                                 -----------    ----------
Total gross deferred tax liabilities               (77,599)      (68,777)
                                                 -----------    ----------
Net deferred tax asset before
      unrealized gain on investments               147,752       149,708
Deferred tax liability on net
      unrealized gain on investments                (4,258)      (14,744)
                                                 -----------    ----------
      Net deferred tax asset                 $     143,494       134,964
                                                 ===========    ==========

Management believes that the realization of the deferred tax asset is more likely than not based on the expectation that such benefits will be utilized in the future consolidated tax returns of the USAA group.

At December 31, 2005 and 2004, other liabilities includes federal income tax payable of $5,346 and $23,536, respectively.

Aggregate cash payments to USAA for income taxes were $88,470, $80,157, and $111,935 for Life Company, and $6,478, $5,133, and $6,907 for its subsidiaries during the years ended December 31, 2005, 2004, and 2003, respectively.

                                   VUL SAI-36

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements
                    (Dollars in Thousands, Except Share Data)

Detailed tax amounts for items of total comprehensive income changes in equity are as follows:

                                                       Before-         Tax
                                                         Tax        (Expense)       Net-of-Tax
                                                       Amount       or Benefit        Amount
                                                     ----------    -----------     -----------

FOR THE YEAR ENDED DECEMBER 31, 2005
Net unrealized gains (losses) on securities:
 Unrealized holding losses arising during year   $    (37,569)        13,104         (24,465)
 Less reclassification adjustment for gains
  realized in income                                    7,502         (2,618)          4,884
                                                     ----------    -----------     -----------
Net unrealized losses from securities                 (30,067)        10,486         (19,581)
                                                     ----------    -----------     -----------
Other changes in comprehensive income            $    (30,067)        10,486         (19,581)
                                                     ==========    ===========     ===========
FOR THE YEAR ENDED DECEMBER 31, 2004
Net unrealized gains (losses) on securities:
 Unrealized holding losses arising during year   $    (77,046)        27,043         (50,003)
 Less reclassification adjustment for gains
 realized in income                                    40,445        (14,197)        26,248
                                                    ----------    -----------     -----------
Net unrealized losses from securities                 (36,601)        12,846         (23,755)
                                                    ----------    -----------     -----------
Other changes in comprehensive income            $    (36,601)        12,846         (23,755)
                                                    ==========    ===========     ===========

FOR THE YEAR ENDED DECEMBER 31, 2003
Net unrealized gains (losses) on securities:
 Unrealized holding gains arising during year         127,844        (62,142)         65,702
 Less reclassification adjustment for gains
 realized in income                                  (122,458)        59,524         (62,934)
                                                    ----------    -----------     -----------
Net unrealized gains from securities                    5,386         (2,618)          2,768
                                                    ----------    -----------     -----------
Other changes in comprehensive income            $      5,386         (2,618)          2,768
                                                    ==========    ===========     ===========

                                   VUL SAI-37

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements
                    (Dollars in Thousands, Except Share Data)

(4)  FAIR VALUE OF FINANCIAL INSTRUMENTS

The following tables present the carrying amount and estimated fair value of the Company's financial instruments at December 31, 2005 and 2004. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties.

                                     2005                      2004
                            ------------------------  ------------------------
                              Carrying      Fair        Carrying      Fair
                               Amount       Value        Amount       Value
                             ----------  -----------  -----------  -----------
Financial assets:
 Cash and cash equivalents  $  146,526      146,526      126,348      126,348
 Debt securities             9,330,884    9,330,884    9,132,806    9,132,806
 Equity securities               5,491        5,491        5,887        5,887
 Investment in affiliated
   REIT                         42,248       55,489       33,666       34,619
 Mortgage loans                  1,413        1,181        1,694        1,501
 Policy loans                  137,531      137,531      133,482      133,482
 Premium balances receivable     6,105        6,105        5,344        5,344
 Accounts receivable-affiliates      -            -            3            3
 Securities lending collateral 475,935      475,935      586,481      586,481
 Accrued investment income     112,214      112,214      108,732      108,732
 Separate account assets       401,943      401,943      387,701      387,701
Financial liabilities:
 Deferred annuities and
 annuities without life
 contingencies               5,423,780    5,423,780    5,091,371    5,091,371
 Policyholder dividend
 accumulations                  36,100       36,100       35,752       35,752
 Policy dividends declared
 but unpaid                     24,239       24,239       24,558       24,558
 Accounts payable and
 accrued expenses               47,705       47,705       58,209       58,209
 Accounts payable-affiliates    34,801       34,801       30,398       30,398
 Securities lending payable    475,935      475,935      586,481      586,481
 Separate account
 liabilities                   401,943      401,943      387,701      387,701

All carrying amounts are included in the balance sheet under the indicated captions, except for deferred annuities and annuities without life contingencies, and policyholder dividend accumulations, both of which are included in funds on deposit, and policy dividends declared but unpaid, which are included in other liabilities.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

  Cash and cash equivalents: The fair value approximates the carrying amount because of the short-term nature of these instruments.

  Debt and equity securities: The fair value for these securities is determined using quoted market prices from Interactive Data Corporation or individual brokers.

                                   VUL SAI-38

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements
                    (Dollars in Thousands, Except Share Data)

Investment in affiliated REIT: The fair value of the investment in the affiliated REIT is determined by using the most recent purchase price to value the shares.

Mortgage loans: The fair value of mortgage loans is estimated by discounting the future cash flows using interest rates currently being offered for mortgage loans with similar characteristics and maturities.

Policy loans: In the Company's opinion, the carrying value of the policy loans approximates their fair value. Policy loans are shown on the financial statements at the aggregate unpaid balance, and carry interest rates ranging from 4.8% to 7.4% in advance.

Premium balances receivable: The carrying amount for premiums receivable approximates fair value because only a slight percentage of total policies issued by the Company lapse.

Accounts receivable and payable - affiliates: The carrying value of the accounts receivable and accounts payable for affiliates approximates its fair value because of the short-term nature of the obligations.

Securities lending collateral and securities lending payable: The carrying value of collateral for securities loaned and payable upon return of securities loaned approximates fair value because of the short maturity of the collateral.

Accrued investment income: The accrued amount of investment income approximates its fair value because of the quality of the Company's investment portfolio combined with the short-term nature of the collection period.

Separate account assets and liabilities: The separate account assets reflect the net asset value of the underlying mutual funds; therefore, carrying value is considered fair value. The separate account liabilities are reflected at the underlying balances due to the contract holders, without consideration for applicable surrender charges, if any.

Deferred annuities and annuities without life contingencies: The fair value of the deferred annuities is equal to the current accumulated value without anticipation of any applicable surrender charges, which approximates the carrying value. The fair value of annuities without life contingencies is estimated as the commuted value of the annuity.

Policyholder dividend accumulations: The fair value of policyholder dividend accumulations is estimated using the carrying value less a percentage of accrued interest anticipated to be forfeited as a result of policy cancellations. Estimated annual interest to be forfeited is not material.

Policy dividends declared but unpaid: The carrying value of policy dividends declared but unpaid approximates the fair value because the carrying value reflects anticipated forfeitures as a result of policy cancellations. Estimated annual interest to be forfeited is not material.

Accounts payable and accrued expenses: The fair value of accounts payable and accrued expenses approximates its carrying value because of the short-term nature of the obligations.

                                   VUL SAI-39

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements
                    (Dollars in Thousands, Except Share Data)

(5)      BORROWINGS

The Company has no borrowing activity outside of the agreements described in
Note 6 "Transactions with affiliates."

(6)  TRANSACTIONS WITH AFFILIATES

Certain services have been contracted from USAA and its affiliates, such as rental of office space, utilities, mail processing, data processing, printing, and employee benefits. USAA allocates these and other expenses to affiliates for administrative services performed by them. The contracted services and allocations are based upon various formulas or agreements with the net amounts included in expenses. The aggregate amount of such contracted services for the Company was $130,592, $109,819, and $131,335 for 2005, 2004, and 2003,
respectively.

The Company has an agreement with USAA Investment Management Company (IMCO) regarding the reimbursement of costs for investment services provided. The aggregate amount of the IMCO contracted services was $4,990, $4,751, and $5,535 for 2005, 2004, and 2003, respectively.

Life Company also received premium and annuity considerations from USAA of $18,823, $17,044, and $13,235 during 2005, 2004, and 2003, respectively, representing amounts received for structured settlements issued to claimants of USAA and for group life insurance on USAA employees.

Life Company assumes reinsurance on credit life and disability insurance issued to members of the USAA Federal Savings Bank (USAA FSB) through an arrangement with Assurant Solutions. Total credit life and disability premiums assumed were $12,513, $8,903, and $6,968 during 2005, 2004, and 2003, respectively.

Life Company has executed Board of Directors' resolutions authorizing Life Company to borrow up to $50,000 at any one time on an unsecured basis. These funds are borrowed through intercompany funding agreements with USAA Capital Corporation (CAPCO) and USAA Funding Company (FUNDCO), which generally obtain funding in the money and capital markets. Interest rates on borrowings are based upon CAPCO's or FUNDCO's cost of obtaining funds. Life Company had borrowings totaling $6,230, $18,030, and $10,900 during 2005, 2004, and 2003 pursuant to these resolutions and funding agreements. However, there were no borrowings outstanding as of December 31, 2005, 2004, and 2003. The maximum amount outstanding at any one time under such borrowings by Life Company at any time during 2005, 2004, and 2003 was $6,230, $16,030, and $4,200 respectively. The interest associated with these borrowings was $0, $2, and $1 in 2005, 2004, and 2003, respectively.

Life of New York has executed Board of Directors' resolutions authorizing Life of New York to borrow up to five percent of its prior year admitted assets at any one time on an unsecured basis. These funds are borrowed through an intercompany funding agreement with CAPCO, which generally obtains funding in the money and capital markets. Life of New York did not borrow any money pursuant to these resolutions and funding agreements during 2005, 2004, or 2003.

Life Company also has obtained Board of Directors' authority to loan funds through intercompany lending agreements with CAPCO and FUNDCO. Life Company is authorized to loan excess funds under guidelines established with the Texas Department of Insurance. The Company did not loan any funds during 2005, 2004, and 2003.

                                   VUL SAI-40

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements
                    (Dollars in Thousands, Except Share Data)

The Company purchased securitized notes created by USAA FSB. The notes were purchased on the open market through a third-party broker. The Company had $324,438, $193,682, and $110,722 of securitized notes at carrying value created by USAA FSB at December 31, 2005, 2004, and 2003, respectively.

The Company owned a 27.43% and 22.77% interest in an affiliated REIT from the USAA Real Estate Limited Partnership at a cost of $43,259 and $33,838 on December 31, 2005 and 2004, respectively.

(7)  REINSURANCE

In order to mitigate the risk of concentration, the Company is party to several reinsurance treaties with various reinsurers. Life Company's current policy is to reinsure that portion of any risk in excess of $1,000 with a $250 corridor, on the life of any one individual. In 1997, Life Company entered into certain reinsurance treaties that are based on a first dollar quota-share pool. These agreements have retention amounts varying from 10% to 50% of the risk, up to the normal retention limit and the remaining amount ceded to a pool of reinsurers on a quota-share basis. Once Life Company's retention has been reached, the quota share pool reinsures the remaining risk above Life Company's retention.

The Company cedes Bank Owned Life Insurance (BOLI) business through two reinsurance agreements: Coinsurance and Yearly Renewable Term (YRT). The coinsurance agreement is on a first dollar basis, with the Company retaining 50% of the risk. The YRT reinsures the remaining 50% of the risk so that no mortality risk is retained. Assets are held in trust by the reinsurer in support of the reserves. This trust arrangement reduces the Company's credit risk exposure associated with the reserve liability held on behalf of the Company.

The ceding of reinsurance does not discharge the Company from its primary legal liability to a policyholder, but the reinsuring company assumes responsibility to reimburse the Company for the related liability.

Life insurance in force in the amounts of $3,972,161 and $4,280,422 are ceded on a yearly renewable term basis and $125,196,889 and $108,940,154 are ceded on a coinsurance basis at December 31, 2005 and 2004, respectively.

Reinsurance amounts recoverable related to insurance reserves, funds on deposit, and paid losses totaled $1,022,923 and $930,820 at December 31, 2005 and 2004, respectively. Premium revenues and interest credited to policyholders were reduced by $236,160, $212,079, and $170,495 for reinsurance premiums ceded during the years ended December 31, 2005, 2004, and 2003, respectively. Losses, benefits and settlement expenses were reduced by $245,976, $197,210, and $163,605 for reinsurance recoverables during the years ended December 31, 2005, 2004, and 2003, respectively.

Life Company assumes business through various assumption agreements, with most of the business assumed on a yearly renewable term basis. Such premium amounts were not significant in 2005, 2004, and 2003.

                                   VUL SAI-41

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements
                    (Dollars in Thousands, Except Share Data)

The effect of reinsurance on premiums was as follows:

                                           2005          2004           2003
                                        ---------     ----------     ----------
Direct premiums                      $   729,075        690,644        650,076
Reinsurance assumed                       13,782         10,182          8,748
Reinsurance ceded                       (236,160)      (212,079)      (170,495)
                                        ---------     ----------     ----------
Net premiums                         $   506,697        488,747        488,329
                                        =========     ==========     ==========

(8)      DEFERRED POLICY ACQUISITION COSTS AND FUTURE POLICY BENEFITS

Deferred policy acquisitions costs and premiums are summarized below:

                                                           Accident
                                    Life       Annuity    and Health  Total
                               ----------- ----------- ------------- --------
Balance at December 31, 2002   $   241,789      73,627        17,205  332,620
                               ----------- ----------- ------------- --------

  Addition of deferred
   acquisition cost                 28,856       6,336         3,143   38,335
  Amortization of deferred
   acquisition cost                (15,232)    (13,397)       (2,134) (30,763)
  Fair value adjustment               (351)       (561)            -     (912)
                               ----------- -----------  ------------- --------
  Net change                        13,273      (7,622)        1,009    6,660
                               ----------- ------------ ------------- ---------
Balance at December 31, 2003       255,062      66,005        18,213  339,280
                               ----------- -----------  ------------- ---------
 Addition of deferred
    acquisition cost                24,354       3,966         2,338   30,658
 Addition of sales
    inducements                          -       2,615             -    2,615
 Amortization of deferred
    acquisition cost               (25,568)    (16,941)       (1,842) (44,351)
 Amortization of sales
    inducements                          -           -             -        -
 Fair value adjustment                   -           -             -        -
                                ----------- ----------- ------------- ---------
Net change                          (1,214)    (10,360)          496   (11,078)
                                ----------- ----------- ------------- ---------
Balance at December 31, 2004       253,848      55,645        18,709   328,202
                                ----------- ----------- ------------- ---------
Addition of deferred
  acquisition cost                  32,767       3,039         2,124    37,930
Addition of sales
  inducements                            -       1,376             -     1,376
Amortization of deferred
  acquisition cost                 (23,378)     (1,744)       (2,072)  (27,194)
Amortization of sales
  inducements                            -         (87)            -       (87)
Fair value adjustment                   21           -             -        21
                                ----------- ----------- ------------- ---------
Net change                           9,410       2,584            52    12,046
                                ----------- ----------- ------------- ---------
Balance at December 31, 2005   $   263,258      58,229        18,761   340,248
                               =========== =========== =============  =========

                                   VUL SAI-42

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements
                    (Dollars in Thousands, Except Share Data)

The liabilities for future policy benefits and related insurance in force at December 31, 2005 and 2004 are summarized below:
                                                       Future Policy
                                                          Benefits
                                                 -------------------------
                                                    2005          2004
                                                 ------------  -----------
Life and annuity:
Life                                           $   1,723,900    1,687,172
Annuity                                              450,930      611,953
                                                 ------------  -----------
  Total life and annuity                       $   2,174,830    2,299,125
                                                 ============  ===========
  Accident and health                          $      76,583       81,929
                                                 ============  ===========

                                                     Insurance in Force
                                                 -------------------------
                                                     2005          2004
                                                 ------------  -----------
Life and annuity:
Individual                                     $  69,420,081   64,024,343
Credit life                                        1,930,240    1,245,298
Group                                              3,390,913    2,574,977
                                                ------------  -----------
 Total life and annuity                        $  74,741,234   67,844,618
                                                ============  ===========

Life Insurance and Annuities:

Interest assumptions used in the calculation of future policy benefits for Traditional Life Policies are as follows:

 Participating term                                   2.50% to 9.22%
 Participating permanent                              2.50% to 9.095%
 Non - Participating term                             4.25% to 8.85%
 Non - Participating permanent                        4.75% to 7.03%

Future policy benefits for Payout Annuities use the original interest rates used to determine contract benefits.

Mortality and lapse assumptions are based on the Company's experience.

Health Insurance:

Interest assumptions used for future policy benefits on the health policies are calculated using a level interest rate of 6%.

Reserves for incurred claims and claims adjustment expenses included in accident and health reserves attributable to insured events of prior years has decreased by $4,928 and $7,018 in 2005 and 2004, respectively. These changes are generally the result of ongoing analysis of recent claim development trends. Original estimates are increased or decreased, as additional information becomes known regarding individual claims.

                                   VUL SAI-43

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements
                    (Dollars in Thousands, Except Share Data)

Morbidity for Income Replacement policies for active lives is based on a modified 1985 CIDA (Commissioners Individual Disability Tables A) and for disabled lives is based on the 1985 CIDA. Morbidity for In Hospital Cash policies is based on the 1966-67 Intercompany Experience table.

The Active Life Reserves for Issue Age Standardized Medicare Supplement Plans and Attained Age Standardized Medicare Supplement Plans are valued on a net level basis using 6% interest, and each uses different modifications of 1994 Tillinghast claim costs study.

Termination assumptions are based on Life Company and industry experience.

(9)  CAPITAL STOCK

The Company has outstanding 600,000 shares of Annually Adjustable Cumulative Perpetual Preferred Stock, 100,000 shares each of Series A, Series B, Series C, Series D, Series E, and Series F issued at $100 par value. The Company has outstanding 200,000 shares of Series G Annually Adjustable Noncumulative Perpetual Preferred Stock at $100 par value. All of the preferred stock is owned by FUNDCO. No other stock ranks Senior to the Series A through G preferred stock. The dividend rate for the Series A through F preferred stock is equal to 65% of the cost of the funds for CAPCO on commercial paper having a 180-day maturity on the first business day of each dividend period. The dividend rate for the Series G preferred stock is 6.16% through December 15, 2006 when the rate will reset using the five-year U.S. Treasury rate plus 1.75%. The preferred stock has a liquidation value of $100 per share. The preferred stock shares are redeemable at the option of the Company for cash, in whole or in part, on the 15th day of each December for Series A and Series B and on the 15th day of each June for Series C, Series D, Series E, Series F, and Series G at par value plus accrued and unpaid dividends. Preferred stock dividends of $2,423, $1,803, and $1,684 were paid in 2005, 2004, and 2003, respectively.

The Company has authorized 30,000 shares of common capital stock, $100 par value, of which 25,000 shares were issued and outstanding at December 31, 2005, 2004, and 2003. Dividends of $50,000, $50,000, and $51,219 were paid in cash on the common stock during 2005, 2004, and 2003, respectively.

(10) UNASSIGNED SURPLUS, DIVIDEND RESTRICTIONS AND STATUTORY FINANCIAL
     INFORMATION

The Texas Department of Insurance limits the payment of ordinary dividends to shareholders. The maximum ordinary dividend that may be paid without prior approval of the Insurance Commissioner is limited to the greater of net gain from operations of the preceding calendar year or 10% of capital and surplus as of the prior December 31, less any dividends made within the preceding 12 months. As a result, the Company's ordinary dividend payments to shareholders are limited to approximately $134,000 in 2006. Dividends are paid at the discretion of the Board of Directors.

The Texas Department of Insurance imposes minimum risk-based capital (RBC) requirements on insurance companies that were developed by the NAIC. The formulas for determining the amount of RBC specify various weighting factors that are applied to statutory financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of a company's regulatory total adjusted capital to its authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Life Company's and Life of New York's current statutory capital and surplus are in excess of the threshold RBC requirements.

                                   VUL SAI-44

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements
                    (Dollars in Thousands, Except Share Data)


The Company prepares separate statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the insurance departments of the states of Texas and New York. The Texas Department of Insurance and New York State Insurance Department adopted the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures manual, version effective March 2005, (NAIC SAP) in its entirety, except as provided in Title 28
Part 1 Chapter 7 Subchapter A Rule 7.18, "NAIC Accounting Practices and Procedures Manual" (Rule 7.18) of the Texas Administrative Code and in Regulation 172, "Financial Statement Filings and Accounting Practices and Procedures" (Reg. 172), respectively.

On a statutory accounting basis, the policyholders' surplus and net income of the Company as of and for the year ended December 31 were as follows:

                                    2005              2004               2003
                                    ----              ----               ----
Statutory capital and surplus  $  875,941           787,152            675,285
Statutory net income           $  138,400           134,090            123,207

(11)     BUSINESS SEGMENTS

The significant business segments of the Company are life insurance, annuity products, and health insurance that are marketed primarily to individuals eligible for membership in USAA. The life insurance segment offers universal life, whole life, term, and other individual coverages. The annuity segment offers both fixed and variable annuity products. The health segment offers individual accident and health policies.





                                   VUL SAI-45

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements
                    (Dollars in Thousands, Except Share Data)

The following table shows total revenues, income before income taxes, and total assets for these segments as of and for the years ended December 31, 2005, 2004, and 2003:

                                     2005             2004              2003
                                ------------     ------------      ------------
REVENUES:
Premiums:
     Life                   $       337,925          320,116           326,412
     Annuity                         43,100           40,060            30,421
     Health                         125,672          128,571           131,496
                                ------------     ------------      ------------
                                    506,697          488,747           488,329
                                ------------     ------------      ------------
Investment income, net:
     Life                           187,979          177,289           176,815
     Annuity                        348,888          325,719           295,619
     Health                           3,586            3,371             3,388
                                ------------     ------------      ------------
                                    540,453          506,379           475,822
                                ------------     ------------      ------------
Realized capital gains (losses), net:
     Life                               350             (525)             (231)
     Annuity                            178            2,394             3,521
     Health                             (32)              55                 -
                                ------------     ------------      ------------
                                        496            1,924             3,290
                                ------------     ------------      ------------
Fees, sales, loan income and other revenues:
     Life                            87,165           91,809            75,964
     Annuity                         34,853           39,040            20,030
     Health                          15,609           17,912            21,450
                                ------------     ------------      ------------
                                    137,627          148,761           117,444
                                ------------     ------------      ------------
     Total revenues:        $     1,185,273        1,145,811         1,084,885
                                ============     ============      ============

                                     2005             2004              2003
                                ------------     ------------      ------------
INCOME BEFORE INCOME TAXES:
     Life                   $       131,813          128,538           116,220
     Annuity                         68,410           45,512            42,979
     Health                          30,465           40,248            35,675
                                ------------     ------------      ------------
                            $       230,688          214,298           194,874
                                ============     ============      ============
FEDERAL INCOME TAX EXPENSE:
     Life                   $        45,325           45,285            38,311
     Annuity                         23,523           16,034            15,017
     Health                          10,519           14,167            12,464
                                ------------     ------------      ------------
                            $        79,367           75,486            65,791
                                ============     ============      ============

                                     2005             2004              2003
                                ------------     ------------      ------------

                                   VUL SAI-46

                          USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements
                    (Dollars in Thousands, Except Share Data)

TOTAL ASSETS:
     Life                   $     4,905,178        4,918,489         4,715,505
     Annuity                      7,228,305        6,946,248         6,390,588
     Health                          81,669           90,884            89,497
                                ------------     ------------      ------------
                            $    12,215,152       11,955,621        11,195,590
                                ============     ============      ============

(12)   EMPLOYEE BENEFIT PLANS

   (a) PENSION PLAN

Substantially all employees are covered under a defined pension plan administered by USAA, which is accounted for on a group basis. The benefits are determined based on years of service and an employee's final average pay, as defined in the plan, at the date of retirement. The total net pension cost allocated to the Company based on salary expense was $2,375, $3,065, and $2,637 in 2005, 2004, and 2003, respectively. Included in other assets at December 31, 2005, 2004, and 2003 is $25,019, $21,795, and $16,934, respectively, representing the excess of the Company's allocated funding requirements over the net periodic pension cost allocated to the Company. The Company's contributions to the plan during 2005, 2004, and 2003 totaled $5,600, $7,925, and $3,906, respectively.

   (b) POSTRETIREMENT BENEFIT PLAN

Substantially all employees of the Company may become eligible for certain medical and life insurance benefits provided for retired employees under a plan administered by USAA if they meet minimum age and service requirements and retire while working for USAA. The postretirement benefit cost allocated to the Company based on the number of employees was $2,318, $1,382, and $1,496 in 2005, 2004, and 2003, respectively. Included in other liabilities is $7,131 and $7,175 at December 31, 2005 and 2004, respectively, representing the deficit of the Company's allocated funding requirements over the net periodic postretirement benefit cost allocated to the Company. The Company's contributions to the plan during 2005 and 2004 totaled $2,361 and $4,110, respectively.

   (c) CONTRIBUTORY RETIREMENT PLAN

Substantially all employees of the Company are eligible to participate in USAA's contributory retirement plan. The Company matches participant contributions dollar for dollar to a maximum of 6% of a participant's compensation. During the first three years of credited service, the Company's contributions are nonvested, and after three years of credited service, the Company's contributions become fully vested. In 2005, 2004, and 2003, the Company's contributions to the plan totaled $2,040, $2,244, and $2,410, respectively.

(13) SEPARATE ACCOUNTS

The Separate Account of USAA Life Insurance Company and the Life Insurance Separate Account of USAA Life Insurance Company (Separate Accounts) are segregated asset accounts established under Texas law through which Life Company invests the premium payments received from contract owners and policy owners, respectively. The Separate Accounts included seed money of Life

                                   VUL SAI-47

                          USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements
                    (Dollars in Thousands, Except Share Data)

Company in the amount of $0, $0, and $8,509 as of December 31, 2005, 2004, and 2003. The Separate Accounts repaid the seed money to Life Company during 2004. The assets of the Separate Accounts are the property of Life Company. However, only the assets of the Separate Accounts in excess of the reserves, and other contract liabilities with respect to the Separate Accounts, are chargeable with liabilities arising out of any other business Life Company may conduct. In accordance with the contracts and policies, income, gains and losses, whether or not realized, are credited to, or charged against the Separate Accounts and excluded from Life Company. Life Company's obligations arising under the contracts and policies are general corporate obligations.

Each Separate Account currently is divided into eighteen variable fund accounts, each of which invests in a corresponding fund. The funds that are available under this contract or policy include five funds of the USAA Life Investment Trust, the Capital Growth Portfolio of the Scudder Variable Series I, the Growth Portfolio of the Alger American Funds, three funds of the Fidelity VIP portfolio, and eight funds of the Vanguard Variable Insurance Fund. The accumulated unit value of the contract or policy in a variable fund account will vary, primarily based on the investment experience of the Fund in whose shares the variable funds account invest. The value of the funds' securities is carried at fair value.

Life Company incurs mortality expenses on behalf of the Separate Accounts' contract holders and policy owners. Life Company also incurs administrative expenses on behalf of contract and policy owners. Life Company collects fees for these expenses from both contract holders and policy owners at set amounts. In addition, Life Company incurs various expenses related to conducting the business or operations of the USAA Life Investment Trust (Trust) as outlined by an underwriting and administrative services agreement. Life Company, out of its general account, has agreed to pay directly, or reimburse the Trust, for Trust expenses exceeding established limits. Such reimbursements were not significant in 2005, 2004, and 2003.

The Company does not index or guarantee any of the Separate Account performance. There is a guaranteed minimum death benefit on the Company's variable annuity products. This benefit returns the greater of the account balance or the accumulated premiums net of withdrawals upon the annuitant's death. The Company's variable universal life products carry a death benefit guaranteeing that the Company will not lapse a contract whose fund values are insufficient to cover monthly charges if the policyholder has paid their target premiums. This guarantee is in effect only until the fifth policy anniversary. These guarantees are deemed immaterial to the Company. The Separate Account balances subject to these benefits total $400,722 and $386,815 as of December 31, 2005 and 2004, respectively. In addition to these death benefits, the Company also has contracts in annuity payout mode on which the Company guarantees to make payments for the lifetime of the annuitant. The reserves for these guaranteed payments are estimated to total $1,221 and $886 as of December 31, 2005 and 2004, respectively.

(14)   COMMITMENTS AND CONTINGENCIES

The Company is required by law to participate in the guaranty associations of the various states in which it does business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions to policy holders of impaired or insolvent insurance companies, by assessing all other companies involved in similar lines of business.

There are currently several insurance companies that have substantial amounts of life, annuity and

                                   VUL SAI-48

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                    (Dollars in Thousands, Except Share Data)


health business in the process of liquidation or rehabilitation. The Company paid $300, $78, and $37 to various state guaranty associations during the years ended December 31, 2005, 2004, and 2003,respectively. The Company accrues its best estimate for known insolvencies. At December 31, 2005, 2004, and 2003, other liabilities include $7,743, $7,861 and $8,070, respectively, related to estimated assessments.

The Company is party to various lawsuits and claims generally incidental to its business. The ultimate disposition of these matters is not expected to have a significant adverse effect on the Company's financial position or results of operations.

                                   VUL SAI-49

                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors
USAA Life Insurance Company

We have audited the accompanying consolidated balance sheets of USAA Life Insurance Company and subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The consolidated statement of income, stockholders' equity and cash flows for the year ended December 31, 2003 were audited by other auditors, whose report dated February 20, 2004 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2005 and 2004 financial statements referred to above present fairly, in all material respects, the consolidated financial position of USAA Life Insurance Company and subsidiaries at December 31, 2005 and 2004, and the consolidated results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

                                        /s/ ERNST & YOUNG LLP

San Antonio, Texas
February 17, 2006

                                   VUL SAI-50

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors
USAA LIFE INSURANCE COMPANY:


We have audited the accompanying consolidated statements of income, stockholders' equity, and cash flows of USAA LIFE INSURANCE COMPANY and subsidiaries for the year ended December 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of USAA LIFE INSURANCE COMPANY and subsidiaries for the year ended December 31, 2003 in conformity with U.S. generally accepted accounting principles.


                                                    /s/ KPMG LLP

San Antonio, Texas
February 20, 2004

                                   VUL SAI-51

PART C:  OTHER INFORMATION

EXHIBITS

A. Resolution of Board of Directors of USAA Life Insurance Company establishing Life Insurance Separate Account of USAA Life Insurance Company. (The resolution is filed in lieu of a trust or indenture creating a unit investment trust.)(1)

B. None.

C. Underwriting Agreement by and between USAA Life Insurance Company and USAA Investment Management Company effective May 1, 2003(9)

D. Revised Form of Variable Universal Life Insurance Policy (Policy Form No. VUL 31891TX), including riders.(2)

E.
1. Revised Form of Application for the Variable Universal Life Insurance Policy filed as Exhibit D.(2)
2. Form of Application for Variable Universal Life Insurance Policy Change.(2)
3. Section 1035 Exchange Form.(2)

F.
1. Articles of Incorporation of USAA Life Insurance Company, as amended.(3)
2. Bylaws of USAA Life Insurance Company, as amended, February 20, 2000.(4)
3. Bylaws of USAA Life Insurance Company, as amended, April 20,2004 (11)

G.
1. Novation Agreement among USAA Life Insurance Company, Munich American Reassurance Company, and Continental Assurance Company (acquired by Munich) Effective June 30, 2001(9)
2. Self-Administered Automatic Yearly Renewable Term Reinsurance Agreement Between USAA Life Insurance Company and Continental Assurance Company, Effective June 1, 1998(9)
3. Risk Premium Reinsurance Agreement between USAA Life Insurance Company and Reinsurance Group of America, Inc. Effective June 1, 1998(9)
4. Yearly Renewable Term Reinsurance Agreement between USAA Life Insurance Company and The Lincoln National Life Insurance Company, Effective
   June 1, 1998(9)
5. Automatic Reinsurance Agreement Effective June 1, 1998 between USAA Life Insurance Company and Munich American Reassurance Company (9)
6. Automatic Reinsurance Agreement Effective June 1, 1998 between USAA Life Insurance Company and American Phoenix Life and Reassurance Company(9).
7. Automatic and Facultative Reinsurance Agreement Effective June 1, 1998 between USAA Life Insurance Company and Security Life of Denver Insurance Company(11)

H.

1. Amended Participation Agreement by and between Scudder Variable Life Investment Fund and USAA Life Insurance Company, dated February 3, 1995, as amended May 21, 1998.(5)
2. Amended Participating Contract and Policy Agreement by and between Scudder Investor Services, Inc. and USAA Investment Management Company, dated February 3, 1995, as amended February 29, 1998.(5)
3. Amended Reimbursement Agreement by and between Scudder Kemper Investments, Inc. and USAA life Insurance Company, dated February 3, 1995, as amended May 21, 1998.(5)

                                  VUL Part C-1

4. Amended Letter Agreement by and between Scudder Kemper Investments, Inc., Scudder Investor Services, Inc., Scudder Variable Life Investment Fund, USAA Life Insurance Company and USAA Investment Management Company, dated February 3, 1995, as amended March 16, 1998.(5)
5. Amended Participation Agreement by and between The Alger American Fund, Fred Alger Management, Inc., Fred Alger & Company, Incorporated, and USAA Life Insurance Company, dated December 16, 1994, as amended March 16, 1998.(2)
6. Amended Expense Allocation Agreement by and between Fred Alger Management, Inc., Fred Alger & Company, Inc., and USAA Life Insurance Company, dated December 16,1994 as amended March 16, 1998.(2)
7. Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation, and USAA Life Insurance Company, dated March 12, 2001.(6)
8. Participation Agreement by and between Variable Insurance Products Funds, Fidelity Distributors Corporation, and USAA Life Insurance Company, dated February 20, 2001.(6)

I.
1. Administrative Services Agreement, by and between USAA Life Insurance Company and USAA Life Investment Trust effective May 1, 2003(8.
2. Administrative Services Agreement, by and between USAA Life Insurance Company and USAA Investment Management Company. (8)
3. Investment Advisory Agreement by and between USAA Life Investment Trust and USAA Investment Management Company, dated November 1, 2002.(6)
4. Subadvisory Agreement by and between USAA Life Investment Trust and MFS Investment Management with respect to the USAA Life World Growth Fund dated November 1, 2002.(6)

5. Subadvisory Agreement by and between USAA Life Investment Trust and Wellington Management Company LLP with respect to the USAA Life Diversified Assets Fund dated November 1, 2002.(6)
6. Subadvisory Agreement by and between USAA Life Investment Trust and
   Marsico Capital Management LLC with respect to the USAA Life Aggressive Growth Fund dated November 1, 2002.(6)
7. Transfer Agent Agreement by and between USAA Life Investment Trust and
   USAA Life Insurance Company, dated December 15, 1994.(7)
8. Letter Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company, appointing USAA Life as the Transfer Agent and Dividend Disbursing Agent for Funds added to Trust, dated February 7, 1997.(7)
9. Amendment to Transfer Agent Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company, to encompass variable universal life insurance, dated February 18, 1998.(7)
10.Amended and Restated Distribution and Administration Agreement by and between USAA Life Insurance Company and USAA Investment Management Company, dated December 16, 1994, and amended and restated, to encompass variable universal life insurance, March 30, 1998.(2)

J. None.

K.
1. Opinion and Consent of Mark S. Howard, Senior Vice President, Secretary and Counsel, USAA Life Insurance Company, as to the legality of the Policy interests being registered.(11)
2. Consent of Ernst & Young LLP, Independent Registered Public Accountant. (Filed herewith)
3. Consent of KPMG LLP, Independent Registered Public Accountant. (Filed herewith)

L. Not applicable.

                                  VUL Part C-2

M. Not applicable.

N. Other Opinions.

1. Power of Attorney for Robert G. Davis.(1)
2. Power of Attorney for Russell A. Evenson.(4)

3. Powers of Attorney for Steven A. Bennett and Kristi A. Matus(10)
4. Power of Attorney for Edwin T. McQuiston (Filed herewith)


O. None.

P. Not applicable.

Q. Not applicable.


R. Persons Controlled by or Under Common Control with the Depositor or Registrant (Filed herewith).


------------------

1 Previously filed on January 30, 1998, with the initial filing of this Registration Statement.

2 Previously filed on May 15, 1998, with the Pre-Effective Amendment to Registrant's Form S-6 Registration Statement.

3 Previously filed on April 27, 2000, with the Post-Effective Amendment No. 3 to Registrant's Form S-6 Registration Statement.

4 Previously filed on March 1, 2002, with the Post-Effective Amendment No. 5 to Registrant's Form S-6 Registration Statement.

5 Previously filed on February 26, 1999, with the Post-Effective Amendment No. 1 to Registrant's Form S-6 Registration Statement.

6 Incorporated herein by reference to Post-Effective Amendment No. 11, filed on February 28, 2003, to the Form N-1A Registration Statement (File No. 33-82270) of USAA Life Investment Trust.

7 Incorporated herein by reference to Post-Effective Amendment No. 6, filed on March 2, 1998, to the Form N-1A Registration Statement (File No. 33-82270) of USAA Life Investment Trust.

8 Previously filed on March 20, 2003 with the Post Effective Amendment No. 7 under the 1933 Act and Amendment No. 2 under the 1940 Act to the N-6 Registration Statement (File Nos. 333-45343 and 811-08625) of USAA Life Investment Trust

9 Previously filed on May 1, 2003, with the Post-Effective Amendment No. 8 to Registrant's Form N-6 Registration Statement

10 Previously filed on April 20, 2004 with the Post Effective Amendment No. 9 to Registrant's Form N-6 Registration Statement

11 Previously filed on February 24, 2005 with the Post Effective Amendment
   No. 10 to Registrant's Form N-6 Registration Statement


DIRECTORS AND OFFICERS OF THE DEPOSITOR

DIRECTORS. Set forth below are the Directors of USAA Life, the depositor of the Separate Account, who are engaged directly or indirectly in activities relating to the Registrant or the variable universal life policies offered by the Registrant, including each senior executive officer of USAA Life. The principal business address for all of the following Directors and officers of USAA Life is 9800 Fredericksburg Road, San Antonio, Texas 78288.

NAME                                PRINCIPAL OCCUPATION
----                                --------------------
Robert G. Davis                     Director and Chair
Kristi A. Matus                     Director and Vice Chair
Russell A. Evenson                  Director
Steven Alan Bennett                 Director
Josue Robles, Jr.                   Director

                                  VUL Part C-3

OFFICERS (OTHER THAN DIRECTORS).
Set forth below are the officers of USAA Life, the depositor of the Separate Account, who are engaged directly or indirectly in activities relating to the Registrant or the variable universal life policies offered by the Registrant, including each senior executive officer of USAA Life. The principal business address of each person listed is same as the address of USAA Life, as shown on the cover page of this prospectus.

NAME                                POSITIONS & OFFICES WITH USAA LIFE:
----                                -----------------------------------
Kristi A. Matus                     President and Chief Executive Officer
Lynda C. Cabell                     Senior Vice President and Controller
Dawn Love Cooper                    Senior Vice President
Russell A. Evenson                  Senior Vice President and Chief Actuary
Mark S. Howard                      Senior Vice President, Secretary and Counsel
Edwin T. McQuiston                  Senior Vice President and Treasurer
Rosemary H. Puente                  Senior Vice President
Amy D. Cannefax                     Vice President
W. James Nabholz III                Vice President and Assistant Secretary
Allen R. Pierce, Jr.                Vice President
Deborah L. Beachner                 Assistant Vice President
Michael A. Belko                    Assistant Vice President
Phillip N. Beyer                    Assistant Vice President
Brenda E. Davis                     Assistant Vice President
Steven W.Diamond                    Assistant Vice President
Michael P. Egan                     Assistant Vice President
Shawn T. Loftus                     Assistant Vice President
Martha F. Mireles                   Assistant Vice President
Jeffrey G. Nordstrom                Assistant Vice President
Layne C. Roetzel                    Assistant Vice President,
                                    Compliance and Privacy
Dawn M. Trautman                    Assistant Vice President

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT Registrant is a Separate Account of USAA Life that invests exclusively in mutual funds. Registrant may be deemed to be a control person of one or more of these mutual funds to the extent that it beneficially owns more than 25% of the voting securities thereof. It also may be deemed to be under common control with companies affiliated with its depositor, USAA Life. For further information, please refer to the organizational list that is filed as Exhibit R hereto and incorporated by reference in response to this item.

INDEMNIFICATION

UNDERTAKING PURSUANT TO RULE 484(B)(1) UNDER THE SECURITIES ACT OF 1933

Rule 484(b)(1) under the Securities Act of 1933, as amended, requires a description of any provision or arrangement . . . whereby the registrant may indemnify a director, officer or controlling person of the registrant against liabilities arising under the [Securities] Act. Registrant, the Life Insurance Separate Account of USAA Life Insurance Company, does not, as a technical matter, have any directors or officers. Nevertheless, Registrant, pursuant to
Section 13 of the Amended and Restated Distribution and Administration Agreement, may indemnify, albeit indirectly, directors and/or officers of its depositor, USAA Life Insurance Company (USAA Life), as follows. Section 13 of such Agreement provides that Registrant shall indemnify the employees of USAA Investment Management Company (IMCO), Registrant's principal underwriter. To whatever extent any director or officer of USAA Life may be deemed to be an employee of IMCO, Registrant may be deemed to be permitted to indemnify such person pursuant to such Agreement, which is filed as Exhibit 1.(3)(a) to this Registration Statement and is herein incorporated by reference.

                                  VUL Part C-4

Additionally, there are certain other provisions or arrangements whereby USAA Life, and/or certain of its affiliated persons, may be indemnified by parties or entities other than Registrant. Such provisions or arrangements are incorporated herein by reference, as follows: to Article IX of the By-Laws of USAA Life, filed as Exhibit 1.6(b) to this Registration Statement; to Section 9 of the Amended and Restated Underwriting and Administrative Services Agreement, filed as Exhibit 1.(8)(a) to this Registration Statement; to Section 12 of the Transfer Agent Agreement, as amended, filed as Exhibit 1.(8)(c) to this Registration Statement; to Section 5(b) of the Amended Participation Agreement, filed as Exhibit 1.8(d)(i) of this Registration Statement; to Section 6(b) of the Amended Reimbursement Agreement, filed as Exhibit 1.8(d)(iii) to this Registration Statement; to Section 12.2 of the Amended Participation Agreement, filed as Exhibit 1.8(e)(i) to this Registration Statement; to the Amended Expense Allocation Agreement, filed as Exhibit 1.8(e)(ii) to this Registration Statement; to Section 7 of the Participation Agreement, filed as Exhibit 1.8(f) to this Registration Statement; and to Section 8 of the Participation Agreement filed as Exhibit 1.8(g) to this Registration Statement.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

PRINCIPAL UNDERWRITERS
(A)Other Activity. USAA Investment Management Company (USAA IMCO) is the principal underwriter for the Contracts. USAA IMCO also serves as the investment adviser and principal underwriter to USAA Life Investment Trust, USAA Investment Trust, USAA State Tax-Free Trust, USAA Mutual Fund, Inc., and USAA Tax Exempt Fund, Inc.
(B)Management. Set forth below are the Directors and Officers of USAA IMCO who are engaged directly or indirectly in activities relating to the Registrant or the Contracts offered by the Registrant, including each senior executive officer of USAA IMCO. The principal business address for all of the following Directors and Officers of USAA IMCO is 9800 Fredericksburg Road, San Antonio, Texas 78288.

Directors with Positions and Offices with USAA IMCO:

         Christopher W. Claus     Director and Chair, President and
                                  Chief Executive Officer
         Terri L. Luensmann       Director, Senior Vice President
         Casey L. Wentzell        Director, Senior Vice President

Officers with Positions with USAA IMCO:

         Christopher W. Claus       CEO and President
         Clifford A. Gladson        Senior Vice President
         Mark S. Howard             Senior Vice President, Secretary and Counsel
         Terri L. Luensmann         Senior Vice President
<        Mark S. Rapp               Senior Vice President
         Casey L. Wentzell          Senior Vice President
         Eileen M. Smiley           Vice President and  Assistant Secretary
         Stuart H. Wester           Vice President
         Debra K. Dunn              Assistant Vice President, Senior financial
                                    Officer and Treasurer
         Roberto Galindo, Jr.       Assistant Vice President,
         Jeffrey D Hill             Assistant Vice President, Mutual Funds
                                    Compliance
         David H. Smith             Assistant Vice President, Chief Compliance
                                    Officer

                                  VUL Part C-5

(C) Compensation from Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:
    NONE

LOCATION OF ACCOUNTS AND RECORDS

The accounts and records of Registrant are located at the offices of its depositor, USAA Life, located at 9800 Fredericksburg Road, San Antonio, Texas, 78288; the offices of the principal underwriter of the Policies, USAA IMCO, are located at 9800 Fredericksburg Road, San Antonio, Texas, 78288.

FEE REPRESENTATIONS


REPRESENTATION REGARDING THE REASONABLENESS OF AGGREGATE FEES AND CHARGES DEDUCTED UNDER THE POLICIES PURSUANT TO SECTION 26(E)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED

USAA Life Insurance Company (USAA Life) represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company under the Policies. USAA Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for USAA Life to earn a profit; the degree to which the Policies include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940, as amended, used prior to October 1996, including the range of industry practice. This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectus contained herein, or any variations therein, based on supplements, endorsements, or riders to any Policies or prospectus, or otherwise.






                                  VUL Part C-6

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Life Insurance Separate Account of USAA Life Insurance Company, certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933, as amended, for effectiveness of this amended Registration Statement and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of San Antonio, and State of Texas, on this 17th day of April, 2006.


                        Signature:      Life Insurance Separate Account of
                                        USAA Life Insurance Company
                                        (Registrant)

                        By:             USAA Life Insurance Company
                                        (Depositor)
                                        (On behalf of Registrant and itself)

                        By:             /S/ KRISTI A. MATUS
                                        Kristi A. Matus
                                        President and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, as amended, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


(NAME)                            (TITLE)                          (DATE)


-------------------
Robert G. Davis                   Director and Chair

/S/ KRISTI A. MATUS
Kristi A. Matus                   Director and Vice Chair,
                                  President and Chief          April 17, 2006
                                  Executive Officer
                                  (Principal Executive Officer)

/S/ RUSSELL A. EVENSON
Russell A. Evenson                Director                     April 17, 2006
/S/ STEVEN Alan BENNETT
Steven A. Bennett                 Director                     April 17, 2006

/S/ JOSUE ROBLES, JR.
Josue Robles, Jr.                 Director                     April 17, 2006

/S/EDWIN T. MCQUISTON             Senior Vice President        April 17, 2006
Edwin T. McQuiston                (Principal Accounting and
                                  Financial Officer)



                                  VUL Part C-7

                                  EXHIBIT INDEX


EXHIBIT
-------------------------------------------------------------------------------


1. Persons controlled By or Under Common Control with the Depositor or
   Registrant.
2. Power of Attorney Executed by Edwin T. McQuiston
3. Consent of Ernst & Young LLP
4. Consent of KPMG LLP




                                  VUL Part C-8